                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-4777
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                               MFS SERIES TRUST I
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                                Susan S. Newton
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
-------------------------------------------------------------------------------

                       Date of fiscal year end: August 31
-------------------------------------------------------------------------------

                   Date of reporting period: August 31, 2006
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
ITEM 1. REPORTS TO STOCKHOLDERS.

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED

MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) TECHNOLOGY FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
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MANAGEMENT REVIEW                                                3
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PERFORMANCE SUMMARY                                              5
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EXPENSE TABLE                                                    8
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PORTFOLIO OF INVESTMENTS                                        10
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STATEMENT OF ASSETS AND LIABILITIES                             12
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STATEMENT OF OPERATIONS                                         14
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STATEMENTS OF CHANGES IN NET ASSETS                             15
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FINANCIAL HIGHLIGHTS                                            16
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NOTES TO FINANCIAL STATEMENTS                                   22
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         32
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RESULTS OF SHAREHOLDER MEETING                                  33
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TRUSTEES AND OFFICERS                                           34
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BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   40
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PROXY VOTING POLICIES AND INFORMATION                           45
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QUARTERLY PORTFOLIO DISCLOSURE                                  45
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FEDERAL TAX INFORMATION                                         45
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MFS(R) PRIVACY NOTICE                                           46
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CONTACT INFORMATION                                     BACK COVER
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Fund objective: Seeks capital appreciation.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                       NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        SCT-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.4%
              Cash & Other Net Assets                     1.6%

              TOP TEN HOLDINGS

              Cisco Systems, Inc.                         6.2%
              ------------------------------------------------
              SanDisk Corp.                               5.3%
              ------------------------------------------------
              Intel Corp.                                 4.7%
              ------------------------------------------------
              TIBCO Software, Inc.                        4.4%
              ------------------------------------------------
              Marvell Technology Group Ltd.               3.9%
              ------------------------------------------------
              Salesforce.com, Inc.                        3.8%
              ------------------------------------------------
              Nortel Networks Corp.                       3.2%
              ------------------------------------------------
              Juniper Networks, Inc.                      3.0%
              ------------------------------------------------
              First Data Corp.                            2.9%
              ------------------------------------------------
              Hewlett-Packard Co.                         2.7%
              ------------------------------------------------

              TOP FIVE INDUSTRIES

              Electronics                                24.3%
              ------------------------------------------------
              Computer Software                          24.0%
              ------------------------------------------------
              Network & Telecom                          16.1%
              ------------------------------------------------
              Business Services                          10.3%
              ------------------------------------------------
              Internet                                    8.1%
              ------------------------------------------------

Percentages are based on net assets as of 8/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS Technology Fund provided a total return of 14.59%, at net asset value. This compares with a return of 1.69% for the fund's benchmark, the Goldman Sachs Technology Industry Composite Index.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection was the principal source of positive relative performance in the electronics, computer software, and business services industries over the period.

In the electronics industry, NAND flash memory storage products maker SanDisk was the fund's top contributor relative to the index. While the nature of the flash memory business is that prices fall at a rapid pace, SanDisk has been able to drive costs down at an equal pace while benefiting from the elasticity of demand driven by lower priced innovative consumer products. More recently, stock performance was driven by the M-Systems acquisition, which extends the life of SanDisk's intellectual property and the capacity upgrades for Apple's iPod Nano and SanDisk's own Sansa, which drove tightness in the NAND flash memory storage products market. Our holdings in South Korean microchip and electronics manufacturer Samsung Electronics and electronic and power supply manufacturer Delta Electronics*, neither of which are index constituents, also boosted relative returns.

In the computer software industry, information technology automation software products provider Opsware and business intelligence software company MicroStrategy*, neither of which are index constituents, aided results. Opsware's stock price increased as the company exceeded its revenue guidance and, in February 2006, announced that Cisco Systems will distribute and integrate Opsware's Network Automation product set.

In the business services industry, network and Internet exchange services provider Equinix and custom IT consulting and technology services provider Cognizant Technology Solutions Corp were among the fund's top contributors. Shares of Equinix climbed as the company benefited from strong demand and the ability to increase pricing on its services.

Stock selection and, to a lesser extent, our overweighted positions in the specialty stores industry helped relative performance. Consumer electronics retailer Circuit City Stores* (not an index constituent) added to relative returns. Not owning stocks in the poor-performing consumer services industry also bolstered results. In particular, avoiding online auctioneer EBay was beneficial as this stock severely underperformed the broad benchmark during the reporting period.

Stock selection and, to a lesser extent, our underweighing in the Internet industry aided relative performance. A combination of stock selection and our positioning in the leisure and toys industry, particularly video game-related holdings, also had a positive impact on relative performance. No stocks in these industries were among the fund's top contributors.

DETRACTORS FROM PERFORMANCE

The fund's allocation to the broadcasting industry, which is not represented in the index, held back relative performance. Within this industry, radio broadcaster XM Satellite Radio Holdings was among the fund's top detractors.

Weak stock selection in the network and telecom industry also hurt results. Network equipment manufacturer Juniper Networks and global telecom equipment company Nortel Networks had a negative impact on relative returns. Earlier in the year, Juniper lowered its revenue guidance for the first half of 2006. Later in the reporting period, the company delayed its second quarter filing as a result of investigations into its options practices. The company also guided down its outlook for the second half of the year.

Stocks in other industries that detracted from relative performance included network chip maker Marvell Technology Group and computer products and services provider Hewlett-Packard. Over the period, Marvell's performance was marred by concerns relating to Seagate's proposed acquisition of Maxtor as the acquisition created uncertainty on Marvell's access to Maxtor hard disk drives. Additionally, we feel that Marvell was hurt by an inventory build-up earlier in the period and its purchase of Intel's wireless baseband and application processor business. For Hewlett-Packard, we missed the run up in the stock's strong performance during the reporting period.

Respectfully,

Telis D. Bertsekas
Portfolio Manager

* Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1997, through the stated period end.)

                                    MFS              Goldman Sachs
                                Technology             Technology
                                   Fund                 Industry
                                - Class A           Composite Index

             1/97                $ 9,425                $10,000
             8/97                 11,810                 13,556
             8/98                 11,738                 13,111
             8/99                 19,397                 27,522
             8/00                 36,453                 44,917
             8/01                 14,211                 16,459
             8/02                  8,309                 10,414
             8/03                 11,034                 14,411
             8/04                 10,236                 13,980
             8/05                 11,752                 16,297
             8/06                 13,467                 16,572


TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date      1-yr        5-yr       Life (t)
------------------------------------------------------------------------------
        A                 1/02/97             14.59%       -1.07%        3.76%
------------------------------------------------------------------------------
        B                 4/14/00             13.80%       -1.72%        3.31%
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        C                 4/14/00             13.82%       -1.74%        3.30%
------------------------------------------------------------------------------
        I                 1/02/97             14.93%       -0.75%        4.05%
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        R                12/31/02             14.32%       -1.21%        3.69%
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       R1                 4/01/05             13.68%       -1.28%        3.65%
------------------------------------------------------------------------------
       R2                 4/01/05             14.14%       -1.18%        3.70%
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       R3                10/31/03             14.16%       -1.28%        3.65%
------------------------------------------------------------------------------
       R4                 4/01/05             14.35%       -1.09%        3.75%
------------------------------------------------------------------------------
       R5                 4/01/05             14.79%       -0.99%        3.81%
------------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
------------------------------------------------------------------------------
Goldman Sachs Technology Industry
Composite Index (f)                            1.69%        0.14%        5.36%
------------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
------------------------------------------------------------------------------
        A                                      8.00%       -2.24%        3.13%
With Initial Sales Charge (5.75%)
------------------------------------------------------------------------------
        B                                      9.80%       -2.11%        3.31%
With CDSC (Declining over six years
from 4% to 0%) (x)
------------------------------------------------------------------------------
        C                                     12.82%       -1.74%        3.30%
With CDSC (1% for 12 months) (x)
------------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the fund's investment operations, January 2, 1997 through the stated period end.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Goldman Sachs Technology Industry Composite Index - A modified capitalization-weighted index of selected technology stocks.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------
                           Annualized  Beginning     Ending       Expenses
                           Annualized   Account      Account     Paid During
   Share                    Expense      Value        Value       Period (p)
   Class                     Ratio      3/01/06      8/31/06   3/01/06-8/31/06
------------------------------------------------------------------------------
           Actual            1.50%     $1,000.00      $981.60       $7.49
     A     -------------------------------------------------------------------
           Hypothetical (h)  1.50%     $1,000.00    $1,017.64       $7.63
------------------------------------------------------------------------------
           Actual            2.15%     $1,000.00      $977.90      $10.72
     B     -------------------------------------------------------------------
           Hypothetical (h)  2.15%     $1,000.00    $1,014.37      $10.92
------------------------------------------------------------------------------
           Actual            2.15%     $1,000.00      $978.90      $10.72
     C     -------------------------------------------------------------------
           Hypothetical (h)  2.15%     $1,000.00    $1,014.37      $10.92
------------------------------------------------------------------------------
           Actual            1.15%     $1,000.00      $983.00       $5.75
    I      -------------------------------------------------------------------
           Hypothetical (h)  1.15%     $1,000.00    $1,019.41       $5.85
------------------------------------------------------------------------------
           Actual            1.65%     $1,000.00      $980.50       $8.24
     R     -------------------------------------------------------------------
           Hypothetical (h)  1.65%     $1,000.00    $1,016.89       $8.39
------------------------------------------------------------------------------
           Actual            2.25%     $1,000.00      $977.90      $11.22
    R1     -------------------------------------------------------------------
           Hypothetical (h)  2.25%     $1,000.00    $1,013.86      $11.42
------------------------------------------------------------------------------
           Actual            1.90%     $1,000.00      $979.90       $9.48
    R2     -------------------------------------------------------------------
           Hypothetical (h)  1.90%     $1,000.00    $1,015.63       $9.65
------------------------------------------------------------------------------
           Actual            1.80%     $1,000.00      $980.40       $8.99
    R3     -------------------------------------------------------------------
           Hypothetical (h)  1.80%     $1,000.00    $1,016.13       $9.15
------------------------------------------------------------------------------
           Actual            1.55%     $1,000.00      $980.60       $7.74
    R4     -------------------------------------------------------------------
           Hypothetical (h)  1.55%     $1,000.00    $1,017.39       $7.88
------------------------------------------------------------------------------
           Actual            1.25%     $1,000.00      $982.60       $6.25
    R5     -------------------------------------------------------------------
           Hypothetical (h)  1.25%     $1,000.00    $1,018.90       $6.36
------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
--------------------------------------------------------------------------------------------------------------
ISSUER                                                                              SHARES/PAR       VALUE ($)
--------------------------------------------------------------------------------------------------------------
Broadcasting - 0.9%
--------------------------------------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., "A" (l)(n)                                           74,000   $     959,040
--------------------------------------------------------------------------------------------------------------
Business Services - 10.3%
--------------------------------------------------------------------------------------------------------------
Amdocs Ltd. (n)                                                                         46,600   $   1,768,470
Cognizant Technology Solutions Corp., "A" (n)                                           29,570       2,067,239
Equinix, Inc. (l)(n)                                                                    39,420       2,273,351
First Data Corp.                                                                        69,980       3,007,040
Ultimate Software Group, Inc. (l)(n)                                                    62,200       1,405,720
                                                                                                 -------------
                                                                                                 $  10,521,820
--------------------------------------------------------------------------------------------------------------
Computer Software - 24.0%
--------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (l)(n)                                                              73,620   $   2,388,233
Blue Coat Systems, Inc. (l)(n)                                                          58,300         991,683
FileNet Corp. (l)(n)                                                                    79,300       2,770,742
McAfee, Inc. (n)                                                                        82,030       1,867,003
Opsware, Inc. (l)(n)                                                                   235,700       1,661,685
Oracle Corp. (n)                                                                       169,398       2,651,079
Salesforce.com, Inc. (l)(n)                                                            111,920       3,859,001
Symantec Corp. (n)                                                                     145,801       2,717,731
TIBCO Software, Inc. (n)                                                               576,110       4,528,225
Witness Systems, Inc. (l)(n)                                                            63,500       1,031,875
                                                                                                 -------------
                                                                                                 $  24,467,257
--------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 6.3%
--------------------------------------------------------------------------------------------------------------
Apple Computer, Inc. (n)                                                                22,000   $   1,492,700
Hewlett-Packard Co.                                                                     76,300       2,789,528
Sun Microsystems, Inc. (n)                                                             425,600       2,123,744
                                                                                                 -------------
                                                                                                 $   6,405,972
--------------------------------------------------------------------------------------------------------------
Electronics - 24.3%
--------------------------------------------------------------------------------------------------------------
Integrated Device Technology, Inc. (n)                                                 117,900   $   2,031,417
Intel Corp.                                                                            246,300       4,812,702
Linear Technology Corp.                                                                 42,600       1,448,826
Marvell Technology Group Ltd. (n)                                                      228,500       4,001,035
Nintendo Co. Ltd.                                                                        9,400       1,929,191
Samsung Electronics Co. Ltd., GDR                                                        7,838       2,664,920
SanDisk Corp. (l)(n)                                                                    92,430       5,445,976
Volterra Semiconductor Corp. (l)(n)                                                    163,730       2,469,048
                                                                                                 -------------
                                                                                                 $  24,803,115
--------------------------------------------------------------------------------------------------------------
Internet - 8.1%
--------------------------------------------------------------------------------------------------------------
Baidu.com, Inc., ADR (l)(n)                                                             35,290   $   2,742,033
Google, Inc., "A" (n)                                                                    4,790       1,813,159
NHN Corp.                                                                               10,330         975,724
RightNow Technologies, Inc. (l)(n)                                                      70,000       1,075,200
TENCENT Holdings Ltd.                                                                  784,000       1,713,738
                                                                                                 -------------
                                                                                                 $   8,319,854
--------------------------------------------------------------------------------------------------------------
Leisure & Toys - 5.3%
--------------------------------------------------------------------------------------------------------------
Capcom Co. Ltd. (l)                                                                    106,500   $   1,545,807
Electronic Arts, Inc. (l)(n)                                                            54,200       2,762,574
THQ, Inc. (l)(n)                                                                        41,200       1,062,960
                                                                                                 -------------
                                                                                                 $   5,371,341
--------------------------------------------------------------------------------------------------------------
Network & Telecom - 16.1%
--------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (n)                                                                288,933   $   6,353,637
Juniper Networks, Inc. (l)(n)                                                          205,830       3,019,526
NICE Systems Ltd., ADR (n)                                                              83,680       2,088,653
Nortel Networks Corp. (l)(n)                                                         1,566,470       3,273,922
Redback Networks, Inc. (l)(n)                                                           92,300       1,720,472
                                                                                                 -------------
                                                                                                 $  16,456,210
--------------------------------------------------------------------------------------------------------------
Telephone Services - 3.1%
--------------------------------------------------------------------------------------------------------------
Global Crossing Ltd. (l)(n)                                                             67,310   $   1,128,116
Level 3 Communications, Inc. (l)(n)                                                    451,170       1,998,683
                                                                                                 -------------
                                                                                                 $   3,126,799
--------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $102,120,832)                                              $ 100,431,408
--------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 23.2%
--------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                                     23,723,385   $  23,723,385
--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $125,844,217)                                                $ 124,154,793
--------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (21.6)%                                                           (22,063,640)
--------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                              $ 102,091,153
--------------------------------------------------------------------------------------------------------------
(l) All or a portion of this security is on loan.
(n) Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR            American Depository Receipt
GDR            Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $23,081,209 of securities on
loan (identified cost, $125,844,217)                                $124,154,793
Foreign currency, at value (identified cost, $1,441,710)               1,390,724
Receivable for investments sold                                        2,707,095
Receivable for fund shares sold                                           34,367
Interest and dividends receivable                                         33,349
Receivable from investment adviser                                        11,979
Other assets                                                                 786
-------------------------------------------------------------------------------------------------------
Total assets                                                                               $128,333,093
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable to custodian                                                    $238,650
Payable for investments purchased                                      1,988,435
Payable for fund shares reacquired                                       100,643
Collateral for securities loaned, at value                            23,723,385
Payable to affiliates
  Management fee                                                           4,178
  Shareholder servicing costs                                             43,875
  Distribution and service fees                                            3,720
  Administrative services fee                                                145
  Retirement plan administration and services fees                            17
Payable for independent trustees' compensation                            43,641
Accrued expenses and other liabilities                                    95,251
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $26,241,940
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $102,091,153
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                     $424,777,373
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies           (1,740,453)
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       (320,945,767)
-------------------------------------------------------------------------------------------------------
Net assets                                                                                 $102,091,153
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                    10,282,588
-------------------------------------------------------------------------------------------------------

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $43,312,686
  Shares outstanding                                                   4,276,919
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $10.13
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25 X net asset value per
  share)                                                                                         $10.75
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $39,024,532
  Shares outstanding                                                   4,009,810
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                    $9.73
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $11,659,163
  Shares outstanding                                                   1,199,979
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                    $9.72
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                          $3,492,025
-------------------------------------------------------------------------------------------------------
  Shares outstanding                                                     336,028
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $10.39
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                          $3,047,421
  Shares outstanding                                                     303,047
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $10.06
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $212,991
  Shares outstanding                                                      21,920
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                           $9.72
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $367,058
  Shares outstanding                                                      37,588
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                           $9.77
-------------------------------------------------------------------------------------------------------

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $800,463
  Shares outstanding                                                      80,051
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $10.00
-------------------------------------------------------------------------------------------------------

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $113,262
  Shares outstanding                                                      11,193
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $10.12
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                             $61,552
  Shares outstanding                                                       6,053
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $10.17
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                             $286,302
  Interest                                                                64,993
  Income on securities loaned                                             58,235
  Foreign taxes withheld                                                 (15,884)
------------------------------------------------------------------------------------------------------
Total investment income                                                                       $393,646
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                        $832,364
  Distribution and service fees                                          741,564
  Shareholder servicing costs                                            380,029
  Administrative services fee                                             23,771
  Retirement plan administration and services fees                         3,671
  Independent trustees' compensation                                       7,342
  Custodian fee                                                           63,760
  Registration fees                                                      138,787
  Shareholder communications                                              77,498
  Auditing fees                                                           44,872
  Legal fees                                                              15,359
  Miscellaneous                                                            9,497
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $2,338,514
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (9,886)
  Reduction of expenses by investment adviser                           (320,541)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $2,008,087
------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $(1,614,441)
------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis) --
  Investment transactions                                            $21,203,401
  Foreign currency tansactions                                           (34,957)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                                               $21,168,444
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments                                                        $(4,957,719)
  Translation of assets and liabilities in foreign currencies            (35,078)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                       $(4,992,797)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                           $16,175,647
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $14,561,206
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            YEARS ENDED 8/31
                                                                 --------------------------------------
                                                                        2006                       2005

CHANGE IN NET ASSETS

FROM OPERATIONS
--------------------------------------------------------------------------------------------------------
Net investment loss                                              $(1,614,441)               $(1,187,631)
Net realized gain (loss) on investments and foreign
currency transactions                                             21,168,444                 26,313,940
Net unrealized gain (loss) on investments and foreign
currency translation                                              (4,992,797)                (3,585,555)
--------------------------------------------------------------------------------------------------------
Change in net assets from operations                             $14,561,206                $21,540,754
--------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $(23,708,788)              $(67,156,944)
--------------------------------------------------------------------------------------------------------
Redemption fees                                                          $--                     $4,244
--------------------------------------------------------------------------------------------------------
Total change in net assets                                       $(9,147,582)              $(45,611,946)
--------------------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------------
At beginning of period                                           111,238,735                156,850,681
At end of period                                                $102,091,153               $111,238,735
--------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                   YEARS ENDED 8/31
                                           -------------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002

Net asset value, beginning of period             $8.84            $7.70            $8.30            $6.25           $10.70
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.11)          $(0.05)          $(0.10)          $(0.07)          $(0.11)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             1.40             1.19            (0.50)            2.12            (4.34)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $1.29            $1.14           $(0.60)           $2.05           $(4.45)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $10.13            $8.84            $7.70            $8.30            $6.25
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       14.59            14.81            (7.23)(b)        32.80           (41.53)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.79             1.79             1.60             1.76             1.74
Expenses after expense reductions (f)             1.50             1.51             1.50             1.52             1.51
Net investment loss                              (1.13)           (0.56)           (1.10)           (1.05)           (1.22)
Portfolio turnover                                 217              163              141              162              210
Net assets at end of period (000 Omitted)      $43,313          $48,945          $75,786         $101,059          $53,142
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                   YEARS ENDED 8/31
                                           -------------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002

Net asset value, beginning of period             $8.55            $7.50            $8.13            $6.16           $10.61
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.17)          $(0.10)          $(0.15)          $(0.11)          $(0.17)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             1.35             1.15            (0.48)            2.08            (4.28)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $1.18            $1.05           $(0.63)           $1.97           $(4.45)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $9.73            $8.55            $7.50            $8.13            $6.16
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       13.80            14.00            (7.75)(b)        31.98           (41.94)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            2.44             2.44             2.25             2.42             2.39
Expenses after expense reductions (f)             2.15             2.16             2.15             2.18             2.16
Net investment loss                              (1.79)           (1.24)           (1.74)           (1.71)           (1.87)
Portfolio turnover                                 217              163              141              162              210
Net assets at end of period (000 Omitted)      $39,025          $43,765          $50,896          $61,353          $25,997
--------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                   YEARS ENDED 8/31
                                           -------------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002

Net asset value, beginning of period             $8.54            $7.48            $8.12            $6.16           $10.61
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.17)          $(0.10)          $(0.15)          $(0.11)          $(0.17)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             1.35             1.16            (0.49)            2.07            (4.28)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $1.18            $1.06           $(0.64)           $1.96           $(4.45)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $9.72            $8.54            $7.48            $8.12            $6.16
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       13.82            14.17            (7.88)(b)        31.82           (41.94)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            2.44             2.44             2.25             2.42             2.39
Expenses after expense reductions (f)             2.15             2.16             2.15             2.18             2.16
Net investment loss                              (1.78)           (1.22)           (1.74)           (1.71)           (1.87)
Portfolio turnover                                 217              163              141              162              210
Net assets at end of period (000 Omitted)      $11,659          $12,414          $15,367          $20,210          $10,476
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                      YEARS ENDED 8/31
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003            2002

Net asset value, beginning of period                 $9.04           $7.85           $8.43           $6.33          $10.79
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $(0.08)          $0.01          $(0.06)         $(0.05)         $(0.08)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    1.43            1.18           (0.52)           2.15           (4.38)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.35           $1.19          $(0.58)          $2.10          $(4.46)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $10.39           $9.04           $7.85           $8.43           $6.33
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              14.93           15.16           (6.88)(b)       33.18          (41.33)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.43            1.44            1.26            1.41            1.39
Expenses after expense reductions (f)                 1.15            1.16            1.16            1.17            1.16
Net investment income (loss)                         (0.78)           0.17           (0.70)          (0.71)          (0.87)
Portfolio turnover                                     217             163             141             162             210
Net assets at end of period (000 Omitted)           $3,492          $3,384         $13,404          $4,179          $3,045
--------------------------------------------------------------------------------------------------------------------------

CLASS R                                                                           YEARS ENDED 8/31
                                                            -------------------------------------------------------------
                                                                   2006              2005            2004         2003(i)

Net asset value, beginning of period                              $8.80             $7.67           $8.28           $6.16
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                        $(0.13)           $(0.07)         $(0.10)         $(0.08)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             1.39              1.20           (0.51)           2.20
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $1.26             $1.13          $(0.61)          $2.12
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $10.06             $8.80           $7.67           $8.28
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                           14.32             14.73           (7.37)(b)       34.42(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.93              1.94            1.76            1.88(a)
Expenses after expense reductions (f)                              1.65              1.66            1.66            1.64(a)
Net investment loss                                               (1.28)            (0.79)          (1.21)          (1.22)(a)
Portfolio turnover                                                  217               163             141             162
Net assets at end of period (000 Omitted)                        $3,047            $2,283          $1,266            $173
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                                $8.55               $8.01
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.18)             $(0.07)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           1.35                0.61(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.17               $0.54
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.72               $8.55
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             13.68                6.74(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.63                2.62(a)
Expenses after expense reductions (f)                                                2.25                2.34(a)
Net investment loss                                                                 (1.88)              (1.90)(a)
Portfolio turnover                                                                    217                 163
Net assets at end of period (000 Omitted)                                            $213                 $64
-------------------------------------------------------------------------------------------------------------

CLASS R2                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                                $8.56               $8.01
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.15)             $(0.05)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           1.36                0.60(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.21               $0.55
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $9.77               $8.56
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             14.14                6.87(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.33                2.32(a)
Expenses after expense reductions (f)                                                1.90                2.04(a)
Net investment loss                                                                 (1.52)              (1.60)(a)
Portfolio turnover                                                                    217                 163
Net assets at end of period (000 Omitted)                                            $367                 $85
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                         YEARS ENDED 8/31
                                                                  -----------------------------------------------
                                                                         2006              2005           2004(i)

Net asset value, beginning of period                                    $8.76             $7.66             $8.79
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                              $(0.14)           $(0.09)           $(0.09)
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                       1.38              1.19             (1.04)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                        $1.24             $1.10            $(1.13)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $10.00             $8.76             $7.66
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                 14.16             14.36            (12.86)(b)(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                   2.18              2.19              2.01(a)
Expenses after expense reductions (f)                                    1.80              1.91              1.91(a)
Net investment loss                                                     (1.41)            (1.07)            (1.47)(a)
Portfolio turnover                                                        217               163               141
Net assets at end of period (000 Omitted)                                $800              $192              $132
-----------------------------------------------------------------------------------------------------------------

CLASS R4                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                                $8.85               $8.26
-----------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.14)             $(0.04)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           1.41                0.63(g)
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.27               $0.59
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $10.12               $8.85
-----------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             14.35                7.14(n)
-----------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.84                1.82(a)
Expenses after expense reductions (f)                                                1.55                1.54(a)
Net investment loss                                                                 (1.18)              (1.10)(a)
Portfolio turnover                                                                    217                 163
Net assets at end of period (000 Omitted)                                            $113                 $54
-----------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                                $8.86               $8.26
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.09)             $(0.03)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           1.40                0.63(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.31               $0.60
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $10.17               $8.86
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             14.79                7.26(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.53                1.52(a)
Expenses after expense reductions (f)                                                1.25                1.24(a)
Net investment loss                                                                 (0.88)              (0.79)(a)
Portfolio turnover                                                                    217                 163
Net assets at end of period (000 Omitted)                                             $62                 $54
-------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3) and April 1, 2005
    (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Technology Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $8,043 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $1,843 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2006 and August 31, 2005.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                           $126,641,969
          ----------------------------------------------------------
          Gross appreciation                               5,553,753
          Gross depreciation                              (8,040,929)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)     $(2,487,176)
          Capital loss carryforwards                   $(320,056,572)
          Other temporary differences                       (142,472)

As of August 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          8/31/08                                        $(7,419,613)
          8/31/09                                       (113,374,272)
          8/31/10                                       (119,907,823)
          8/31/11                                        (74,891,618)
          8/31/12                                         (4,463,246)
          ----------------------------------------------------------
                                                       $(320,056,572)

The availability of a portion of the capital loss carryforwards, which were acquired on August 22, 2003, in connection with the MFS Global
Telecommunications Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1.0 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. For the year ended August 31, 2006, the fund's average daily net assets did not exceed $1.0 billion and therefore, the management fee was not reduced.

The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.75% of the fund's average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, retirement plan administration and services, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund's average daily net assets. This written agreement will continue through December 31, 2006 unless changed or rescinded by the fund's Board of Trustees. For the year ended August 31, 2006, this reduction amounted to $318,736 and is reflected as a reduction of total expenses in the Statement of Operations.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,891 for the year ended August 31, 2006, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%            $168,708
Class B                             0.75%              0.25%              1.00%             1.00%             428,513
Class C                             0.75%              0.25%              1.00%             1.00%             124,916
Class R                             0.25%              0.25%              0.50%             0.50%              13,476
Class R1                            0.50%              0.25%              0.75%             0.75%               1,090
Class R2                            0.25%              0.25%              0.50%             0.50%               1,644
Class R3                            0.25%              0.25%              0.50%             0.50%               2,876
Class R4                               --              0.25%              0.25%             0.25%                 341
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service fees                                                                          $741,564

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.

(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                     $3,490
              Class B                                   $103,483
              Class C                                     $1,803

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $108,359, which equated to 0.0977% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $86,702. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0214% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                ANNUAL
                                             EFFECTIVE               TOTAL
                          FEE RATE             RATE(g)              AMOUNT

Class R1                     0.45%               0.35%                $654
Class R2                     0.40%               0.25%               1,315
Class R3                     0.25%               0.15%               1,438
Class R4                     0.15%               0.15%                 205
Class R5                     0.10%               0.10%                  59
--------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees              $3,671

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $1,181 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $622. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in an expense of $515. Both amounts are included in Independent trustees' compensation for the year ended August 31, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $43,122 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $766. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $624, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $237,927,761 and $264,170,004, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                   YEAR ENDED                        YEAR ENDED
                                                    8/31/06                          8/31/05(i)
                                            SHARES           AMOUNT           SHARES            AMOUNT

Shares sold
  Class A                                     936,633        $9,265,824        1,841,301       $15,794,906
  Class B                                     431,689         4,087,393          601,987         5,034,688
  Class C                                     168,042         1,594,448          230,424         1,904,542
  Class I                                      84,307           859,389          153,317         1,351,997
  Class R                                     100,509           991,380          203,930         1,740,254
  Class R1                                     24,284           239,333            7,503            61,010
  Class R2                                     31,881           288,973            9,983            82,697
  Class R3                                     97,787           947,694           11,651           100,006
  Class R4                                     77,723           839,955            6,053            50,000
  Class R5                                          8                78            6,053            50,000
----------------------------------------------------------------------------------------------------------
                                            1,952,863       $19,114,467        3,072,202       $26,170,100

Shares reacquired
  Class A                                  (2,193,910)     $(21,391,336)      (6,148,566)     $(52,768,987)
  Class B                                  (1,538,128)      (14,435,786)      (2,275,531)      (18,989,310)
  Class C                                    (421,535)       (3,939,737)        (830,211)       (6,910,220)
  Class I                                    (122,505)       (1,226,997)      (1,486,367)      (13,661,239)
  Class R                                     (57,043)         (568,460)        (109,402)         (937,454)
  Class R1                                     (9,866)          (98,868)              (1)              (17)
  Class R2                                     (4,276)          (38,622)              --                --
  Class R3                                    (39,636)         (372,004)          (7,034)          (59,817)
  Class R4                                    (72,583)         (751,370)              --                --
  Class R5                                         (8)              (75)              --                --
----------------------------------------------------------------------------------------------------------
                                           (4,459,490)     $(42,823,255)     (10,857,112)     $(93,327,044)

Net change
  Class A                                  (1,257,277)     $(12,125,512)      (4,307,265)     $(36,974,081)
  Class B                                  (1,106,439)      (10,348,393)      (1,673,544)      (13,954,622)
  Class C                                    (253,493)       (2,345,289)        (599,787)       (5,005,678)
  Class I                                     (38,198)         (367,608)      (1,333,050)      (12,309,242)
  Class R                                      43,466           422,920           94,528           802,800
  Class R1                                     14,418           140,465            7,502            60,993
  Class R2                                     27,605           250,351            9,983            82,697
  Class R3                                     58,151           575,690            4,617            40,189
  Class R4                                      5,140            88,585            6,053            50,000
  Class R5                                         --                 3            6,053            50,000
----------------------------------------------------------------------------------------------------------
                                           (2,506,627)     $(23,708,788)      (7,784,910)     $(67,156,944)

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5), through the stated period end.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $750 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and
Shareholders of MFS Technology Fund:

We have audited the accompanying statement of assets and liabilities of MFS Technology Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Technology Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

RESULTS OF SHAREHOLDER MEETING
(unaudited)

At the annual meeting of shareholders of MFS Technology Fund, which was held on August 15, 2006, the following actions were taken:

ITEM 1. - To approve a change to the Fund's sub-classification under the Investment Company Act of 1940 from a diversified company to a non-diversified company.

                                                   NUMBER OF DOLLARS

          For                                             49,798,964
          Against                                          4,165,604
          Abstain                                          3,071,507

ITEM 2. - To approve an amendment to the Fund's fundamental investment policy concerning concentration.

                                                   NUMBER OF DOLLARS

          For                                             49,952,035
          Against                                          3,932,115
          Abstain                                          3,151,926

TRUSTEES AND OFFICERS --

IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110


DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Telis D. Bertsekas

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern about the ongoing substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and assigning a new primary portfolio manager for the Fund in March 2005. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $1 billion, which may not be changed without Trustee approval, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the expense limitation) and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to a breakpoint as a result of an advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

MFS(R) CASH RESERVE FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              3
------------------------------------------------------------------
EXPENSE TABLE                                                    6
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                         8
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             10
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         12
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             13
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            14
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   21
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         29
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           30
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   36
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           40
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  40
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         40
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           41
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

Fund objective: Seeks to provide as high a level of current income as is considered consistent with the preservation of capital and liquidity.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                       NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        LMM-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE (u)

              Commercial Paper                           87.7%
              Certificates of Deposit                     7.5%
              Repurchase Agreements                       5.1%
              Other Assets Less Liabilities              -0.3%

              SHORT TERM CREDIT QUALITY (q)

              Average Credit Quality
              Short-Term Bonds (a)                         A-1
              ------------------------------------------------
              All holdings are rated A-1

              MATURITY BREAKDOWN (u)

              0-29 days                                  37.8%
              ------------------------------------------------
              30-59 days                                 39.5%
              ------------------------------------------------
              60-89 days                                 19.0%
              ------------------------------------------------
              90-366 days                                 4.0%
              ------------------------------------------------
              Other Assets Less Liabilities              -0.3%
              ------------------------------------------------

(a) The average credit quality is based upon a market weighted average of portfolio holdings that are rated by public rating agencies.
(q) Each security is assigned a rating from Moody's Investors Service. If not rated by Moody's, the rating will be that assigned by Standard & Poor's. Likewise, if not assigned a rating by Standard & Poor's, it will be based on the rating assigned by Fitch, Inc. If not rated by any of the three agencies, the security is considered Not Rated. U.S. Treasuries and U.S. Agency securities are included in the "A-1"-rating category. Percentages are based on the total market value of investments as of 8/31/06.
(u) For purposes of this graphical presentation, accrued interest, where applicable, is included.

From time to time "Other Assets Less Liabilities" may be negative due to timing of cash receipts.

Percentages are based on net assets as of 8/31/06.

The portfolio is actively managed and current holdings may be different.

PERFORMANCE SUMMARY THROUGH 8/31/06

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including there investment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                       1 YEAR
                                    TOTAL RETURN                   CURRENT
                                      (WITHOUT       CURRENT     7-DAY YIELD
 CLASS   INCEPTION                  SALES CHARGE)  7-DAY YIELD  WITHOUT WAIVER
--------------------------------------------------------------------------------
   A      9/07/93                       4.19%         5.02%         4.62%
--------------------------------------------------------------------------------
   B     12/29/86                       3.16%         4.02%         3.62%
--------------------------------------------------------------------------------
   C      4/01/96                       3.15%         4.02%         3.62%
--------------------------------------------------------------------------------
  R1      4/01/05                       3.04%         3.92%         3.42%
--------------------------------------------------------------------------------
  R2      4/01/05                       3.40%         4.26%         3.71%
--------------------------------------------------------------------------------
  R3      4/01/05                       3.51%         4.37%         3.87%
--------------------------------------------------------------------------------
  R4      4/01/05                       3.77%         4.59%         4.19%
--------------------------------------------------------------------------------
  R5      4/01/05                       4.09%         4.92%         4.52%
--------------------------------------------------------------------------------
 529A     7/31/02                       3.93%         4.77%         4.02%
--------------------------------------------------------------------------------
 529B     7/31/02                       2.90%         3.79%         3.39%
--------------------------------------------------------------------------------
 529C     7/31/02                       2.90%         3.77%         3.37%
--------------------------------------------------------------------------------

Yields quoted are based on the latest seven days ended as of August 31, 2006, with dividends annualized. The yield quotation more closely reflects the current earnings of the fund than the total return quotation.

                                       1 YEAR
                                    TOTAL RETURN
                                        (WITH
 CLASS                              SALES CHARGE)
--------------------------------------------------------------------------------
   B                                   -0.84%
--------------------------------------------------------------------------------
   C                                    2.15%
--------------------------------------------------------------------------------
 529B                                  -1.10%
--------------------------------------------------------------------------------
 529C                                   1.90%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A and 529A shares have no sales charge. Class B and 529B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C results, including sales charge (assuming redemption within one year from the end of the calendar month of purchase), reflect the deduction of the 1% CDSC. Class R1, R2, R3, R4, and R5 shares have no initial sales charge or CDSC and are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for Classes R4, R5, and 529A shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for Classes R1, R2, R3, and 529B shares includes the performance of the fund's Class B shares for periods prior to their offering. Performance for Class 529C shares includes the performance of the fund's Class C shares for periods prior to their offering. For reporting periods ending prior to March 31, 2004, when quoting performance for the fund's Class 529A shares, the performance of these share classes included the performance of the fund's Class B shares, rather than Class A shares. The blending methodology changed for reporting periods ending on or after March 31, 2004, because Class A shares now has a 10 year performance history, and share class performance is being blended to Class A shares based upon the similarity of share class operating expenses. This change in blending methodology results in better performance for Class 529A shares than it had under the prior blending methodology. For a transitional period lasting until December 31, 2007, performance for Class 529A shares under the prior methodology is available at mfs.com. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                        Annualized     Beginning        Ending        Period(p)
Share                     Expense    Account Value   Account Value    3/01/06-
Class                      Ratio       3/01/06        8/31/06         8/31/06
--------------------------------------------------------------------------------
       Actual              0.47%      $1,000.00      $1,023.30         $2.40
  A    -------------------------------------------------------------------------
       Hypothetical (h)    0.47%      $1,000.00      $1,022.84         $2.40
--------------------------------------------------------------------------------
       Actual              1.47%      $1,000.00      $1,018.20         $7.48
  B    -------------------------------------------------------------------------
       Hypothetical (h)    1.47%      $1,000.00      $1,017.80         $7.48
--------------------------------------------------------------------------------
       Actual              1.47%      $1,000.00      $1,018.20         $7.48
  C    -------------------------------------------------------------------------
       Hypothetical (h)    1.47%      $1,000.00      $1,017.80         $7.48
--------------------------------------------------------------------------------
       Actual              1.57%      $1,000.00      $1,017.70         $7.98
  R1   -------------------------------------------------------------------------
       Hypothetical (h)    1.57%      $1,000.00      $1,017.29         $7.98
--------------------------------------------------------------------------------
       Actual              1.22%      $1,000.00      $1,019.50         $6.21
  R2   -------------------------------------------------------------------------
       Hypothetical (h)    1.22%      $1,000.00      $1,019.06         $6.21
--------------------------------------------------------------------------------
       Actual              1.11%      $1,000.00      $1,020.00         $5.65
  R3   -------------------------------------------------------------------------
       Hypothetical (h)    1.11%      $1,000.00      $1,019.61         $5.65
--------------------------------------------------------------------------------
       Actual              0.86%      $1,000.00      $1,021.30         $4.38
  R4   -------------------------------------------------------------------------
       Hypothetical (h)    0.86%      $1,000.00      $1,020.87         $4.38
--------------------------------------------------------------------------------
       Actual              0.57%      $1,000.00      $1,022.80         $2.91
  R5   -------------------------------------------------------------------------
       Hypothetical (h)    0.57%      $1,000.00      $1,022.33         $2.91
--------------------------------------------------------------------------------
       Actual              0.72%      $1,000.00      $1,022.10         $3.67
 529A  -------------------------------------------------------------------------
       Hypothetical (h)    0.72%      $1,000.00      $1,021.58         $3.67
--------------------------------------------------------------------------------
       Actual              1.72%      $1,000.00      $1,017.00         $8.74
 529B  -------------------------------------------------------------------------
        Hypothetical (h)   1.72%      $1,000.00      $1,016.53         $8.74
--------------------------------------------------------------------------------
       Actual              1.72%      $1,000.00      $1,016.90         $8.74
 529C  -------------------------------------------------------------------------
       Hypothetical (h)    1.72%      $1,000.00      $1,016.53         $8.74
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Certificates of Deposit - 7.4%
---------------------------------------------------------------------------------------------------------
ISSUER                                                                         SHARES/PAR        VALUE ($)
---------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 7.4%
---------------------------------------------------------------------------------------------------------
Barclays Bank PLC, NY, 5.45%, due 10/25/06                                   $ 15,269,000   $  15,269,000
Credit Suisse, NY, 4.985%, due 9/13/06                                         14,618,000      14,618,000
---------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT, AT AMORTIZED COST AND VALUE                                  $  29,887,000
---------------------------------------------------------------------------------------------------------
Commercial Paper - 87.7% (y)
---------------------------------------------------------------------------------------------------------
Asset Backed & Securitized - 4.2%
---------------------------------------------------------------------------------------------------------
Yorktown Capital LLC, 5.3%, due 9/07/06 (t)                                  $ 16,896,000   $  16,881,075
---------------------------------------------------------------------------------------------------------
Automotive - 4.1%
---------------------------------------------------------------------------------------------------------
Toyota Motor Credit Corp., 5.37%, due 10/12/06                               $ 16,766,000   $  16,663,462
---------------------------------------------------------------------------------------------------------
Financial Institutions - 47.7%
---------------------------------------------------------------------------------------------------------
CRC Funding LLC, 5.35%, due 10/05/06 (t)                                     $  2,701,000   $   2,687,352
Ciesco LLC, 5.34%, due 10/05/06 (t)                                            12,183,000      12,121,557
Citibank Credit Card Issuance Trust, 5.38%, due 9/18/06 (t)                    10,000,000       9,974,594
Edison Asset Securitization LLC, 5.27%, due 11/21/06 (t)                       16,520,000      16,324,114
FCAR Owner Trust, 5.26%, due 9/22/06                                           16,351,000      16,300,830
Fairway Finance Corp., 5.31%, due 11/20/06 (t)                                 17,083,000      16,881,421
Falcon Asset Securitization Corp., 5.26%, due 10/19/06 (t)                      7,013,000       6,963,815
General Electric Capital Corp., 5.38%, due 10/26/06                             2,140,000       2,122,410
General Electric Capital Corp., 5.37%, due 11/27/06                            14,874,000      14,680,973
Govco, Inc., 5.39%, due 10/12/06 (t)                                           16,708,000      16,605,436
Jupiter Securitization Corp., 5.27%, due 9/13/06 (t)                            3,564,000       3,557,739
Jupiter Securitization Corp., 5.26%, due 10/11/06 (t)                           2,000,000       1,988,311
Kitty Hawk Funding Corp., 5.34%, due 9/15/06 (t)                                9,141,000       9,122,017
Old Line Funding LLC, 5.36%, due 9/11/06 (t)                                    9,380,000       9,366,034
Old Line Funding LLC, 5.35%, due 9/15/06 (t)                                    3,995,000       3,986,688
Ranger Funding Co. LLC, 5.26%, due 9/11/06 (t)                                 16,356,000      16,332,103
Scaldis Capital LLC, 5.38%, due 10/13/06 (t)                                   11,001,000      10,931,950
Scaldis Capital LLC, 5.275%, due 11/27/06 (t)                                   2,562,000       2,529,340
Scaldis Capital LLC, 5.4%, due 11/27/06 (t)                                     2,877,000       2,839,455
Thunder Bay Funding LLC, 5.36%, due 9/11/06 - 10/30/06 (t)                     16,978,000      16,890,279
Windmill Funding Corp., 5.26%, due 10/10/06 (t)                                   917,000         911,775
                                                                                            -------------
                                                                                            $ 193,118,193
---------------------------------------------------------------------------------------------------------
Insurance - 4.2%
---------------------------------------------------------------------------------------------------------
MetLife, Inc., 5.34%, due 10/02/06 (t)                                       $ 16,967,000   $  16,888,980
---------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 27.5%
---------------------------------------------------------------------------------------------------------
Abbey National North America LLC, 5.25%, due 12/27/06                        $ 16,584,000   $  16,301,036
Citigroup Funding, Inc., 5.31%, due 10/06/06                                   16,933,000      16,845,583
Deutsche Bank Financial LLC, 5.25%, due 9/22/06                                16,415,000      16,364,729
Dexia Delaware LLC, 5.265%, due 10/10/06                                       16,634,000      16,539,124
HBOS Treasury Services PLC, 5.39%, due 9/29/06                                  7,000,000       6,970,654
HBOS Treasury Services PLC, 5.32%, due 11/07/06                                 7,540,000       7,465,346
Societe Generale North America, 5.34%, due 11/01/06                            16,453,000      16,304,128
Svenska Handelsbanken Inc., 5.03%, due 10/23/06                                14,842,000      14,734,165
                                                                                            -------------
                                                                                            $ 111,524,765
---------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER, AT AMORTIZED COST AND VALUE                                         $ 355,076,475
---------------------------------------------------------------------------------------------------------
Repurchase Agreements - 5.1%
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., 5.28%, dated 8/31/06, total to be received
$20,490,005 (secured by U.S. Treasury and Federal Agency
obligations and Mortgage Backed Securities in a jointly traded
account), at Cost                                                            $ 20,487,000   $  20,487,000
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT AMORTIZED COST AND VALUE                                              $ 405,450,475
---------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (0.2)%                                                          (750,790)
---------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                         $ 404,699,685
---------------------------------------------------------------------------------------------------------

(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2)
    of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at amortized cost and value                            $405,450,475
Cash                                                                         889
Receivable for fund shares sold                                        1,095,329
Interest receivable                                                      430,907
Other assets                                                               2,404
------------------------------------------------------------------------------------------------------
Total assets                                                                              $406,980,004
------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------
Distributions payable                                                    $57,156
Payable for fund shares reacquired                                     1,892,026
Payable to affiliates
  Management fee                                                           3,329
  Shareholder servicing costs                                            109,918
  Distribution and service fees                                           15,621
  Administrative services fee                                                436
  Program manager fees                                                        43
  Retirement plan administration and services fees                            82
Payable for independent trustees' compensation                            30,631
Accrued expenses and other liabilities                                   171,077
------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $2,280,319
------------------------------------------------------------------------------------------------------
Net assets                                                                                $404,699,685
------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in-capital                                                     $404,653,395
Accumulated net realized gain (loss) on investments                       (1,256)
Undistributed net investment income                                       47,546
------------------------------------------------------------------------------------------------------
Net assets                                                                                $404,699,685
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  404,653,410
------------------------------------------------------------------------------------------------------

Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                        $114,481,036
  Shares outstanding                                                 114,468,776
------------------------------------------------------------------------------------------------------
  Net asset value, offering price and redemption price per share                                 $1.00
------------------------------------------------------------------------------------------------------

Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                        $222,661,285
  Shares outstanding                                                 222,633,968
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                         $56,456,050
  Shares outstanding                                                  56,450,447
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------

Class R1 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $898,297
  Shares outstanding                                                     898,197
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------

Class R2 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $1,100,647
  Shares outstanding                                                   1,100,543
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------

Class R3 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $4,909,311
  Shares outstanding                                                   4,908,802
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------

Class R4 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $1,019,463
  Shares outstanding                                                   1,019,432
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------

Class R5 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $52,600
  Shares outstanding                                                      52,594
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $1.00
------------------------------------------------------------------------------------------------------

Class 529A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $2,135,489
  Shares outstanding                                                   2,135,263
------------------------------------------------------------------------------------------------------
  Net asset value, offering price and redemption price per share                                 $1.00
------------------------------------------------------------------------------------------------------

Class 529B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $297,337
  Shares outstanding                                                     297,290
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------

Class 529C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $688,170
  Shares outstanding                                                     688,098
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $1.00
------------------------------------------------------------------------------------------------------
A contingent deferred sales charge may be imposed on redemptions of Class B, Class C, Class 529B, and
Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Interest income                                                                            $18,263,307
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                       $2,188,398
  Distribution and service fees                                         2,938,180
  Program manager fees                                                      6,858
  Shareholder servicing costs                                             863,607
  Administrative services fee                                              61,569
  Retirement plan administration and services fees                         14,166
  Independent trustees' compensation                                       17,064
  Custodian fee                                                           108,240
  Shareholder communications                                               73,396
  Auditing fees                                                            31,160
  Legal fees                                                                7,458
  Miscellaneous                                                           186,594
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $6,496,690
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (33,877)
  Reduction of expenses by investment adviser and distributor          (1,604,756)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $4,858,057
------------------------------------------------------------------------------------------------------
Net investment income                                                                      $13,405,250
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                                              $(811)
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $13,404,439
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                             YEARS ENDED 8/31
                                                                    -----------------------------------
                                                                         2006                      2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                             $13,405,250                $6,156,757
Net realized gain (loss) on investments                                  (811)                       --
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $13,404,439                $6,156,757
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                         $(4,153,465)              $(1,959,377)
  Class B                                                          (7,438,988)               (3,531,863)
  Class C                                                          (1,500,901)                 (621,592)
  Class R1                                                            (22,701)                     (532)
  Class R2                                                            (30,414)                   (1,029)
  Class R3                                                           (102,446)                   (2,891)
  Class R4                                                             (9,619)                     (466)
  Class R5                                                             (2,066)                     (528)
  Class 529A                                                          (70,775)                  (30,067)
  Class 529B                                                           (9,881)                   (3,064)
  Class 529C                                                          (16,893)                   (5,348)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(13,358,149)              $(6,156,757)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions                $(18,098,331)            $(190,979,377)
-------------------------------------------------------------------------------------------------------
Total change in net assets                                       $(18,052,041)            $(190,979,377)
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                            422,751,726               613,731,103
At end of period (including undistributed net investment
income of $47,546 and $445, respectively)                        $404,699,685              $422,751,726
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                      YEARS ENDED 8/31
                                             --------------------------------------------------------------------------------
                                                    2006              2005             2004             2003             2002

Net asset value, beginning of period               $1.00             $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                        $0.04             $0.02            $0.01            $0.01            $0.01
  Net realized and unrealized gain (loss)
  on investments                                   (0.00)(w)            --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $0.04             $0.02            $0.01            $0.01            $0.01
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.04)           $(0.02)          $(0.01)          $(0.01)          $(0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $1.00             $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                4.19              2.11             0.58             0.69             1.49
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              0.89              0.90             0.79             0.81             0.91
Expenses after expense reductions (f)               0.49              0.50             0.55             0.71             0.81
Net investment income                               4.14              2.10             0.58             0.70             1.44
Net assets at end of period (000 Omitted)       $114,481           $91,165         $101,287         $214,275         $242,230
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                   YEARS ENDED 8/31
                                         -----------------------------------------------------------------------------------
                                                2006              2005              2004              2003              2002

Net asset value, beginning of period           $1.00             $1.00             $1.00             $1.00             $1.00
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                    $0.03             $0.01             $0.00(w)          $0.00(w)          $0.00(w)
  Net realized and unrealized gain
  (loss) on investments                        (0.00)(w)            --                --                --                --
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.03             $0.01             $0.00(w)          $0.00(w)          $0.00(w)
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
  From net investment income                  $(0.03)           $(0.01)           $(0.00)(w)        $(0.00)(w)        $(0.00)(w)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $1.00             $1.00             $1.00             $1.00             $1.00
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                         3.16              1.10              0.06              0.06              0.49
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)          1.89              1.89              1.80              1.81              1.91
Expenses after expense reductions (f)           1.49              1.49              1.07              1.35              1.81
Net investment income                           3.09              1.03              0.06              0.06              0.50
Net assets at end of period
(000 Omitted)                               $222,661          $280,361          $429,844          $647,269          $741,638
----------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                   YEARS ENDED 8/31
                                         -----------------------------------------------------------------------------------
                                                2006              2005              2004              2003              2002

Net asset value, beginning of period           $1.00             $1.00             $1.00             $1.00             $1.00
----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                    $0.03             $0.01             $0.00(w)          $0.00(w)          $0.00(w)
  Net realized and unrealized gain
  (loss) on investments                        (0.00)(w)            --                --                --                --
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               $0.03             $0.01             $0.00(w)          $0.00(w)          $0.00(w)
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------
  From net investment income                  $(0.03)           $(0.01)           $(0.00)(w)        $(0.00)(w)        $(0.00)(w)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $1.00             $1.00             $1.00             $1.00             $1.00
----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                         3.15              1.10              0.06              0.06              0.49
----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)          1.89              1.89              1.79              1.81              1.91
Expenses after expense reductions (f)           1.49              1.49              1.07              1.36              1.81
Net investment income                           3.14              1.03              0.06              0.06              0.50
Net assets at end of period
(000 Omitted)                                $56,456           $46,483           $80,482          $159,715          $159,254
----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                                $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.03               $0.01
  Net realized and unrealized gain (loss) on investments                            (0.00)(w)              --
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $0.03               $0.01
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.03)             $(0.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                                                 3.04                0.59(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.09                2.24(a)
Expenses after expense reductions (f)                                                1.59                1.84(a)
Net investment income                                                                3.15                1.52(a)
Net assets at end of period (000 Omitted)                                            $898                $258
-------------------------------------------------------------------------------------------------------------

CLASS R2                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                                $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.03               $0.01
  Net realized and unrealized gain (loss) on investments                            (0.00)(w)              --
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $0.03               $0.01
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.03)             $(0.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                                                 3.40                0.72(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.79                1.93(a)
Expenses after expense reductions (f)                                                1.25                1.53(a)
Net investment income                                                                3.40                1.97(a)
Net assets at end of period (000 Omitted)                                          $1,101                $604
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                                $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.04               $0.01
  Net realized and unrealized gain (loss) on investments                            (0.01)                 --
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $0.03               $0.01
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.03)             $(0.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                                                 3.51                0.78(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.63                1.83(a)
Expenses after expense reductions (f)                                                1.13                1.43(a)
Net investment income                                                                3.73                2.10(a)
Net assets at end of period (000 Omitted)                                          $4,909              $1,179
-------------------------------------------------------------------------------------------------------------

CLASS R4                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                                $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.04               $0.01
  Net realized and unrealized gain (loss) on investments                            (0.00)(w)              --
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $0.04               $0.01
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.04)             $(0.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                                                 3.77                0.93(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.28                1.38(a)
Expenses after expense reductions (f)                                                0.88                0.98(a)
Net investment income                                                                4.06                2.21(a)
Net assets at end of period (000 Omitted)                                          $1,019                 $51
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                                $1.00               $1.00
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.04               $0.01
  Net realized and unrealized gain (loss) on investments                            (0.00)(w)              --
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $0.04               $0.01
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.04)             $(0.01)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $1.00               $1.00
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                                                 4.09                1.06(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               0.99                1.08(a)
Expenses after expense reductions (f)                                                0.59                0.68(a)
Net investment income                                                                4.03                2.51(a)
Net assets at end of period (000 Omitted)                                             $53                 $51
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                    YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
                                                     2006             2005             2004             2003          2002(i)
Net asset value, beginning of period                $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.04            $0.02            $0.00(w)         $0.00(w)         $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)           --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.04            $0.02            $0.00(w)         $0.00(w)         $0.00(w)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.04)          $(0.02)          $(0.00)(w)       $(0.00)(w)       $(0.00)(w)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)                                 3.93             1.86             0.33             0.45             0.08(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.49             1.50             1.39             1.41             1.26(a)
Expenses after expense reductions (f)                0.74             0.75             0.80             0.96             1.16(a)
Net investment income                                3.92             1.93             0.34             0.33             1.04(a)
Net assets at end of period (000 Omitted)          $2,135           $1,650           $1,140           $1,164              $30
-----------------------------------------------------------------------------------------------------------------------------

CLASS 529B                                                                    YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
                                                     2006             2005             2004             2003          2002(i)

Net asset value, beginning of period                $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.03            $0.01            $0.00(w)         $0.00(w)         $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)           --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.03            $0.01            $0.00(w)         $0.00(w)         $0.00(w)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.03)          $(0.01)          $(0.00)(w)       $(0.00)(w)       $(0.00)(w)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                              2.90             0.87             0.06             0.07             0.02(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.14             2.13             2.03             2.06             2.16(a)
Expenses after expense reductions (f)                1.74             1.73             1.08             1.25             2.06(a)
Net investment income                                2.88             0.87             0.07             0.06             0.23(a)
Net assets at end of period (000 Omitted)            $297             $340             $339             $253               $5
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                    YEARS ENDED 8/31
                                               ------------------------------------------------------------------------------
                                                     2006             2005             2004             2003          2002(i)

Net asset value, beginning of period                $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.03            $0.01            $0.00(w)         $0.00(w)         $0.00(w)
  Net realized and unrealized gain (loss)
  on investments                                    (0.00)(w)           --               --               --               --
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.03            $0.01            $0.00(w)         $0.00(w)         $0.00(w)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.03)          $(0.01)          $(0.00)(w)       $(0.00)(w)       $(0.00)(w)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $1.00            $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(t)                              2.90             0.87             0.06             0.07             0.02(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.14             2.13             2.03             2.06             2.16(a)
Expenses after expense reductions (f)                1.74             1.73             1.08             1.22             2.06(a)
Net investment income                                2.89             0.85             0.06             0.05             0.23(a)
Net assets at end of period (000 Omitted)            $688             $611             $640             $512               $5
-----------------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, July 31, 2002 (Classes 529A, 529B, and 529C), and April 1, 2005 (Classes R1, R2,
    R3, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Cash Reserve Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Money market instruments are valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. Each money market fund's use of amortized cost is subject to the fund's compliance with Rule 2a-7 under the Investment Company Act of 1940. The amortized cost value of an instrument can be different from the market value of an instrument.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended August 31, 2006, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

During the year ended August 31, 2006, there were no significant adjustments due to differences between book and tax accounting.

The tax character of distributions declared to shareholders is as follows:

                                                    8/31/06             8/31/05

Ordinary income (including any short-term
  capital gains)                                $13,358,149          $6,156,757

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                           $405,450,475
          ----------------------------------------------------------
          Undistributed ordinary income                      134,730
          Capital loss carryforwards                            (445)
          Post-October capital loss deferral                    (811)
          Other temporary differences                        (87,184)

As of August 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          8/31/12                                              $(441)
          8/31/13                                                 (4)
          ----------------------------------------------------------
                                                               $(445)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund's average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.15% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2006, this waiver amounted to $1,591,562 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.15% of the fund's average daily net assets.

DISTRIBUTOR - The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.00%                 $--
Class B                             0.75%              0.25%              1.00%             1.00%           2,418,268
Class C                             0.75%              0.25%              1.00%             1.00%             479,917
Class R1                            0.50%              0.25%              0.75%             0.75%               5,442
Class R2                            0.25%              0.25%              0.50%             0.50%               4,484
Class R3                            0.25%              0.25%              0.50%             0.50%              13,808
Class R4                               --              0.25%              0.25%             0.25%                 596
Class 529A                          0.25%              0.25%              0.50%             0.00%               6,336
Class 529B                          0.75%              0.25%              1.00%             1.00%               3,451
Class 529C                          0.75%              0.25%              1.00%             1.00%               5,878
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $2,938,180

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets. Payment of the 0.25% annual Class A service fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine. Payment of the 0.10%
    annual Class A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of
    Trustees may determine. 0.10% of the Class 529A distribution fee is currently being waived under a written waiver arrangement through January 1, 2007. Payment of 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine. For the year ended August 31,
    2006, this waiver amounted to $1,810 and is reflected as a reduction of total expenses in the Statement of
    Operations. 0.25% of the Class 529A service fee is currently being waived under a written waiver arrangement through January 1, 2007. For the year ended August 31, 2006, this waiver amounted to $4,526 and is reflected as a reduction of total expenses in the Statement of Operations.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                       $150
              Class B                                   $784,801
              Class C                                    $19,028
              Class 529B                                    $597
              Class 529C                                      --

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class 529A                                  $4,526
              Class 529B                                     863
              Class 529C                                   1,469
              --------------------------------------------------
              Total Program Manager Fees                  $6,858

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $389,024, which equated to 0.0978% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $224,285. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                ANNUAL
                                             EFFECTIVE               TOTAL
                          FEE RATE             RATE(g)              AMOUNT

Class R1                     0.45%               0.35%              $3,265
Class R2                     0.40%               0.26%               3,587
Class R3                     0.25%               0.15%               6,905
Class R4                     0.15%               0.15%                 358
Class R5                     0.10%               0.10%                  51
--------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees             $14,166

(g) Effective October 1, 2005, MFS has contractually agreed to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006 this waiver amounted to $4,609 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $5,204. This amount is included in Independent trustees' compensation for the year ended August 31, 2006. The deferred liability for retirement benefits payable to certain retired Trustees amounted to $30,528 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $2,765. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $2,249, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, aggregated $7,354,182,749 and $7,432,650,994, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                  YEAR ENDED                         YEAR ENDED
                                                    8/31/06                          8/31/05(i)
                                           SHARES            AMOUNT           SHARES            AMOUNT
Shares sold
  Class A                                 117,033,867      $117,033,876      104,034,506      $104,034,506
  Class B                                 172,309,994       172,309,994      176,379,353       176,379,353
  Class C                                  66,947,131        66,947,131       63,564,664        63,564,664
  Class R1                                  1,313,341         1,313,341          258,123           258,123
  Class R2                                    861,517           861,516          602,796           602,796
  Class R3                                  6,796,745         6,796,746        1,396,398         1,396,398
  Class R4                                  1,072,464         1,072,464           50,351            50,351
  Class R5                                         --                --           50,000            50,000
  Class 529A                                  886,031           886,031        1,245,514         1,245,514
  Class 529B                                  243,462           243,463           34,497            34,497
  Class 529C                                  366,108           366,108          228,402           228,402
----------------------------------------------------------------------------------------------------------
                                          367,830,660      $367,830,670      347,844,604      $347,844,604

Shares issued to shareholders in
reinvestment of distributions
  Class A                                   3,783,600        $3,783,600        1,774,925        $1,774,925
  Class B                                   6,929,081         6,929,081        3,276,541         3,276,541
  Class C                                   1,374,977         1,374,977          565,746           565,746
  Class R1                                     22,173            22,174              532               532
  Class R2                                     29,955            29,955            1,030             1,030
  Class R3                                     99,631            99,631            2,853             2,853
  Class R4                                      9,521             9,521              465               465
  Class R5                                      2,066             2,066              528               528
  Class 529A                                   70,755            70,755           29,689            29,689
  Class 529B                                    9,850             9,850            3,062             3,062
  Class 529C                                   16,827            16,827            5,296             5,296
----------------------------------------------------------------------------------------------------------
                                           12,348,436       $12,348,437        5,660,667        $5,660,667

Shares reacquired
  Class A                                 (97,513,708)     $(97,513,708)    (115,931,387)    $(115,931,387)
  Class B                                (236,966,151)     (236,966,174)    (329,138,495)     (329,138,495)
  Class C                                 (58,354,458)      (58,354,459)     (98,129,128)      (98,129,128)
  Class R1                                   (695,487)         (695,487)            (485)             (485)
  Class R2                                   (394,730)         (394,730)             (25)              (25)
  Class R3                                 (3,166,655)       (3,166,655)        (220,170)         (220,170)
  Class R4                                   (113,123)         (113,123)            (246)             (246)
  Class 529A                                 (471,603)         (471,603)        (764,907)         (764,907)
  Class 529B                                 (296,083)         (296,084)         (36,419)          (36,419)
  Class 529C                                 (305,414)         (305,415)        (263,386)         (263,386)
----------------------------------------------------------------------------------------------------------
                                         (398,277,412)    $(398,277,438)    (544,484,648)    $(544,484,648)

Net change
  Class A                                  23,303,759       $23,303,768      (10,121,956)     $(10,121,956)
  Class B                                 (57,727,076)      (57,727,099)    (149,482,601)     (149,482,601)
  Class C                                   9,967,650         9,967,649      (33,998,718)      (33,998,718)
  Class R1                                    640,027           640,028          258,170           258,170
  Class R2                                    496,742           496,741          603,801           603,801
  Class R3                                  3,729,721         3,729,722        1,179,081         1,179,081
  Class R4                                    968,862           968,862           50,570            50,570
  Class R5                                      2,066             2,066           50,528            50,528
  Class 529A                                  485,183           485,183          510,296           510,296
  Class 529B                                  (42,771)          (42,771)           1,140             1,140
  Class 529C                                   77,521            77,520          (29,688)          (29,688)
----------------------------------------------------------------------------------------------------------
                                          (18,098,316)     $(18,098,331)    (190,979,377)    $(190,979,377)

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R3, R4, and R5), through the stated period end.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $1,750 and $0, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To The Trustees of MFS Series Trust I and the Shareholders of
MFS Cash Reserve Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Cash Reserve Fund (one of the portfolios comprising MFS Series Trust I) (the "Trust") as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Cash Reserve Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Deloitte & Touche LLP
500 Boylston Street, Boston, MA 02116-3741              200 Berkeley Street, Boston, MA 02116

PORTFOLIO MANAGERS
Edward L. O'Dette
Terri A. Vittozzi

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS observes an advisory fee reduction that will remain in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the advisory fee reduction) and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                                    M F S(R)
                                    INVESTMENT MANAGEMENT

[graphic omitted]

                                    ANNUAL REPORT

KEEPING YOU INFORMED
MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) CORE GROWTH FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              5
------------------------------------------------------------------
EXPENSE TABLE                                                    8
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        10
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             16
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         19
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             20
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            21
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   28
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         38
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           39
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   45
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           49
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  49
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         49
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           50
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

Fund objective: Seeks to provide capital appreciation.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        CGF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              94.1%
              Cash & Other Net Assets                     5.9%

              TOP TEN HOLDINGS

              Cisco Systems, Inc.                         2.9%
              ------------------------------------------------
              First Data Corp.                            2.6%
              ------------------------------------------------
              Procter & Gamble Co.                        2.4%
              ------------------------------------------------
              Allergan, Inc.                              2.4%
              ------------------------------------------------
              Adobe Systems, Inc.                         2.2%
              ------------------------------------------------
              General Electric Co.                        2.1%
              ------------------------------------------------
              United Technologies Corp.                   2.0%
              ------------------------------------------------
              Hewlett-Packard Co.                         2.0%
              ------------------------------------------------
              Amdocs Ltd.                                 2.0%
              ------------------------------------------------
              Amgen, Inc.                                 2.0%
              ------------------------------------------------

              EQUITY SECTORS

              Technology                                 23.1%
              ------------------------------------------------
              Health Care                                22.5%
              ------------------------------------------------
              Industrial Goods & Services                 8.6%
              ------------------------------------------------
              Financial Services                          7.8%
              ------------------------------------------------
              Consumer Staples                            6.9%
              ------------------------------------------------
              Leisure                                     6.3%
              ------------------------------------------------
              Retailing                                   5.3%
              ------------------------------------------------
              Special Products & Services                 5.2%
              ------------------------------------------------
              Energy                                      3.7%
              ------------------------------------------------
              Basic Materials                             2.1%
              ------------------------------------------------
              Transportation                              1.3%
              ------------------------------------------------
              Utilities & Communications                  1.3%
              ------------------------------------------------

Percentages are based on net assets as of 8/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS Core Growth Fund provided a total return of 5.23%, at net asset value. This compares with a return of 3.68% for the fund's benchmark, the Russell 1000 Growth Index.

CONTRIBUTORS TO PERFORMANCE

The technology, health care, and leisure sectors were the top contributors to performance relative to the benchmark during the reporting period. Stock selection played the major role in each case. In the technology sector, flash memory storage products maker SanDisk and wireless communications software company QUALCOMM led the way. SanDisk has been able to drive costs down faster than price declines and, we believe, the company's acquisition of M-Systems could secure royalties in the next generation flash cards.

Within the health care sector, our holdings in pharmaceutical company Roche Holding (not a benchmark constituent) and biotech firm Gilead Sciences* benefited relative returns. Strong sales of Truvada (HIV treatment) and Hepsera (antiviral medicine), and royalty income from flu medication Tamiflu, boosted Gilead's performance during the reporting period.

Casino operator Las Vegas Sands was the standout performer in the leisure sector. The firm increased earnings and revenues in the first quarter of 2006, due in part to growth in its Sands Macau operations.

Individual stocks in other sectors that contributed to relative results included oil and gas field equipment supplier Weatherford International*, Latin American wireless communications company America Movil, investment management and banking firm UBS, and telecommunications software provider Amdocs, none of which are benchmark constituents. Elsewhere, our holdings in agrichemical products company Monsanto also aided relative results.

DETRACTORS FROM PERFORMANCE

Security selection in the retailing sector held back relative performance, although no individual holdings within the sector were among the fund's top detractors for the period.

In the industrial goods and services sector, our underweighted position hurt relative returns. Again, no individual stocks in this sector were among the fund's top detractors.

Although the technology and healthcare sectors were top contributors to performance, several individual securities in these sectors did detract from relative results. Technology stocks that hurt relative returns included chip maker Marvell Technology Group (not a benchmark constituent), network security software company Symantec*, network equipment manufacturer Juniper Networks*, and supplier of integrated circuits Xilinx*. Individual healthcare securities that detracted from performance included cardiovascular medical devices company St. Jude Medical, orthopedic products designer Zimmer Holdings, and implantable biomedical devices maker Medtronic.

Securities in other sectors that held back relative returns included high-end stereo and audio equipment manufacturer Harman International*, tobacco firm Altria Group, and electric utility company TXU*.

Respectfully,

Stephen Pesek
Portfolio Manager

* Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                          MFS Core
                         Growth Fund     Russell 1000
                          -Class A       Growth Index

             8/96        $ 9,425          $10,000
             8/97         13,687           13,937
             8/98         14,884           15,087
             8/99         22,971           22,379
             8/00         34,774           29,867
             8/01         22,058           16,330
             8/02         17,265           12,700
             8/03         18,819           14,499
             8/04         19,211           15,275
             8/05         21,967           17,130
             8/06         23,116           17,759

TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date         1-yr         5-yr       10-yr
-----------------------------------------------------------------------------
        A                 1/02/96               5.23%        0.94%      9.39%
-----------------------------------------------------------------------------
        B                12/31/99               4.56%        0.31%      8.93%
-----------------------------------------------------------------------------
        C                12/31/99               4.62%        0.30%      8.93%
-----------------------------------------------------------------------------
        I                 1/02/97               5.65%        1.31%      9.66%
-----------------------------------------------------------------------------
        W                 5/01/06               5.35%        0.96%      9.40%
-----------------------------------------------------------------------------
        R                12/31/02               5.07%        0.85%      9.34%
-----------------------------------------------------------------------------
       R1                 4/01/05               4.44%        0.71%      9.26%
-----------------------------------------------------------------------------
       R2                 4/01/05               4.80%        0.81%      9.32%
-----------------------------------------------------------------------------
       R3                10/31/03               4.91%        0.74%      9.27%
-----------------------------------------------------------------------------
       R4                 4/01/05               5.23%        0.93%      9.38%
-----------------------------------------------------------------------------
       R5                 4/01/05               5.53%        1.01%      9.42%

AVERAGE ANNUAL
Comparative benchmark

-----------------------------------------------------------------------------
Russell 1000 Growth Index (f)                   3.68%        1.69%      5.91%
-----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
-----------------------------------------------------------------------------
        A                                      -0.82%       -0.25%      8.74%
With Initial Sales Charge (5.75%)
-----------------------------------------------------------------------------
        B                                       0.56%       -0.09%      8.93%
With CDSC (Declining over six years
from 4% to 0%) (x)
-----------------------------------------------------------------------------
        C                                       3.62%        0.30%      8.93%
With CDSC (1% for 12 months) (x)
-----------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 1000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class W shares are intended for purchase only through fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms and investment advisers, that have entered into an agreement with the fund's distributor to offer Class W shares to their wrap program clients. The use of Class W shares by a financial intermediary sponsor of a fee-based program will depend on, among other things, the structure of the particular fee-based wrap program. Class W shares may be purchased at net asset value without an initial sales charge or CDSC upon redemption.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    3/01/06-
Class                       Ratio      3/01/06        8/31/06         8/31/06
--------------------------------------------------------------------------------
        Actual              1.31%      $1,000.00       $981.70         $6.54
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.31%      $1,000.00     $1,018.60         $6.67
--------------------------------------------------------------------------------
        Actual              1.97%      $1,000.00       $978.70         $9.83
  B    -------------------------------------------------------------------------
        Hypothetical (h)    1.97%      $1,000.00     $1,015.27        $10.01
--------------------------------------------------------------------------------
        Actual              1.97%      $1,000.00       $978.70         $9.83
  C     ------------------------------------------------------------------------
        Hypothetical (h)    1.97%      $1,000.00     $1,015.27        $10.01
--------------------------------------------------------------------------------
        Actual              0.95%      $1,000.00       $983.20         $4.75
  I     ------------------------------------------------------------------------
        Hypothetical (h)    0.95%      $1,000.00     $1,020.42         $4.84
--------------------------------------------------------------------------------
        Actual              1.09%      $1,000.00       $965.70 (i)     $3.61 (i)
  W     ------------------------------------------------------------------------
        Hypothetical (h)    1.09%      $1,000.00     $1,013.18 (i)     $3.70 (i)
--------------------------------------------------------------------------------
        Actual              1.46%      $1,000.00       $981.10         $7.29
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.46%      $1,000.00     $1,017.85         $7.43
--------------------------------------------------------------------------------
        Actual              2.06%      $1,000.00       $978.10        $10.27
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    2.06%      $1,000.00     $1,014.82        $10.46
--------------------------------------------------------------------------------
        Actual              1.70%      $1,000.00       $979.90         $8.48
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.70%      $1,000.00     $1,016.64         $8.64
--------------------------------------------------------------------------------
        Actual              1.62%      $1,000.00       $980.40         $8.09
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.62%      $1,000.00     $1,017.04         $8.24
--------------------------------------------------------------------------------
        Actual              1.36%      $1,000.00       $981.70         $6.79
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.36%      $1,000.00     $1,018.35         $6.92
--------------------------------------------------------------------------------
        Actual              1.06%      $1,000.00       $982.80         $5.30
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    1.06%      $1,000.00     $1,019.86         $5.40
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.

(i) For the period from the class' inception, May 1, 2006 through the stated period end.

(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 94.1%
----------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES/PAR          VALUE ($)
----------------------------------------------------------------------------------------------------
Aerospace - 2.0%
----------------------------------------------------------------------------------------------------
United Technologies Corp.                                                246,600        $ 15,464,286
----------------------------------------------------------------------------------------------------
Apparel Manufacturers - 0.8%
----------------------------------------------------------------------------------------------------
NIKE, Inc., "B"                                                           77,200        $  6,234,672
----------------------------------------------------------------------------------------------------
Biotechnology - 5.4%
----------------------------------------------------------------------------------------------------
Amgen, Inc. (n)                                                          222,140        $ 15,089,970
Celgene Corp. (l)(n)                                                     232,100           9,444,149
Genentech, Inc. (n)                                                       71,400           5,891,928
Genzyme Corp. (n)                                                        171,530          11,360,432
                                                                                        ------------
                                                                                        $ 41,786,479
----------------------------------------------------------------------------------------------------
Broadcasting - 1.3%
----------------------------------------------------------------------------------------------------
News Corp., "A"                                                          544,900        $ 10,369,447
----------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.8%
----------------------------------------------------------------------------------------------------
Charles Schwab Corp.                                                     358,500        $  5,847,135
Chicago Mercantile Exchange Holdings, Inc.                                 8,800           3,872,000
E*TRADE Financial Corp. (n)                                              116,000           2,736,440
Mellon Financial Corp.                                                   110,900           4,128,807
Morgan Stanley                                                            75,800           4,986,882
                                                                                        ------------
                                                                                        $ 21,571,264
----------------------------------------------------------------------------------------------------
Business Services - 4.8%
----------------------------------------------------------------------------------------------------
Amdocs Ltd. (n)                                                          398,300        $ 15,115,485
CheckFree Corp. (n)                                                       44,000           1,575,200
First Data Corp.                                                         470,600          20,221,682
                                                                                        ------------
                                                                                        $ 36,912,367
----------------------------------------------------------------------------------------------------
Chemicals - 1.8%
----------------------------------------------------------------------------------------------------
Ecolab, Inc.                                                              49,500        $  2,206,710
Monsanto Co.                                                             245,900          11,665,496
                                                                                        ------------
                                                                                        $ 13,872,206
----------------------------------------------------------------------------------------------------
Computer Software - 5.9%
----------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (n)                                                  530,300        $ 17,202,932
Akamai Technologies, Inc. (l)(n)                                          62,000           2,430,400
Microsoft Corp.                                                          558,800          14,355,572
Oracle Corp. (n)                                                         736,600          11,527,790
                                                                                        ------------
                                                                                        $ 45,516,694
----------------------------------------------------------------------------------------------------
Computer Software - Systems - 3.8%
----------------------------------------------------------------------------------------------------
Apple Computer, Inc. (n)                                                 215,100        $ 14,594,535
Hewlett-Packard Co.                                                      413,800          15,128,528
                                                                                        ------------
                                                                                        $ 29,723,063
----------------------------------------------------------------------------------------------------
Conglomerates - 0.1%
----------------------------------------------------------------------------------------------------
Textron, Inc.                                                             12,800        $  1,073,408
----------------------------------------------------------------------------------------------------
Consumer Goods & Services - 3.4%
----------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                     89,400        $  5,351,484
eBay, Inc. (n)                                                            62,600           1,744,036
Procter & Gamble Co.                                                     306,000          18,941,400
                                                                                        ------------
                                                                                        $ 26,036,920
----------------------------------------------------------------------------------------------------
Electrical Equipment - 4.8%
----------------------------------------------------------------------------------------------------
Danaher Corp.                                                            151,100        $ 10,016,419
General Electric Co.                                                     477,400          16,260,244
Rockwell Automation, Inc.                                                 93,200           5,254,616
W.W. Grainger, Inc.                                                       82,400           5,504,320
                                                                                        ------------
                                                                                        $ 37,035,599
----------------------------------------------------------------------------------------------------
Electronics - 4.7%
----------------------------------------------------------------------------------------------------
Altera Corp. (n)                                                         104,800        $  2,120,104
Intel Corp.                                                              583,600          11,403,544
Marvell Technology Group Ltd. (n)                                        204,300           3,577,293
Samsung Electronics Co. Ltd.                                               6,330           4,280,141
SanDisk Corp. (n)                                                        195,200          11,501,184
Texas Instruments, Inc.                                                  101,300           3,301,367
                                                                                        ------------
                                                                                        $ 36,183,633
----------------------------------------------------------------------------------------------------
Energy - Independent - 1.7%
----------------------------------------------------------------------------------------------------
CONSOL Energy, Inc.                                                      102,000        $  3,719,940
Devon Energy Corp.                                                        30,600           1,912,194
EOG Resources, Inc.                                                       22,700           1,471,414
XTO Energy, Inc.                                                         130,100           5,954,677
                                                                                        ------------
                                                                                        $ 13,058,225
----------------------------------------------------------------------------------------------------
Energy - Integrated - 0.8%
----------------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                         87,200        $  5,900,824
----------------------------------------------------------------------------------------------------
Food & Beverages - 3.0%
----------------------------------------------------------------------------------------------------
Dean Foods Co. (n)                                                        50,300        $  1,992,886
Nestle S.A                                                                28,447           9,786,388
PepsiCo, Inc.                                                            172,820          11,281,690
                                                                                        ------------
                                                                                        $ 23,060,964
----------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.5%
----------------------------------------------------------------------------------------------------
CVS Corp.                                                                350,300        $ 11,752,565
----------------------------------------------------------------------------------------------------
Gaming & Lodging - 2.6%
----------------------------------------------------------------------------------------------------
International Game Technology                                            220,000        $  8,509,600
Las Vegas Sands Corp. (n)                                                137,600           9,605,856
Royal Caribbean Cruises Ltd.                                              57,200           2,086,656
                                                                                        ------------
                                                                                        $ 20,202,112
----------------------------------------------------------------------------------------------------
General Merchandise - 1.3%
----------------------------------------------------------------------------------------------------
Kohl's Corp. (n)                                                          92,560        $  5,785,926
Target Corp.                                                              80,260           3,883,781
                                                                                        ------------
                                                                                        $  9,669,707
----------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 0.5%
----------------------------------------------------------------------------------------------------
WellPoint, Inc. (n)                                                       49,300        $  3,816,313
----------------------------------------------------------------------------------------------------
Insurance - 0.4%
----------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                               34,100        $  1,536,887
Genworth Financial, Inc., "A"                                             55,800           1,921,194
                                                                                        ------------
                                                                                        $  3,458,081
----------------------------------------------------------------------------------------------------
Internet - 2.8%
----------------------------------------------------------------------------------------------------
Google, Inc., "A" (n)                                                     32,845        $ 12,432,818
Yahoo!, Inc. (n)                                                         320,000           9,222,400
                                                                                        ------------
                                                                                        $ 21,655,218
----------------------------------------------------------------------------------------------------
Leisure & Toys - 1.6%
----------------------------------------------------------------------------------------------------
Electronic Arts, Inc. (n)                                                248,730        $ 12,677,768
----------------------------------------------------------------------------------------------------
Machinery & Tools - 1.8%
----------------------------------------------------------------------------------------------------
Deere & Co.                                                              104,600        $  8,169,260
Precision Castparts Corp.                                                 95,600           5,586,864
                                                                                        ------------
                                                                                        $ 13,756,124
----------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 2.7%
----------------------------------------------------------------------------------------------------
Caremark Rx, Inc.                                                         53,600        $  3,105,584
DaVita, Inc. (n)                                                          68,800           4,015,168
Henry Schein, Inc. (n)                                                    63,300           3,156,771
IMS Health, Inc.                                                         160,100           4,369,129
McKesson Corp.                                                           114,400           5,811,520
                                                                                        ------------
                                                                                        $ 20,458,172
----------------------------------------------------------------------------------------------------
Medical Equipment - 6.9%
----------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (l)(n)                                     205,600        $  9,899,640
Baxter International, Inc.                                               174,200           7,730,996
DENTSPLY International, Inc.                                              91,400           2,977,812
Fisher Scientific International, Inc. (n)                                123,900           9,692,697
Medtronic, Inc.                                                          202,660           9,504,754
St. Jude Medical, Inc. (n)                                                50,800           1,849,628
Stryker Corp.                                                            174,800           8,395,644
Zimmer Holdings, Inc. (n)                                                 43,500           2,958,000
                                                                                        ------------
                                                                                        $ 53,009,171
----------------------------------------------------------------------------------------------------
Network & Telecom - 4.2%
----------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (n)                                                1,034,700        $ 22,753,053
Corning, Inc. (n)                                                        222,820           4,955,517
QUALCOMM, Inc.                                                           131,760           4,963,399
                                                                                        ------------
                                                                                        $ 32,671,969
----------------------------------------------------------------------------------------------------
Oil Services - 1.2%
----------------------------------------------------------------------------------------------------
Schlumberger Ltd.                                                        145,500        $  8,919,150
----------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 4.6%
----------------------------------------------------------------------------------------------------
American Express Co.                                                     110,480        $  5,804,619
Countrywide Financial Corp.                                               43,200           1,460,160
JPMorgan Chase & Co.                                                     140,100           6,396,966
Moody's Corp.                                                             70,700           4,325,426
SLM Corp.                                                                122,800           5,959,484
State Street Corp.                                                        67,500           4,171,500
UBS AG                                                                   134,817           7,632,288
                                                                                        ------------
                                                                                        $ 35,750,443
----------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 1.7%
----------------------------------------------------------------------------------------------------
EMC Corp. (n)                                                            658,150        $  7,667,448
Network Appliance, Inc. (n)                                              152,600           5,225,024
                                                                                        ------------
                                                                                        $ 12,892,472
----------------------------------------------------------------------------------------------------
Pharmaceuticals - 7.0%
----------------------------------------------------------------------------------------------------
Allergan, Inc.                                                           162,100        $ 18,570,176
Eli Lilly & Co.                                                          105,460           5,898,378
Johnson & Johnson                                                        222,720          14,401,075
Roche Holding AG                                                          80,500          14,846,338
                                                                                        ------------
                                                                                        $ 53,715,967
----------------------------------------------------------------------------------------------------
Printing & Publishing - 0.6%
----------------------------------------------------------------------------------------------------
McGraw-Hill Cos., Inc.                                                    78,600        $  4,394,526
----------------------------------------------------------------------------------------------------
Railroad & Shipping - 1.1%
----------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                       131,500        $  8,803,925
----------------------------------------------------------------------------------------------------
Restaurants - 0.2%
----------------------------------------------------------------------------------------------------
YUM! Brands, Inc.                                                         37,800        $  1,847,664
----------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.3%
----------------------------------------------------------------------------------------------------
Praxair, Inc.                                                             33,800        $  1,940,458
----------------------------------------------------------------------------------------------------
Specialty Stores - 1.7%
----------------------------------------------------------------------------------------------------
Best Buy Co., Inc.                                                        40,800        $  1,917,600
Lowe's Cos., Inc.                                                         70,600           1,910,436
Staples, Inc.                                                            423,800           9,560,928
                                                                                        ------------
                                                                                        $ 13,388,964
----------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.3%
----------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., "L", ADR                                     270,200        $ 10,081,162
----------------------------------------------------------------------------------------------------
Tobacco - 0.8%
----------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                        72,200        $  6,030,866
----------------------------------------------------------------------------------------------------
Trucking - 0.2%
----------------------------------------------------------------------------------------------------
FedEx Corp.                                                               17,360        $  1,753,881
----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $718,630,986)                                     $726,446,729
----------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 1.7%
----------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                       12,681,618        $ 12,681,618
----------------------------------------------------------------------------------------------------
Repurchase Agreements - 5.6%
----------------------------------------------------------------------------------------------------
Merrill Lynch & Co., 5.28%, dated 8/31/06, due 9/01/06, total to be received $43,545,386 (secured by various U.S. Treasury and Federal Agency obligations and Mortgage Backed Securities
in a jointly traded account), at Cost                                $43,539,000        $ 43,539,000
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $774,851,604)                                       $782,667,347
----------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.4)%                                                  (10,435,977)
----------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                     $772,231,370
----------------------------------------------------------------------------------------------------

(l) All or a portion of this security is on loan.
(n) Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value, including $12,403,933 of securities
on loan (identified cost, $774,851,604)                             $782,667,347
Cash                                                                         356
Receivable for investments sold                                       13,221,460
Receivable for fund shares sold                                          210,443
Interest and dividends receivable                                        553,599
Other assets                                                               4,787
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $796,657,992
-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                     $9,007,169
Payable for fund shares reacquired                                     2,180,211
Collateral for securities loaned, at value                            12,681,618
Payable to affiliates
  Management fee                                                          27,533
  Shareholder servicing costs                                            101,633
  Distribution and service fees                                           22,143
  Administrative services fee                                                789
  Retirement plan administration and services fees                            62
Payable for independent trustees' compensation                            45,134
Accrued expenses and other liabilities                                   360,330
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                         $24,426,622
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $772,231,370
-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                     $820,409,071
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies            7,817,015
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                        (55,949,152)
Accumulated net investment loss                                          (45,564)
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $772,231,370
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  44,120,603
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                        $504,760,868
  Shares outstanding                                                  28,516,490
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $17.70
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value
  per share)                                                                                   $18.78
-----------------------------------------------------------------------------------------------------
Class B shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                        $162,868,467
  Shares outstanding                                                   9,593,319
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.98
-----------------------------------------------------------------------------------------------------
Class C shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                         $58,522,521
  Shares outstanding                                                   3,447,133
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.98
-----------------------------------------------------------------------------------------------------
Class I shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                         $34,998,056
  Shares outstanding                                                   1,928,048
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $18.15
-----------------------------------------------------------------------------------------------------
Class W shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $96,550
  Shares outstanding                                                       5,450
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.72
-----------------------------------------------------------------------------------------------------
Class R shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                          $5,735,473
  Shares outstanding                                                     325,482
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.62
-----------------------------------------------------------------------------------------------------
Class R1 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $505,795
  Shares outstanding                                                      29,836
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.95
-----------------------------------------------------------------------------------------------------
Class R2 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                          $2,597,703
  Shares outstanding                                                     152,566
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.03
-----------------------------------------------------------------------------------------------------
Class R3 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                          $1,803,964
  Shares outstanding                                                     102,960
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.52
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $285,941
  Shares outstanding                                                      16,165
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.69
-----------------------------------------------------------------------------------------------------
Class R5 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                             $56,032
  Shares outstanding                                                       3,154
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.76
-----------------------------------------------------------------------------------------------------

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
-----------------------------------------------------------------------------------------------------
Income
  Dividends                                                           $7,622,451
  Interest                                                             1,381,556
  Foreign taxes withheld                                                (116,766)
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    $8,887,241
-----------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                      $6,532,327
  Distribution and service fees                                        4,736,046
  Shareholder servicing costs                                          2,252,996
  Administrative services fee                                            121,899
  Retirement plan administration and services fees                         7,640
  Independent trustees' compensation                                      21,525
  Custodian fee                                                          191,267
  Shareholder communications                                             155,541
  Auditing fees                                                           40,772
  Legal fees                                                              14,144
  Miscellaneous                                                          173,109
-----------------------------------------------------------------------------------------------------
Total expenses                                                                            $14,247,266
-----------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (118,371)
  Reduction of expenses by investment adviser                           (876,426)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                              $13,252,469
-----------------------------------------------------------------------------------------------------
Net investment loss                                                                       $(4,365,228)
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                            $93,384,859
  Foreign currency transactions                                             (773)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                     $93,384,086
-----------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                       $(42,353,164)
  Translation of assets and liabilities in foreign currencies             13,580
-----------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                     $(42,339,584)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $51,044,502
-----------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $46,679,274
-----------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                       YEARS ENDED 8/31
                                                              ---------------------------------
                                                                   2006                2005
CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment loss                                             $(4,365,228)        $(2,104,858)
Net realized gain (loss) on investments and foreign
currency transactions                                            93,384,086         152,520,859
Net unrealized gain (loss) on investments and foreign
currency translation                                            (42,339,584)        (56,264,736)
-----------------------------------------------------------------------------------------------
Change in net assets from operations                            $46,679,274         $94,151,265
-----------------------------------------------------------------------------------------------
Change in net assets from fund share transactions             $(201,470,391)       $191,397,865
-----------------------------------------------------------------------------------------------
Redemption fees                                                         $--              $3,489
-----------------------------------------------------------------------------------------------
Total change in net assets                                    $(154,791,117)       $285,552,619
-----------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------
At beginning of period                                           927,022,487        641,469,868
At end of period (including accumulated net investment
loss of $45,564 and $43,711, respectively)                      $772,231,370       $927,022,487
-----------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                      YEARS ENDED 8/31
                                                --------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002

Net asset value, beginning of period            $16.82           $14.71           $14.41           $13.22           $16.89
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.05)          $(0.01)          $(0.07)          $(0.07)          $(0.12)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.93             2.12             0.37             1.26            (3.55)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $0.88            $2.11            $0.30            $1.19           $(3.67)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $17.70           $16.82           $14.71           $14.41           $13.22
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        5.23            14.34             2.08(b)          9.00           (21.73)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.44             1.38             1.41             1.42             1.43
Expenses after expense reductions (f)             1.34             1.28             1.36              N/A             1.47(e)
Net investment loss                              (0.31)           (0.08)           (0.47)           (0.52)           (0.76)
Portfolio turnover                                 245              184              261              312              257
Net assets at end of period (000 Omitted)     $504,761         $632,209         $404,511         $496,271         $417,986
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                      YEARS ENDED 8/31
                                              ----------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002
Net asset value, beginning of period            $16.24           $14.30           $14.09           $13.01           $16.72
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.16)          $(0.11)          $(0.16)          $(0.15)          $(0.22)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.90             2.05             0.37             1.23            (3.49)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $0.74            $1.94            $0.21            $1.08           $(3.71)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.98           $16.24           $14.30           $14.09           $13.01
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        4.56            13.57             1.49(b)          8.22           (22.13)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            2.09             2.03             2.05             2.07             2.08
Expenses after expense reductions (f)             1.99             1.93             2.00              N/A             2.12(e)
Net investment loss                              (0.96)           (0.73)           (1.11)           (1.18)           (1.41)
Portfolio turnover                                 245              184              261              312              257
Net assets at end of period (000 Omitted)     $162,868         $201,513         $138,226         $155,602         $114,619
--------------------------------------------------------------------------------------------------------------------------

CLASS C                                                                      YEARS ENDED 8/31
                                              ----------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002
Net asset value, beginning of period            $16.23           $14.30           $14.10           $13.02           $16.73
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.16)          $(0.11)          $(0.16)          $(0.15)          $(0.22)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.91             2.04             0.36             1.23            (3.49)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $0.75            $1.93            $0.20            $1.08           $(3.71)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.98           $16.23           $14.30           $14.10           $13.02
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                        4.62            13.50             1.42(b)          8.29           (22.18)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            2.09             2.03             2.05             2.07             2.08
Expenses after expense reductions (f)             1.99             1.93             2.00              N/A             2.12(e)
Net investment loss                              (0.96)           (0.69)           (1.12)           (1.18)           (1.41)
Portfolio turnover                                 245              184              261              312              257
Net assets at end of period (000 Omitted)      $58,523          $82,182          $91,225         $110,786          $82,441
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                      YEARS ENDED 8/31
                                              ----------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002
Net asset value, beginning of period            $17.18           $14.98           $14.63           $13.37           $17.01
--------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)               $0.00(w)         $0.05           $(0.02)          $(0.02)          $(0.06)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.97             2.15             0.37             1.28            (3.58)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $0.97            $2.20            $0.35            $1.26           $(3.64)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $18.15           $17.18           $14.98           $14.63           $13.37
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                           5.65            14.69             2.39(b)          9.42           (21.40)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND
SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.06             1.02             1.06             1.07             1.08
Expenses after expense reductions (f)             0.96             0.92             1.01              N/A             1.12(e)
Net investment income (loss)                      0.03             0.32            (0.11)           (0.16)           (0.39)
Portfolio turnover                                 245              184              261              312              257
Net assets at end of period (000 Omitted)      $34,998           $3,816           $4,136           $4,317           $4,403
--------------------------------------------------------------------------------------------------------------------------

CLASS W                                                                                                          YEAR ENDED 8/31
                                                                                                                 ---------------
                                                                                                                     2006(i)
Net asset value, beginning of period                                                                                 $18.35
---------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                                                          $(0.00)(w)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                                                                 (0.63)(g)
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                     $(0.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                       $17.72
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                                               (3.43)(n)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                                                 1.18(a)
Expenses after expense reductions (f)                                                                                  1.08(a)
Net investment loss                                                                                                   (0.03)(a)
Portfolio turnover                                                                                                      245
Net assets at end of period (000 Omitted)                                                                               $97
---------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                           YEARS ENDED 8/31
                                                ----------------------------------------------------
                                                  2006           2005           2004         2003(i)
Net asset value, beginning of period            $16.77         $14.69         $14.41         $12.35
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.08)        $(0.04)        $(0.09)        $(0.08)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.93           2.12           0.37           2.14(g)
---------------------------------------------------------------------------------------------------
Total from investment operations                 $0.85          $2.08          $0.28          $2.06
---------------------------------------------------------------------------------------------------
Net asset value, end of period                  $17.62         $16.77         $14.69         $14.41
---------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                           5.07          14.16           1.94(b)       16.68(n)
---------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.59           1.54           1.56           1.65(a)
Expenses after expense reductions (f)             1.49           1.44           1.51            N/A
Net investment loss                              (0.46)         (0.25)         (0.60)         (0.82)(a)
Portfolio turnover                                 245            184            261            312
Net assets at end of period (000 Omitted)       $5,735         $5,904         $3,266         $1,869
---------------------------------------------------------------------------------------------------

CLASS R1                                                                         YEARS ENDED 8/31
                                                                              ----------------------
                                                                                2006         2005(i)

Net asset value, beginning of period                                          $16.23         $15.35
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                     $(0.17)        $(0.08)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                                           0.89           0.96(g)
---------------------------------------------------------------------------------------------------
Total from investment operations                                               $0.72          $0.88
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $16.95         $16.23
---------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                         4.44           5.73(n)
---------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                          2.28           2.35(a)
Expenses after expense reductions (f)                                           2.09           2.25(a)
Net investment loss                                                            (1.07)         (1.21)(a)
Portfolio turnover                                                               245            184
Net assets at end of period (000 Omitted)                                       $506            $80
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                          YEARS ENDED 8/31
                                                               ----------------------
                                                                 2006         2005(i)
Net asset value, beginning of period                           $16.25         $15.35
------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
  Net investment loss (d)                                      $(0.11)        $(0.04)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                            0.89           0.94(g)
------------------------------------------------------------------------------------
Total from investment operations                                $0.78          $0.90
------------------------------------------------------------------------------------
Net asset value, end of period                                 $17.03         $16.25
------------------------------------------------------------------------------------
Total return (%) (r)(s)                                          4.80           5.86(n)
------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Expenses before expense reductions (f)                           1.97           2.04(a)
Expenses after expense reductions (f)                            1.73           1.94(a)
Net investment loss                                             (0.67)         (0.67)(a)
Portfolio turnover                                                245            184
Net assets at end of period (000 Omitted)                      $2,598           $437
------------------------------------------------------------------------------------

CLASS R3                                                   YEARS ENDED 8/31
                                                -------------------------------------
                                                  2006           2005         2004(i)
Net asset value, beginning of period            $16.70         $14.67         $14.63
------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------
  Net investment loss (d)                       $(0.11)        $(0.06)        $(0.06)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.93           2.09           0.10(g)
------------------------------------------------------------------------------------
Total from investment operations                 $0.82          $2.03          $0.04
------------------------------------------------------------------------------------
Net asset value, end of period                  $17.52         $16.70         $14.67
------------------------------------------------------------------------------------
Total return (%) (r)(s)                           4.91          13.84           0.27(b)(n)
------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.85           1.82           1.95(a)
Expenses after expense reductions (f)             1.65           1.72           1.90(a)
Net investment loss                              (0.60)         (0.48)         (0.48)(a)
Portfolio turnover                                 245            184            261
Net assets at end of period (000 Omitted)       $1,804           $774           $105
------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                           YEARS ENDED 8/31
                                                ----------------------
                                                  2006         2005(i)
Net asset value, beginning of period            $16.81         $15.85
---------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------
  Net investment loss (d)                       $(0.06)        $(0.03)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.94           0.99(g)
---------------------------------------------------------------------
Total from investment operations                 $0.88          $0.96
---------------------------------------------------------------------
Net asset value, end of period                  $17.69         $16.81
---------------------------------------------------------------------
Total return (%) (r)(s)                           5.23           6.06(n)
---------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------
Expenses before expense reductions (f)            1.48           1.56(a)
Expenses after expense reductions (f)             1.38           1.46(a)
Net investment loss                              (0.36)         (0.41)(a)
Portfolio turnover                                 245            184
Net assets at end of period (000 Omitted)         $286            $53
---------------------------------------------------------------------

CLASS R5                                           YEARS ENDED 8/31
                                                ----------------------
                                                  2006         2005(i)
Net asset value, beginning of period            $16.83         $15.85
---------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------
  Net investment loss (d)                       $(0.01)        $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency             0.94           0.99(g)
---------------------------------------------------------------------
Total from investment operations                 $0.93          $0.98
---------------------------------------------------------------------
Net asset value, end of period                  $17.76         $16.83
---------------------------------------------------------------------
Total return (%) (r)(s)                           5.53           6.18(n)
---------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------
Expenses before expense reductions (f)            1.19           1.26(a)
Expenses after expense reductions (f)             1.09           1.16(a)
Net investment loss                              (0.06)         (0.11)(a)
Portfolio turnover                                 245            184
Net assets at end of period (000 Omitted)          $56            $53
---------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual resulted in an increase in the net asset value of $0.01 per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), April 1, 2005 (Classes R1, R2, R4, and R5), and May 1, 2006 (Class W) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Core Growth Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $65,406 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $52,965 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and expiration of capital loss carryforwards.

The fund declared no distributions for the years ended August 31, 2006 and August 31, 2005.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                             $784,829,747
          ------------------------------------------------------------
          Gross appreciation                               $25,752,339
          Gross depreciation                               (27,914,739)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)       $(2,162,400)
          Undistributed ordinary income                      5,724,975
          Undistributed long-term capital gain               9,296,863
          Capital loss carryforwards                       (59,221,280)
          Other temporary differences                       (1,815,859)

As of August 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          8/31/09                                         $(33,513,254)
          8/31/10                                          (25,708,026)
          ------------------------------------------------------------
                                                          $(59,221,280)

The availability of a portion of the capital loss carryforwards, which were acquired on June 3, 2005 in connection with the MFS Large Cap Growth Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.65% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2006, this waiver amounted to $868,846 and is reflected as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $60,856 for the year ended August 31, 2006, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                 TOTAL         ANNUAL      DISTRIBUTION
                          DISTRIBUTION       SERVICE      DISTRIBUTION      EFFECTIVE       AND SERVICE
                              FEE RATE      FEE RATE           PLAN(d)        RATE(e)               FEE

Class A                          0.10%         0.25%             0.35%          0.35%        $2,080,769
Class B                          0.75%         0.25%             1.00%          1.00%         1,877,991
Class C                          0.75%         0.25%             1.00%          1.00%           733,504
Class W                          0.10%            --             0.10%          0.10%                32
Class R                          0.25%         0.25%             0.50%          0.50%            31,236
Class R1                         0.50%         0.25%             0.75%          0.75%             1,601
Class R2                         0.25%         0.25%             0.50%          0.50%             3,725
Class R3                         0.25%         0.25%             0.50%          0.50%             6,965
Class R4                            --         0.25%             0.25%          0.25%               223
-------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                          $4,736,046

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2006 based on each class' average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                         AMOUNT

              Class A                                   $13,564
              Class B                                   393,090
              Class C                                     5,300

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $850,219, which equated to 0.0976% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $258,224. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0140% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                             ANNUAL
                                                          EFFECTIVE       TOTAL
                                            FEE RATE        RATE(g)      AMOUNT

Class R1                                       0.45%          0.36%        $962
Class R2                                       0.40%          0.26%       3,001
Class R3                                       0.25%          0.15%       3,487
Class R4                                       0.15%          0.15%         134
Class R5                                       0.10%          0.10%          56
--------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                   $7,640

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $2,592 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $775. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in an expense of $402. Both amounts are included in Independent trustees' compensation for the year ended August 31, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $44,481 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $6,270. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $4,988, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,062,110,879 and $2,279,626,246, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                             YEAR ENDED                          YEAR ENDED
                                             8/31/06(i)                          8/31/05(i)
                                      SHARES            AMOUNT            SHARES            AMOUNT
Shares sold
  Class A                            6,430,188       $113,225,460        6,045,043        $96,257,424
  Class B                              887,359         15,079,814          824,699         12,849,738
  Class C                              433,212          7,356,579          733,441         11,311,540
  Class I                            1,970,276         33,949,254           36,183            585,957
  Class W                                5,450            100,000               --                 --
  Class R                               76,939          1,357,467          216,408          3,447,630
  Class R1                              29,696            489,931            5,484             84,854
  Class R2                             147,706          2,457,779           26,881            437,516
  Class R3                              88,327          1,546,974           42,062            697,441
  Class R4                              13,738            235,417            3,154             50,000
  Class R5                                   4                 75            3,154             50,000
-----------------------------------------------------------------------------------------------------
                                    10,082,895       $175,798,750        7,936,509       $125,772,100

Share issued in connection with
acquisition of MFS Large Cap
Growth Fund
  Class A                                                               15,966,412       $260,252,510
  Class B                                                                4,980,471         78,492,230
  Class I                                                                    2,991             49,763
-----------------------------------------------------------------------------------------------------
                                                                        20,949,874       $338,794,503
Shares reacquired
  Class A                          (15,505,829)     $(271,914,439)     (11,909,431)     $(190,911,285)
  Class B                           (3,706,240)       (62,822,571)      (3,061,054)       (47,687,100)
  Class C                           (2,048,446)       (35,022,100)      (2,051,435)       (31,628,141)
  Class I                             (264,308)        (4,682,666)         (93,157)        (1,502,028)
  Class R                             (103,586)        (1,796,528)         (86,556)        (1,385,040)
  Class R1                              (4,778)           (79,351)            (566)            (9,209)
  Class R2                             (22,019)          (382,432)              (2)               (39)
  Class R3                             (31,732)          (556,427)          (2,868)           (45,896)
  Class R4                                (727)           (12,551)              --                 --
  Class R5                                  (4)               (76)              --                 --
-----------------------------------------------------------------------------------------------------
                                   (21,687,669)     $(377,269,141)     (17,205,069)     $(273,168,738)

Net change
  Class A                           (9,075,641)     $(158,688,979)      10,102,024       $165,598,649
  Class B                           (2,818,881)       (47,742,757)       2,744,116         43,654,868
  Class C                           (1,615,234)       (27,665,521)      (1,317,994)       (20,316,601)
  Class I                            1,705,968         29,266,588          (53,983)          (866,308)
  Class W                                5,450            100,000               --                 --
  Class R                              (26,647)          (439,061)         129,852          2,062,590
  Class R1                              24,918            410,580            4,918             75,645
  Class R2                             125,687          2,075,347           26,879            437,477
  Class R3                              56,595            990,547           39,194            651,545
  Class R4                              13,011            222,866            3,154             50,000
  Class R5                                  --                 (1)           3,154             50,000
-----------------------------------------------------------------------------------------------------
                                   (11,604,774)     $(201,470,391)      11,681,314       $191,397,865

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5) and May 1,
    2006 (Class W) through the stated period end.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $5,677 and $5,146, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) ACQUISITIONS

At close of business on June 3, 2005, the fund acquired all of the assets and liabilities of MFS Large Cap Growth Fund. The acquisition was accomplished by a tax-free exchange of 20,949,874 shares of the fund (valued at $338,794,503) for all of the assets and liabilities of MFS Large Cap Growth Fund. MFS Large Cap Growth Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. MFS Large Cap Growth Fund's net assets on that date were $338,794,503, including $39,750,917 of unrealized appreciation, $1,382,225 of accumulated net investment loss, and $300,727,128 of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $960,823,462.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS Core Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust
I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Growth Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                       /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                             ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA                         200 Clarendon Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
Stephen Pesek

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"),
(ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole,
(vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the advisory fee reduction) and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED

MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) STRATEGIC GROWTH FUND


LETTER FROM THE CEO                                           1
---------------------------------------------------------------
PORTFOLIO COMPOSITION                                         2
---------------------------------------------------------------
MANAGEMENT REVIEW                                             3
---------------------------------------------------------------
PERFORMANCE SUMMARY                                           5
---------------------------------------------------------------
EXPENSE TABLE                                                 8
---------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     10
---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                          14
---------------------------------------------------------------
STATEMENT OF OPERATIONS                                      17
---------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                          19
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         20
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                29
---------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM      41
---------------------------------------------------------------
TRUSTEES AND OFFICERS                                        42
---------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                48
---------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                        53
---------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                               53
---------------------------------------------------------------
FEDERAL TAX INFORMATION                                      53
---------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                        54
---------------------------------------------------------------
CONTACT INFORMATION                                  BACK COVER
---------------------------------------------------------------

Fund objective: Seeks to provide capital appreciation.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                       NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        AGF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

PORTFOLIO STRUCTURE

Common Stocks                                   97.1%
Cash & Other Net Assets                          2.9%

TOP TEN HOLDINGS

Electronic Arts, Inc.                            3.6%
-----------------------------------------------------
Adobe Systems, Inc.                              3.5%
-----------------------------------------------------
First Data Corp.                                 3.3%
-----------------------------------------------------
Cisco Systems, Inc.                              2.7%
-----------------------------------------------------
Allergan, Inc.                                   2.6%
-----------------------------------------------------
Monsanto Co.                                     2.6%
-----------------------------------------------------
Roche Holding AG                                 2.6%
-----------------------------------------------------
American Tower Corp., "A"                        2.4%
-----------------------------------------------------
News Corp., "A"                                  2.4%
-----------------------------------------------------
PepsiCo, Inc.                                    2.3%
-----------------------------------------------------

EQUITY SECTORS

Technology                                      20.4%
-----------------------------------------------------
Health Care                                     20.1%
-----------------------------------------------------
Financial Services                              11.0%
-----------------------------------------------------
Leisure                                          9.2%
-----------------------------------------------------
Consumer Staples                                 6.8%
-----------------------------------------------------
Industrial Goods & Services                      6.6%
-----------------------------------------------------
Special Products & Services                      6.5%
-----------------------------------------------------
Energy                                           5.4%
-----------------------------------------------------
Basic Materials                                  4.0%
-----------------------------------------------------
Utilities & Communications                       3.7%
-----------------------------------------------------
Retailing                                        2.3%
-----------------------------------------------------
Autos & Housing                                  1.1%
-----------------------------------------------------

Percentages are based on net assets as of 8/31/06.
The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS Strategic Growth Fund provided a total return of 0.16%, at net asset value. This compares with a return of 3.68% for the fund's benchmark, the Russell 1000 Growth Index.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our overweighted position in the technology sector held back relative performance over the period. Our holdings in network equipment companies Juniper Networks and Cisco Systems, chip maker Marvell Technology Group and global telecommunications equipment company Nortel Networks* were among the fund's top detractors. Marvell and Nortel are not benchmark constituents. Juniper's shares have been under pressure because earlier in the year the company lowered its revenue guidance for the first half of 2006. Later in the reporting period, the company delayed its second quarter filing as a result of investigations into its stock options practices. The company also guided down its outlook for the second half of the year.

Our underweighting of the industrial goods and services sector also hurt relative returns. Industrial automation and control products manufacturer Rockwell Automation was the top detractor in this sector. Rockwell's disappointing first quarter in 2006 appears to have caused some concern in the market.

Although stock selection in the energy sector had a negative impact on relative performance, no individual stocks within the sector were among the fund's top detractors for the period.

Securities in other sectors that hurt relative results included online auctioneer eBay, multimedia image provider Getty Images*, high-end stereo and audio equipment manufacturer Harman International, cardiovascular medical devices maker St. Jude Medical*, and pharmaceutical company Wyeth*.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the leisure sector contributed to the fund's relative performance. Casino operator Las Vegas Sands was the top performer within this sector. The firm increased earnings and revenues in the first quarter of 2006, due in part to growth in its Sands Macau operations.

A combination of stock selection and an overweighted position in the utilities and communications sector benefited relative returns. Leading the way was broadcast and communication tower firm American Tower. The company posted earnings and revenues for the first and second quarters of 2006 that exceeded expectations.

Stock selection in the basic materials sector also aided relative performance, although no individual holdings within the sector were among the fund's top contributors for the period.

Although the technology sector was a detractor from relative returns overall, some of our technology holdings were among the fund's top contributors, including cell phone manufacturer Nokia* and electronics manufacturer Samsung (neither of which are benchmark constituents). Holdings in Flash memory storage products maker SanDisk also boosted relative performance. SanDisk has been able to drive costs down faster than price declines and, we believe, the company's acquisition of M-Systems could secure royalties of next generation flash cards. Our underweighted position in poor-performing semiconductor company Intel also aided results.

Individual stocks in other sectors that contributed to relative results included biotech firms Gilead Sciences and Celgene, pharmaceutical company Roche Holding (not a benchmark constituent), and technology consulting and services provider Cognizant Technology.

During the reporting period, our currency exposure was a contributor to the fund's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Eric B. Fischman
Portfolio Manager

*Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                               MFS Strategic           Russell
                               Growth Fund            1000 Growth
                               - Class A                Index

             8/96               $ 9,425               $10,000
             8/97                15,036                13,937
             8/98                17,002                15,087
             8/99                26,250                22,379
             8/00                38,635                29,867
             8/01                22,049                16,330
             8/02                16,162                12,710
             8/03                19,088                14,499
             8/04                19,146                15,275
             8/05                21,611                17,130
             8/06                21,646                17,759


TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date         1-yr         5-yr        10-yr
-----------------------------------------------------------------------------
        A                 1/02/96               0.16%       -0.37%      8.67%
-----------------------------------------------------------------------------
        B                 4/11/97              -0.45%       -1.00%      8.00%
-----------------------------------------------------------------------------
        C                 4/11/97              -0.50%       -1.01%      8.02%
-----------------------------------------------------------------------------
        I                 1/02/97               0.52%       -0.02%      9.02%
-----------------------------------------------------------------------------
        R                12/31/02               0.05%       -0.47%      8.61%
-----------------------------------------------------------------------------
       R1                 4/01/05              -0.62%       -0.60%      8.55%
-----------------------------------------------------------------------------
       R2                 4/01/05              -0.22%       -0.50%      8.60%
-----------------------------------------------------------------------------
       R3                10/31/03              -0.16%       -0.57%      8.56%
-----------------------------------------------------------------------------
       R4                 4/01/05               0.11%       -0.39%      8.66%
-----------------------------------------------------------------------------
       R5                 4/01/05               0.37%       -0.30%      8.70%
-----------------------------------------------------------------------------
      529A                7/31/02              -0.05%       -0.55%      8.57%
-----------------------------------------------------------------------------
      529B                7/31/02              -0.73%       -1.10%      8.27%
-----------------------------------------------------------------------------
      529C                7/31/02              -0.73%       -1.10%      8.27%
-----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
-----------------------------------------------------------------------------
Russell 1000 Growth Index (f)                   3.68%        1.69%      5.91%
-----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
-----------------------------------------------------------------------------
        A                                      -5.60%       -1.54%      8.03%
With Initial Sales Charge (5.75%)
-----------------------------------------------------------------------------
        B                                      -4.43%       -1.40%      8.00%
With CDSC (Declining over six years
from 4% to 0%) (x)
-----------------------------------------------------------------------------
        C                                      -1.50%       -1.01%      8.02%
With CDSC (1% for 12 months) (x)
-----------------------------------------------------------------------------
      529A                                     -5.80%       -1.72%      7.93%
With Initial Sales Charge (5.75%)
-----------------------------------------------------------------------------
      529B                                     -4.70%       -1.48%      8.27%
With CDSC (Declining over six
years from 4% to 0%) (x)
-----------------------------------------------------------------------------
      529C                                     -1.72%       -1.10%      8.27%
With CDSC (1% for 12 months) (x)
-----------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 1000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    3/01/06-
Class                       Ratio      3/01/06        8/31/06         8/31/06
--------------------------------------------------------------------------------
        Actual              1.25%     $1,000.00       $952.80          $6.15
   A    ------------------------------------------------------------------------
        Hypothetical (h)    1.25%     $1,000.00     $1,018.90          $6.36
--------------------------------------------------------------------------------
        Actual              1.91%     $1,000.00       $949.80          $9.39
   B    ------------------------------------------------------------------------
        Hypothetical (h)    1.91%     $1,000.00     $1,015.58          $9.70
--------------------------------------------------------------------------------
        Actual              1.92%     $1,000.00       $949.90          $9.44
   C    ------------------------------------------------------------------------
        Hypothetical (h)    1.92%     $1,000.00     $1,015.53          $9.75
--------------------------------------------------------------------------------
        Actual              0.90%     $1,000.00       $954.50          $4.43
   I    ------------------------------------------------------------------------
        Hypothetical (h)    0.90%     $1,000.00     $1,020.67          $4.58
--------------------------------------------------------------------------------
        Actual              1.38%     $1,000.00       $952.10          $6.79
   R    ------------------------------------------------------------------------
        Hypothetical (h)    1.38%     $1,000.00     $1,018.25          $7.02
--------------------------------------------------------------------------------
        Actual              2.02%     $1,000.00       $949.20          $9.92
   R1   ------------------------------------------------------------------------
        Hypothetical (h)    2.02%     $1,000.00     $1,015.02         $10.26
--------------------------------------------------------------------------------
        Actual              1.66%     $1,000.00       $951.00          $8.16
   R2   ------------------------------------------------------------------------
        Hypothetical (h)    1.66%     $1,000.00     $1,016.84          $8.44
--------------------------------------------------------------------------------
        Actual              1.55%     $1,000.00       $951.30          $7.62
   R3   ------------------------------------------------------------------------
        Hypothetical (h)    1.55%     $1,000.00     $1,017.39          $7.88
--------------------------------------------------------------------------------
        Actual              1.31%     $1,000.00       $952.30          $6.45
   R4   ------------------------------------------------------------------------
        Hypothetical (h)    1.31%     $1,000.00     $1,018.60          $6.67
--------------------------------------------------------------------------------
        Actual              1.02%     $1,000.00       $953.90          $5.02
   R5   ------------------------------------------------------------------------
        Hypothetical (h)    1.02%     $1,000.00     $1,020.06          $5.19
--------------------------------------------------------------------------------
        Actual              1.50%     $1,000.00       $951.90          $7.38
  529A  ------------------------------------------------------------------------
        Hypothetical (h)    1.50%     $1,000.00     $1,017.64          $7.63
--------------------------------------------------------------------------------
        Actual              2.15%     $1,000.00       $948.40         $10.56
  529B  ------------------------------------------------------------------------
        Hypothetical (h)    2.15%     $1,000.00     $1,014.37         $10.92
--------------------------------------------------------------------------------
        Actual              2.16%     $1,000.00       $948.90         $10.61
  529C  ------------------------------------------------------------------------
        Hypothetical (h)    2.16%     $1,000.00     $1,014.32         $10.97
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.1%
-------------------------------------------------------------------------------------------------------
ISSUER                                                             SHARES/PAR                 VALUE ($)
-------------------------------------------------------------------------------------------------------
Aerospace - 4.2%
-------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                 404,100            $   33,378,660
United Technologies Corp.                                             507,700                31,837,867
                                                                                         --------------
                                                                                         $   65,216,527
-------------------------------------------------------------------------------------------------------
Automotive - 1.1%
-------------------------------------------------------------------------------------------------------
Harman International Industries, Inc.                                 199,000            $   16,142,880
-------------------------------------------------------------------------------------------------------
Biotechnology - 6.9%
-------------------------------------------------------------------------------------------------------
Amgen, Inc. (n)                                                       299,100            $   20,317,863
Celgene Corp. (l)(n)                                                  392,200                15,958,618
Genentech, Inc. (n)                                                   236,100                19,482,972
Genzyme Corp. (n)                                                     410,180                27,166,221
Gilead Sciences, Inc. (n)                                             270,360                17,140,824
Millipore Corp. (n)                                                   100,400                 6,443,672
                                                                                         --------------
                                                                                         $  106,510,170
-------------------------------------------------------------------------------------------------------
Broadcasting - 3.1%
-------------------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (l)                                          577,840            $   11,002,074
News Corp., "A"                                                     1,916,800                36,476,704
                                                                                         --------------
                                                                                         $   47,478,778
-------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 4.4%
-------------------------------------------------------------------------------------------------------
Charles Schwab Corp.                                                1,117,100            $   18,219,901
Chicago Mercantile Exchange Holdings, Inc.                             78,800                34,672,000
Goldman Sachs Group, Inc.                                             103,100                15,325,815
                                                                                         --------------
                                                                                         $   68,217,716
-------------------------------------------------------------------------------------------------------
Business Services - 5.4%
-------------------------------------------------------------------------------------------------------
Amdocs Ltd. (n)                                                       416,690            $   15,813,386
Cognizant Technology Solutions Corp., "A" (n)                         241,100                16,855,301
First Data Corp.                                                    1,166,500                50,124,505
                                                                                         --------------
                                                                                         $   82,793,192
-------------------------------------------------------------------------------------------------------
Chemicals - 2.6%
-------------------------------------------------------------------------------------------------------
Monsanto Co.                                                          835,800            $   39,650,352
-------------------------------------------------------------------------------------------------------
Computer Software - 3.5%
-------------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (n)                                             1,674,616            $   54,324,543
-------------------------------------------------------------------------------------------------------
Computer Software - Systems - 1.3%
-------------------------------------------------------------------------------------------------------
Apple Computer, Inc. (n)                                              304,400            $   20,653,540
-------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.6%
-------------------------------------------------------------------------------------------------------
Colgate-Palmolive Co.                                                 381,700            $   22,848,562
eBay, Inc. (n)                                                        609,900                16,991,814
                                                                                         --------------
                                                                                         $   39,840,376
-------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.8%
-------------------------------------------------------------------------------------------------------
Rockwell Automation, Inc.                                             486,000            $   27,400,680
-------------------------------------------------------------------------------------------------------
Electronics - 7.2%
-------------------------------------------------------------------------------------------------------
Intel Corp.                                                         1,095,300            $   21,402,162
Linear Technology Corp.                                               239,100                 8,131,791
Marvell Technology Group Ltd. (n)                                   1,447,900                25,352,729
Samsung Electronics Co. Ltd., GDR                                      67,020                22,786,800
SanDisk Corp. (n)                                                     547,600                32,264,592
                                                                                         --------------
                                                                                         $  109,938,074
-------------------------------------------------------------------------------------------------------
Energy - Independent - 1.1%
-------------------------------------------------------------------------------------------------------
Occidental Petroleum Corp.                                            330,600            $   16,857,294
-------------------------------------------------------------------------------------------------------
Food & Beverages - 3.8%
-------------------------------------------------------------------------------------------------------
Kellogg Co.                                                           467,800            $   23,717,460
PepsiCo, Inc.                                                         541,100                35,323,008
                                                                                         --------------
                                                                                         $   59,040,468
-------------------------------------------------------------------------------------------------------
Gaming & Lodging - 2.5%
-------------------------------------------------------------------------------------------------------
International Game Technology                                         511,000            $   19,765,480
Las Vegas Sands Corp. (n)                                             260,300                18,171,543
                                                                                         --------------
                                                                                         $   37,937,023
-------------------------------------------------------------------------------------------------------
General Merchandise - 2.3%
-------------------------------------------------------------------------------------------------------
Costco Wholesale Corp.                                                457,000            $   21,383,030
Kohl's Corp. (n)                                                      214,700                13,420,897
                                                                                         --------------
                                                                                         $   34,803,927
-------------------------------------------------------------------------------------------------------
Internet - 3.6%
-------------------------------------------------------------------------------------------------------
Google, Inc., "A" (n)                                                  70,900            $   26,837,777
Yahoo!, Inc. (n)                                                      987,200                28,451,104
                                                                                         --------------
                                                                                         $   55,288,881
-------------------------------------------------------------------------------------------------------
Leisure & Toys - 3.6%
-------------------------------------------------------------------------------------------------------
Electronic Arts, Inc. (n)                                           1,081,130            $   55,105,196
-------------------------------------------------------------------------------------------------------
Machinery & Tools - 0.6%
-------------------------------------------------------------------------------------------------------
Deere & Co.                                                           110,800            $    8,653,480
-------------------------------------------------------------------------------------------------------
Major Banks - 1.3%
-------------------------------------------------------------------------------------------------------
Bank of New York Co., Inc.                                            585,600            $   19,764,000
-------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.3%
-------------------------------------------------------------------------------------------------------
Caremark Rx, Inc.                                                     350,700            $   20,319,558
-------------------------------------------------------------------------------------------------------
Medical Equipment - 3.1%
-------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (l)(n)                                  479,140            $   23,070,591
Cytyc Corp. (l)(n)                                                  1,017,400                24,305,686
                                                                                         --------------
                                                                                         $   47,376,277
-------------------------------------------------------------------------------------------------------
Metals & Mining - 1.4%
-------------------------------------------------------------------------------------------------------
BHP Billiton Ltd., ADR (l)                                            504,200            $   21,226,820
-------------------------------------------------------------------------------------------------------
Network & Telecom - 4.8%
-------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (n)                                             1,897,300            $   41,721,627
Juniper Networks, Inc. (n)                                            837,600                12,287,592
QUALCOMM, Inc.                                                        534,900                20,149,683
                                                                                         --------------
                                                                                         $   74,158,902
-------------------------------------------------------------------------------------------------------
Oil Services - 4.3%
-------------------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                   422,900            $   20,815,138
Schlumberger Ltd.                                                     492,500                30,190,250
Transocean, Inc. (n)                                                  222,100                14,825,175
                                                                                         --------------
                                                                                         $   65,830,563
-------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 5.3%
-------------------------------------------------------------------------------------------------------
American Express Co.                                                  545,600            $   28,665,824
State Street Corp.                                                    402,800                24,893,040
UBS AG                                                                493,400                28,010,318
                                                                                         --------------
                                                                                         $   81,569,182
-------------------------------------------------------------------------------------------------------
Pharmaceuticals - 8.8%
-------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                        348,800            $   39,958,528
GlaxoSmithKline PLC                                                   835,600                23,685,006
Johnson & Johnson                                                     504,600                32,627,436
Roche Holding AG (l)                                                  214,980                39,648,022
                                                                                         --------------
                                                                                         $  135,918,992
-------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.3%
-------------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., "L", ADR                                  538,600            $   20,095,166
-------------------------------------------------------------------------------------------------------
Telephone Services - 2.4%
-------------------------------------------------------------------------------------------------------
American Tower Corp., "A" (l)(n)                                    1,038,000            $   37,222,680
-------------------------------------------------------------------------------------------------------
Tobacco - 1.5%
-------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                    269,500            $   22,511,335
-------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $1,480,166,940)                                    $1,491,846,572
-------------------------------------------------------------------------------------------------------
Convertible Bonds - 0.0%
-------------------------------------------------------------------------------------------------------
Electronics - 0.0%
-------------------------------------------------------------------------------------------------------
Candescent Technologies Corp., 8%, 2003 (d)(z)                  $  10,000,000            $            0
-------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (IDENTIFIED COST, $--)                                           $            0
-------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.0%
-------------------------------------------------------------------------------------------------------
General Electric Co., 5.27%, due 9/01/06, at Amortized Cost
and Value (y)                                                   $  45,304,000            $   45,304,000
-------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 4.5%
-------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                    68,525,437            $   68,525,437
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $1,593,996,377) (k)                                  $1,605,676,009
-------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (4.6)%                                                     (69,954,434)
-------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                      $1,535,721,575
-------------------------------------------------------------------------------------------------------
(d) Non-income producing security - in default.
(k) As of August 31, 2006, the fund had one security that was fair valued, aggregating $0 and 0.00% of market value, in accordance with the policies adopted by the Board of Trustees.
(l) All or a portion of this security is on loan.
(n) Non-income producing security.
(y) The rate shown represents an annualized yield at time of purchase.
(z) Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted security:

                                                                                       CURRENT
                                                    ACQUISITION      ACQUISITION        MARKET       TOTAL % OF
RESTRICTED SECURITIES                                      DATE             COST         VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------

Candescent Technologies Corp., 8%, 2003                 3/07/00       $8,000,000         $0.00            0.00%

The following abbreviations are used in this report and are defined:

ADR American Depository Receipt
GDR Global Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.
ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $66,732,419 of securities
on loan (identified cost, $1,593,996,377)                        $1,605,676,009
Cash                                                                     13,265
Receivable for fund shares sold                                         738,040
Interest and dividends receivable                                     1,075,374
Other assets                                                             11,965
-------------------------------------------------------------------------------------------------------
Total assets                                                                             $1,607,514,653
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   $2,563,487
Collateral for securities loaned, at value                           68,525,437
Payable to affiliates
  Management fee                                                         54,715
  Shareholder servicing costs                                           193,130
  Distribution and service fees                                          25,368
  Administrative services fee                                             1,498
  Program manager fees                                                       14
  Retirement plan administration and services fees                           26
Payable for independent trustees' compensation                           61,113
Accrued expenses and other liabilities                                  368,290
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                           $71,793,078
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $1,535,721,575
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $2,887,085,827
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies          11,682,584
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                    (1,361,600,768)
Accumulated net investment loss                                      (1,446,068)
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $1,535,721,575
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                    81,496,376
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued
Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $414,113,231
  Shares outstanding                                                 22,043,952
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $18.79
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $19.94
-------------------------------------------------------------------------------------------------------

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $247,487,541
  Shares outstanding                                                 13,907,178
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $17.80
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $66,663,887
  Shares outstanding                                                  3,739,506
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $17.83
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $801,582,863
  Shares outstanding                                                 41,486,603
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.32
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,581,543
  Shares outstanding                                                    138,129
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.69
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $361,508
  Shares outstanding                                                     20,352
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $17.76
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $751,051
  Shares outstanding                                                     42,079
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $17.85
-------------------------------------------------------------------------------------------------------

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,072,881
  Shares outstanding                                                     57,768
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.57
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $52,207
  Shares outstanding                                                      2,781
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.77
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                            $52,424
  Shares outstanding                                                      2,780
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.85
-------------------------------------------------------------------------------------------------------

Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $531,364
  Shares outstanding                                                     28,544
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $18.62
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $19.76
-------------------------------------------------------------------------------------------------------

Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $163,996
  Shares outstanding                                                      9,301
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $17.63
-------------------------------------------------------------------------------------------------------

Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $307,079
  Shares outstanding                                                     17,403
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $17.65
-------------------------------------------------------------------------------------------------------

Shares outstanding are rounded for presentation purposes.

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
-------------------------------------------------------------------------------------------------------
Income
  Dividends                                                            $9,913,951
  Interest                                                              2,169,381
  Foreign taxes withheld                                                 (343,944)
-------------------------------------------------------------------------------------------------------
Total investment income                                                                     $11,739,388
-------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                      $12,038,469
  Distribution and service fees                                         5,701,848
  Program manager fees                                                      2,571
  Shareholder servicing costs                                           3,011,685
  Administrative services fee                                             215,758
  Retirement plan administration and services fees                          5,698
  Independent trustees' compensation                                       40,245
  Custodian fee                                                           448,501
  Shareholder communications                                              305,205
  Auditing fees                                                            34,872
  Legal fees                                                               26,000
  Miscellaneous                                                           236,830
-------------------------------------------------------------------------------------------------------
Total expenses                                                                              $22,067,682
-------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                   (155,583)
  Reduction of expenses by investment adviser                          (1,616,002)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                $20,296,097
-------------------------------------------------------------------------------------------------------
Net investment loss                                                                         $(8,556,709)
-------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                             $32,819,250
  Foreign currency transactions                                           (11,644)
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                       $32,807,606
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                        $(19,500,441)
  Translation of assets and liabilities in foreign currencies               2,952
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                       $(19,497,489)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                            $13,310,117
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                         $4,753,408
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            YEARS ENDED 8/31
                                                                 --------------------------------------
                                                                        2006                       2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment loss                                              $(8,556,709)                 $(923,238)
Net realized gain (loss) on investments and foreign
currency transactions                                             32,807,606                 62,251,745
Net unrealized gain (loss) on investments and foreign
currency translation                                             (19,497,489)               125,826,686
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $4,753,408               $187,155,193
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $(97,585,909)              $(77,169,494)
-------------------------------------------------------------------------------------------------------
Redemption fees                                                          $--                       $755
-------------------------------------------------------------------------------------------------------
Total change in net assets                                      $(92,832,501)              $109,986,454
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                         1,628,554,076              1,518,567,622
At end of period (including accumulated net investment
loss of $1,446,068 and $1,446,478, respectively)              $1,535,721,575             $1,628,554,076
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share.
The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                      YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002

Net asset value, beginning of period               $18.76           $16.62           $16.57           $14.03           $19.22
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                 $(0.10)           $0.01           $(0.08)          $(0.07)          $(0.13)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   0.13             2.13             0.13             2.61            (4.97)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.03            $2.14            $0.05            $2.54           $(5.10)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       $--              $--              $--              $--           $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $18.79           $18.76           $16.62           $16.57           $14.03
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           0.16            12.88             0.30(b)         18.10(j)        (26.70)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.36             1.38             1.37             1.41             1.45
Expenses after expense reductions (f)                1.27             1.28             1.32              N/A              N/A
Net investment income (loss)                        (0.53)            0.05            (0.46)           (0.46)           (0.74)
Portfolio turnover                                    171               69               80               72              116
Net assets at end of period (000 Omitted)        $414,113         $518,618         $563,761         $673,767         $731,283
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                      YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002

Net asset value, beginning of period               $17.88           $15.95           $16.00           $13.65           $18.80
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.22)          $(0.10)          $(0.19)          $(0.16)          $(0.24)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   0.14             2.03             0.14             2.51            (4.82)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $(0.08)           $1.93           $(0.05)           $2.35           $(5.06)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       $--              $--              $--              $--           $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.80           $17.88           $15.95           $16.00           $13.65
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          (0.45)           12.10            (0.31)(b)        17.22(j)        (27.08)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.02             2.02             2.02             2.06             2.10
Expenses after expense reductions (f)                1.92             1.92             1.97              N/A              N/A
Net investment loss                                 (1.19)           (0.60)           (1.10)           (1.12)           (1.39)
Portfolio turnover                                    171               69               80               72              116
Net assets at end of period (000 Omitted)        $247,488         $381,085         $427,364         $505,090         $490,326
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                      YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002

Net asset value, beginning of period               $17.92           $15.98           $16.03           $13.67           $18.84
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                          $(0.22)          $(0.10)          $(0.19)          $(0.16)          $(0.24)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   0.13             2.04             0.14             2.52            (4.84)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $(0.09)           $1.94           $(0.05)           $2.36           $(5.08)
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       $--              $--              $--              $--           $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $17.83           $17.92           $15.98           $16.03           $13.67
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          (0.50)           12.14            (0.31)(b)        17.26(j)        (27.13)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.02             2.02             2.02             2.06             2.10
Expenses after expense reductions (f)                1.93             1.92             1.97              N/A              N/A
Net investment loss                                 (1.19)           (0.58)           (1.10)           (1.12)           (1.39)
Portfolio turnover                                    171               69               80               72              116
Net assets at end of period (000 Omitted)         $66,664          $89,290         $114,023         $141,307         $148,930
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                      YEARS ENDED 8/31
                                              -------------------------------------------------------------------------------
                                                     2006             2005             2004             2003             2002
Net asset value, beginning of period               $19.22           $16.97           $16.86           $14.24           $19.41
-----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                 $(0.03)           $0.07           $(0.01)          $(0.01)          $(0.07)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   0.13             2.18             0.12             2.63            (5.01)
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $0.10            $2.25            $0.11            $2.62           $(5.08)
-----------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                       $--              $--              $--              $--           $(0.09)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $19.32           $19.22           $16.97           $16.86           $14.24
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                              0.52            13.26             0.65(b)         18.40(j)        (26.37)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.02             1.01             1.01             1.06             1.10
Expenses after expense reductions (f)                0.92             0.91             0.96              N/A              N/A
Net investment income (loss)                        (0.17)            0.35            (0.06)           (0.10)           (0.39)
Portfolio turnover                                    171               69               80               72              116
Net assets at end of period (000 Omitted)        $801,583         $633,593         $405,006         $163,758          $26,193
-----------------------------------------------------------------------------------------------------------------------------

CLASS R                                                                           YEARS ENDED 8/31
                                                            -------------------------------------------------------------
                                                                   2006              2005            2004         2003(i)

Net asset value, beginning of period                             $18.68            $16.58          $16.55          $13.92
-------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                        $(0.13)           $(0.03)         $(0.09)         $(0.06)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             0.14              2.13            0.12            2.69
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $0.01             $2.10           $0.03           $2.63
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $18.69            $18.68          $16.58          $16.55
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                            0.05             12.67            0.18(b)        18.89(j)(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.51              1.53            1.49            1.60(a)
Expenses after expense reductions (f)                              1.41              1.43            1.44             N/A
Net investment loss                                               (0.68)            (0.16)          (0.52)          (0.60)(a)
Portfolio turnover                                                  171                69              80              72
Net assets at end of period (000 Omitted)                        $2,582            $3,784          $1,982            $221
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                               YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                               $17.87              $17.19
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.23)             $(0.08)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           0.12                0.76
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   $(0.11)              $0.68
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $17.76              $17.87
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             (0.62)               3.96(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.22                2.23(a)
Expenses after expense reductions (f)                                                2.03                2.13(a)
Net investment loss                                                                 (1.27)              (1.06)(a)
Portfolio turnover                                                                    171                  69
Net assets at end of period (000 Omitted)                                            $362                $204
-------------------------------------------------------------------------------------------------------------

CLASS R2                                                                               YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $17.89              $17.19
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                          $(0.16)             $(0.05)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           0.12                0.75
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   $(0.04)              $0.70
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $17.85              $17.89
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             (0.22)               4.07(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.92                1.95(a)
Expenses after expense reductions (f)                                                1.67                1.85(a)
Net investment loss                                                                 (0.89)              (0.80)(a)
Portfolio turnover                                                                    171                  69
Net assets at end of period (000 Omitted)                                            $751                $133
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                                      -----------------------------------------------
                                                                             2006              2005           2004(i)

Net asset value, beginning of period                                       $18.60            $16.55            $16.99
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                  $(0.16)           $(0.10)           $(0.10)
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                           0.13              2.15             (0.34)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           $(0.03)            $2.05            $(0.44)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $18.57            $18.60             16.55
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                     (0.16)            12.39             (2.59)(b)(n)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                       1.77              1.78              1.71(a)
Expenses after expense reductions (f)                                        1.58              1.68              1.66(a)
Net investment loss                                                         (0.83)            (0.53)            (0.74)(a)
Portfolio turnover                                                            171                69                80
Net assets at end of period (000 Omitted)                                  $1,073              $822              $309
---------------------------------------------------------------------------------------------------------------------

CLASS R4                                                                                       YEARS ENDED 8/31
                                                                                      -------------------------------
                                                                                             2006             2005(i)

Net asset value, beginning of period                                                       $18.75              $17.98
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                                  $(0.11)             $(0.03)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                                   0.13                0.80
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            $0.02               $0.77
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $18.77              $18.75
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                      0.11                4.28(n)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                       1.43                1.45(a)
Expenses after expense reductions (f)                                                        1.33                1.35(a)
Net investment loss                                                                         (0.58)              (0.37)(a)
Portfolio turnover                                                                            171                  69
Net assets at end of period (000 Omitted)                                                     $52                 $52
---------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                                             YEARS ENDED 8/31
                                                                                            -------------------------------
                                                                                                   2006             2005(i)

Net asset value, beginning of period                                                             $18.78              $17.98
---------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                                        $(0.06)             $(0.01)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                                         0.13                0.81
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                  $0.07               $0.80
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $18.85              $18.78
---------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                            0.37                4.45(n)
---------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                             1.13                1.15(a)
Expenses after expense reductions (f)                                                              1.03                1.05(a)
Net investment loss                                                                               (0.29)              (0.07)(a)
Portfolio turnover                                                                                  171                  69
Net assets at end of period (000 Omitted)                                                           $52                 $52
---------------------------------------------------------------------------------------------------------------------------

CLASS 529A                                                                     YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
                                                         2006            2005            2004            2003         2002(i)

Net asset value, beginning of period                   $18.63          $16.55          $16.52          $14.03          $13.89
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.15)         $(0.04)         $(0.12)         $(0.10)         $(0.01)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       0.14            2.12            0.15            2.59            0.15
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $(0.01)          $2.08           $0.03           $2.49           $0.14
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $18.62          $18.63          $16.55          $16.52          $14.03
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              (0.05)          12.57            0.18(b)        17.75(j)         1.01(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   1.62            1.62            1.61            1.67            1.70(a)
Expenses after expense reductions (f)                    1.52            1.52            1.56             N/A             N/A
Net investment loss                                     (0.77)          (0.25)          (0.68)          (0.69)          (0.74)(a)
Portfolio turnover                                        171              69              80              72             116
Net assets at end of period (000 Omitted)                $531            $481            $394            $225              $5
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                     YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
                                                         2006            2005            2004            2003         2002(i)
Net asset value, beginning of period                   $17.76          $15.88          $15.97          $13.65          $13.52
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.26)         $(0.15)         $(0.22)         $(0.19)         $(0.02)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       0.13            2.03            0.13            2.51            0.15
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $(0.13)          $1.88          $(0.09)          $2.32           $0.13
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $17.63          $17.76          $15.88          $15.97          $13.65
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              (0.73)          11.84           (0.56)(b)       17.00(j)         0.96(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.27            2.27            2.25            2.33            2.35(a)
Expenses after expense reductions (f)                    2.17            2.17            2.20             N/A             N/A
Net investment loss                                     (1.42)          (0.88)          (1.31)          (1.37)          (1.39)(a)
Portfolio turnover                                        171              69              80              72             116
Net assets at end of period (000 Omitted)                $164            $151            $143             $79              $5
-----------------------------------------------------------------------------------------------------------------------------

CLASS 529C                                                                     YEARS ENDED 8/31
                                                  ---------------------------------------------------------------------------
                                                         2006            2005            2004            2003         2002(i)

Net asset value, beginning of period                   $17.78          $15.90          $15.99          $13.67          $13.54
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                              $(0.26)         $(0.16)         $(0.22)         $(0.19)         $(0.02)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                       0.13            2.04            0.13            2.51            0.15
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $(0.13)          $1.88          $(0.09)          $2.32           $0.13
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $17.65          $17.78          $15.90          $15.99          $13.67
-----------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                              (0.73)          11.82           (0.56)(b)       16.97(j)         0.96(n)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                   2.27            2.27            2.25            2.30            2.35(a)
Expenses after expense reductions (f)                    2.17            2.17            2.20             N/A             N/A
Net investment loss                                     (1.43)          (0.91)          (1.29)          (1.35)          (1.38)(a)
Portfolio turnover                                        171              69              80              72             116
Net assets at end of period (000 Omitted)                $307            $290            $221             $58              $5
-----------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C),
    October 31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(j) The fund's net asset value and total return calculation include proceeds received on March 26, 2003 for the partial payment of a non-recurring litigation settlement from Cendant Corporation, recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.01 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the ending net asset value per share, the Class A, Class B, Class C, Class I, Class R, Class 529A, Class 529B, and Class 529C total returns for the year ended August 31, 2003 would have been lower by approximately 0.08%, 0.09%, 0.08%, 0.09%, 0.08%, 0.09%,
    0.09%, and 0.09%, respectively.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Strategic Growth Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $147,752 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $7,831 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, defaulted bonds, and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2006 and August 31, 2005.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                           $1,609,285,364
          ------------------------------------------------------------
          Gross appreciation                               $80,111,216
          Gross depreciation                               (83,720,571)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)       $(3,609,355)
          Capital loss carryforwards                    (1,346,311,781)
          Other temporary differences                       (1,443,116)

As of August 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          8/31/09                                        $(172,262,091)
          8/31/10                                         (844,273,922)
          8/31/11                                         (299,742,793)
          8/31/12                                          (30,032,975)
          ------------------------------------------------------------
                                                       $(1,346,311,781)

The availability of a portion of the capital loss carryforwards, which were acquired on June 10, 2005, in connection with the MFS Managed Sectors Fund merger, may be limited in a given year.

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Class J shares closed on April 15, 2005.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. As part of a settlement agreement with the New York Attorney General concerning market timing and related matters, MFS has agreed to reduce the management fee to 0.65% of the fund's average daily net assets for the period March 1, 2004 through February 28, 2009. For the year ended August 31, 2006 this waiver amounted to $1,605,129 and is reflected as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $50,875 and $729 for the year ended
August 31, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                              0.10               0.25               0.35             0.35%          $1,648,844
Class B                              0.75               0.25               1.00             1.00%           3,230,877
Class C                              0.75               0.25               1.00             1.00%             788,829
Class R                              0.25               0.25               0.50             0.50%              17,198
Class R1                             0.50               0.25               0.75             0.75%               2,004
Class R2                             0.25               0.25               0.50             0.50%               2,308
Class R3                             0.25               0.25               0.50             0.50%               5,032
Class R4                               --               0.25               0.25             0.25%                 133
Class 529A                           0.25               0.25               0.50             0.35%               1,971
Class 529B                           0.75               0.25               1.00             1.00%               1,616
Class 529C                           0.75               0.25               1.00             1.00%               3,036
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $5,701,848

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                   $16,802
              Class B                                   495,088
              Class C                                     3,760
              Class 529B                                    125
              Class 529C                                     --

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Program manager fees for the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class 529A                                  $1,408
              Class 529B                                     404
              Class 529C                                     759
              --------------------------------------------------
              Total Program Manager Fees                  $2,571

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $1,566,367, which equated to 0.0976% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $478,133. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0134% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                              ANNUAL
                                                           EFFECTIVE       TOTAL
                                               FEE RATE      RATE(g)      AMOUNT

Class R1                                          0.45%        0.36%      $1,203
Class R2                                          0.40%        0.25%       1,846
Class R3                                          0.25%        0.16%       2,516
Class R4                                          0.15%        0.15%          80
Class R5                                          0.10%        0.10%          53
--------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                    $5,698

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $1,864 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $2,405. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in a net decrease in expense of $2,309. Both amounts are included in Independent trustees' compensation for the year ended
August 31, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $56,381 at August 31, 2006, and is included in payable for independent trustees' compensation.

DEFERRED TRUSTEE COMPENSATION - Under a Deferred Compensation Plan (the Plan) Independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Trustees are no longer allowed to defer compensation under the Plan. Amounts previously deferred are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent trustees' compensation is $3,947 of Deferred Trustees' Compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $11,140. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $9,009, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,685,752,331 and $2,810,963,910, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                      YEAR ENDED                        YEAR ENDED
                                                       8/31/06                          8/31/05(i)
                                               SHARES           AMOUNT           SHARES           AMOUNT
Shares sold

  Class A                                      4,377,994       $83,738,691       4,757,164       $85,935,893
  Class B                                        831,375        15,209,822       1,575,957        27,392,859
  Class C                                        260,061         4,776,584         333,948         5,798,886
  Class I                                      8,989,008       177,217,230       9,423,324       174,295,462
  Class J (c)                                         --                --          22,747           391,281
  Class R                                         25,065           477,701         181,581         3,303,225
  Class R1                                        11,694           218,511          11,518           205,511
  Class R2                                        39,226           724,819           8,385           149,704
  Class R3                                        29,585           549,177          44,189           809,232
  Class R4                                            --                --           2,781            50,000
  Class R5                                            --                --           2,780            50,000
  Class 529A                                       7,044           131,184           4,173            75,144
  Class 529B                                       1,519            27,095           1,599            27,649
  Class 529C                                       3,416            63,535           5,138            89,910
------------------------------------------------------------------------------------------------------------
                                              14,575,987      $283,134,349      16,375,284      $298,574,756

Shares issued in connection with
acquisition of MFS Managed
Sectors Fund

  Class A                                             --               $--       7,801,545      $143,704,457
  Class B                                             --                --       1,752,230        30,821,723
  Class C                                             --                --          51,143           901,145
  Class I                                             --                --         112,114         2,114,473
------------------------------------------------------------------------------------------------------------
                                                      --               $--       9,717,032      $177,541,798

Shares reacquired

  Class A                                     (9,985,755)    $(191,838,092)    (18,826,189)    $(339,752,339)
  Class B                                     (8,233,984)     (149,909,261)     (8,809,726)     (152,957,259)
  Class C                                     (1,504,250)      (27,523,677)     (2,536,107)      (43,995,123)
  Class I                                       (463,984)       (9,172,412)       (435,238)       (8,147,845)
  Class J (c)                                         --                --        (360,973)       (6,137,743)
  Class R                                        (89,429)       (1,705,603)        (98,637)       (1,804,140)
  Class R1                                        (2,748)          (49,551)           (112)           (2,057)
  Class R2                                        (4,590)          (80,306)           (942)          (17,054)
  Class R3                                       (16,005)         (305,472)        (18,704)         (347,920)
  Class 529A                                      (4,306)          (80,216)         (2,182)          (38,496)
  Class 529B                                        (693)          (12,635)         (2,154)          (37,584)
  Class 529C                                      (2,322)          (43,033)         (2,714)          (48,488)
------------------------------------------------------------------------------------------------------------
                                             (20,308,066)    $(380,720,258)    (31,093,678)    $(553,286,048)

Net change

  Class A                                     (5,607,761)    $(108,099,401)     (6,267,480)    $(110,111,989)
  Class B                                     (7,402,609)     (134,699,439)     (5,481,539)      (94,742,677)
  Class C                                     (1,244,189)      (22,747,093)     (2,151,016)      (37,295,092)
  Class I                                      8,525,024       168,044,818       9,100,200       168,262,090
  Class J (c)                                         --                --        (338,226)       (5,746,462)
  Class R                                        (64,364)       (1,227,902)         82,944         1,499,085
  Class R1                                         8,946           168,960          11,406           203,454
  Class R2                                        34,636           644,513           7,443           132,650
  Class R3                                        13,580           243,705          25,485           461,312
  Class R4                                            --                --           2,781            50,000
  Class R5                                            --                --           2,780            50,000
  Class 529A                                       2,738            50,968           1,991            36,648
  Class 529B                                         826            14,460            (555)           (9,935)
  Class 529C                                       1,094            20,502           2,424            41,422
------------------------------------------------------------------------------------------------------------
                                              (5,732,079)     $(97,585,909)     (5,001,362)     $(77,169,494)

(c) Class J shares closed on April 15, 2005.
(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund were the owners of record of approximately 14%, 2%, 22% and 13%, respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund and MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $10,726 and $236, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) ACQUISITIONS

At close of business on June 10, 2005, the fund acquired all of the assets and liabilities of MFS Managed Sectors Fund. The acquisition was accomplished by a tax-free exchange of 9,717,032 shares of the fund (valued at $177,541,798) for all of the assets and liabilities of MFS Managed Sectors Fund. MFS Managed Sectors Fund then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. MFS Managed Sectors fund's net assets on that date were $177,541,798, including $23,232,000 of unrealized appreciation, $538,133 of accumulated net investment loss, and $282,661,889 of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $1,626,560,058.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS Strategic Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Growth Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Growth Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                               ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       -----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts
    02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110


DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116


PORTFOLIO MANAGER
Eric B. Fischman

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 5th quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern about the ongoing substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and changes to the Fund's portfolio management team in 2004 and 2005, including the replacement of the primary portfolio manager in 2005. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that there is an advisory fee reduction in effect for the Fund through February 28, 2009 as part of MFS' settlement with the New York Attorney General concerning market timing and related matters. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the advisory fee reduction) was lower than the Lipper expense group median, and the total expense ratio was at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is not currently subject to any breakpoints. Taking into account the advisory fee reduction noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED

MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) VALUE FUND

LETTER FROM THE CEO                                            1
----------------------------------------------------------------
PORTFOLIO COMPOSITION                                          2
----------------------------------------------------------------
MANAGEMENT REVIEW                                              3
----------------------------------------------------------------
PERFORMANCE SUMMARY                                            5
----------------------------------------------------------------
EXPENSE TABLE                                                  8
----------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      10
----------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                           15
----------------------------------------------------------------
STATEMENT OF OPERATIONS                                       18
----------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                           20
----------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                          22
----------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                 36
----------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM       48
----------------------------------------------------------------
TRUSTEES AND OFFICERS                                         49
----------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                 55
----------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                         59
----------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                59
----------------------------------------------------------------
FEDERAL TAX INFORMATION                                       59
----------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                         60
----------------------------------------------------------------
CONTACT INFORMATION                                   BACK COVER
----------------------------------------------------------------

Fund objective: Seeks capital appreciation and reasonable income.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                       NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        EIF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.6%
              Cash & Other Net Assets                     1.4%

              TOP TEN HOLDINGS

              Bank of America Corp.                       4.7%
              ------------------------------------------------
              Altria Group, Inc.                          4.0%
              ------------------------------------------------
              Lockheed Martin Corp.                       3.3%
              ------------------------------------------------
              Citigroup, Inc.                             3.2%
              ------------------------------------------------
              Allstate Corp.                              3.2%
              ------------------------------------------------
              Goldman Sachs Group, Inc.                   3.0%
              ------------------------------------------------
              Metlife, Inc.                               2.9%
              ------------------------------------------------
              Johnson & Johnson                           2.8%
              ------------------------------------------------
              Exxon Mobil Corp.                           2.4%
              ------------------------------------------------
              TOTAL S.A., ADR                             2.4%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         31.3%
              ------------------------------------------------
              Energy                                     11.9%
              ------------------------------------------------
              Industrial Goods & Services                11.3%
              ------------------------------------------------
              Utilities & Communications                  9.3%
              ------------------------------------------------
              Health Care                                 8.2%
              ------------------------------------------------
              Consumer Staples                            8.1%
              ------------------------------------------------
              Basic Materials                             5.6%
              ------------------------------------------------
              Autos & Housing                             2.7%
              ------------------------------------------------
              Retailing                                   2.7%
              ------------------------------------------------
              Technology                                  2.6%
              ------------------------------------------------
              Transportation                              2.0%
              ------------------------------------------------
              Leisure                                     1.8%
              ------------------------------------------------
              Special Products & Services                 1.1%
              ------------------------------------------------

Percentages are based on net assets as of 8/31/06.
The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS Value Fund provided a return of 12.36%, at net asset value. In comparison, the fund's benchmark, the Russell 1000 Value Index, returned 13.96%.

DETRACTORS FROM PERFORMANCE

Stock selection within the utilities and communications sector detracted from relative results. Our holdings of Sprint Nextel were among the fund's top detractors for the period. In our opinion, the stock was down due to weaker-than-expected net new subscribers and worries regarding the quality of their subscriber base. The fund's holdings in wireless phone service provider Vodafone also held back relative performance. Not holding benchmark constituents Bellsouth and AT&T also detracted as both stocks performed strongly.

Sub-par stock selection in the energy sector was another area of relative weakness. Our holdings in French integrated oil company TOTAL SA detracted from results as the stock underperformed the fund's index.

Stock selection in the retailing sector was also disappointing. Overweighting weak-performing retailer Gap detracted from the fund's relative performance.

Other stocks that held back relative results included health care company Johnson & Johnson. We believe that Johnson & Johnson's share price was under pressure during the period due to concerns surrounding its pharmaceutical patent expirations and a maturation of the drug eluding stent business. Home improvement product maker Masco and our underweighted position in global financial services firm JP Morgan Chase* also hurt relative returns. Avoiding household products maker and benchmark constituent Proctor & Gamble also had a negative impact on relative performance.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the industrial goods and services sector was the primary driver of positive performance relative to the benchmark. Our positioning in defense contractor Lockheed Martin, which is not a benchmark constituent, was beneficial to performance as the company continued to report quarterly results that exceeded expectations and the stock outperformed the fund's index.

Underweighting the relatively weak leisure sector helped our performance versus the benchmark. Avoiding media company Time Warner* for a majority of the period was beneficial as the stock declined moderately.

Stock selection in the financial services sector also bolstered relative performance. Investment banking firm Goldman Sachs contributed significantly to relative returns. Throughout the year Goldman Sachs delivered earnings results that exceeded expectations and completed a substantial share repurchase program. Our holdings in Swiss investment management and banking firm UBS AG and diversified financial services firm PNC Bank were also top contributors.

Stocks in other sectors that contributed to performance included management consulting firm Accenture, which was up markedly over the period, and oilseeds, corn, and wheat producer Archer-Daniels Midland*. Elsewhere, agrochemical company Syngenta added to relative results as the stock was up over the period. Our overweighted position in tobacco giant Altria Group also helped, due to good quarterly earnings and favorable litigation results. Overweighting Merck also proved beneficial as the company reduced expenses and delivered solid quarterly results over the period.

Respectfully,

Nevin Chitkara                                        Steven Gorham
Portfolio Manager                                     Portfolio Manager

* Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report, as stated on the cover, and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                              MFS Value           Russell 1000
                           Fund - Class A         Value Index

             8/96             $ 9,425              $10,000
             8/97              13,011               13,954
             8/98              14,248               14,497
             8/99              17,760               18,857
             8/00              20,530               19,641
             8/01              21,184               19,421
             8/02              19,142               16,870
             8/03              20,333               18,832
             8/04              23,816               22,131
             8/05              27,474               25,861
             8/06              30,870               29,471

TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date      1-yr        5-yr        10-yr
-----------------------------------------------------------------------------
        A                 1/02/96              12.36%      7.82%       12.60%
-----------------------------------------------------------------------------
        B                11/04/97              11.66%      7.12%       11.96%
-----------------------------------------------------------------------------
        C                11/05/97              11.65%      7.12%       11.96%
-----------------------------------------------------------------------------
        I                 1/02/97              12.78%      8.19%       12.90%
-----------------------------------------------------------------------------
        W                 5/01/06              12.44%      7.84%       12.60%
-----------------------------------------------------------------------------
        R                12/31/02              12.22%      7.71%       12.54%
-----------------------------------------------------------------------------
       R1                 4/01/05              11.51%      7.59%       12.47%
-----------------------------------------------------------------------------
       R2                 4/01/05              11.96%      7.70%       12.53%
-----------------------------------------------------------------------------
       R3                10/31/03              12.03%      7.61%       12.48%
-----------------------------------------------------------------------------
       R4                 4/01/05              12.33%      7.81%       12.59%
-----------------------------------------------------------------------------
       R5                 4/01/05              12.64%      7.90%       12.64%
-----------------------------------------------------------------------------
      529A                7/31/02              12.11%      7.58%       12.47%
-----------------------------------------------------------------------------
      529B                7/31/02              11.39%      7.04%       12.19%
-----------------------------------------------------------------------------
      529C                7/31/02              11.39%      7.04%       12.19%
-----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
-----------------------------------------------------------------------------
Russell 1000 Value Index (f)                   13.96%      8.70%       11.41%
-----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
-----------------------------------------------------------------------------
        A                                       5.90%      6.55%       11.93%
With Initial Sales Charge (5.75%)
-----------------------------------------------------------------------------
        B                                       7.66%      6.82%       11.96%
With CDSC (Declining over six years
from 4% to 0%) (x)
-----------------------------------------------------------------------------
        C                                      10.65%      7.12%       11.96%
With CDSC (1% for 12 months) (x)
-----------------------------------------------------------------------------
      529A                                      5.66%      6.31%       11.81%
With Initial Sales Charge (5.75%)
-----------------------------------------------------------------------------
      529B                                      7.39%      6.73%       12.19%
With CDSC (Declining over six
years from 4% to 0%) (x)
-----------------------------------------------------------------------------
      529C                                     10.39%      7.04%       12.19%
With CDSC (1% for 12 months) (x)
-----------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 1000 Value Index - constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more. Class W shares are intended for purchase only through fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms and investment advisers, that have entered into an agreement with the fund's distributor to offer Class W shares to their wrap program clients. The use of Class W shares by a financial intermediary sponsor of a fee-based program will depend on, among other things, the structure of the particular fee-based wrap program. Class W shares may be purchased at net asset value without an initial sales charge or CDSC upon redemption.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    3/01/06-
Class                       Ratio      3/01/06        8/31/06         8/31/06
-------------------------------------------------------------------------------
        Actual              1.14%     $1,000.00      $1,054.10         $5.90
   A    ------------------------------------------------------------------------
        Hypothetical(h)     1.14%     $1,000.00      $1,019.46         $5.80
--------------------------------------------------------------------------------
        Actual              1.79%     $1,000.00      $1,050.90         $9.25
   B    ------------------------------------------------------------------------
        Hypothetical(h)     1.79%     $1,000.00      $1,016.18         $9.10
--------------------------------------------------------------------------------
        Actual              1.79%     $1,000.00      $1,050.60         $9.25
   C    ------------------------------------------------------------------------
        Hypothetical(h)     1.79%     $1,000.00      $1,016.18         $9.10
--------------------------------------------------------------------------------
        Actual              0.79%     $1,000.00      $1,056.10         $4.09
   I    ------------------------------------------------------------------------
        Hypothetical(h)     0.79%     $1,000.00      $1,021.22         $4.02
--------------------------------------------------------------------------------
        Actual              0.91%     $1,000.00      $1,010.50 (i)     $3.08 (i)
   W    ------------------------------------------------------------------------
        Hypothetical(h)     0.91%     $1,000.00      $1,013.78 (i)     $3.09 (i)
--------------------------------------------------------------------------------
        Actual              1.29%     $1,000.00      $1,053.30         $6.68
   R    ------------------------------------------------------------------------
        Hypothetical(h)     1.29%     $1,000.00      $1,018.70         $6.56
--------------------------------------------------------------------------------
        Actual              1.90%     $1,000.00      $1,049.80         $9.82
   R1   ------------------------------------------------------------------------
        Hypothetical(h)     1.90%     $1,000.00      $1,015.63         $9.65
--------------------------------------------------------------------------------
        Actual              1.55%     $1,000.00      $1,052.00         $8.02
   R2   ------------------------------------------------------------------------
        Hypothetical(h)     1.55%     $1,000.00      $1,017.39         $7.88
--------------------------------------------------------------------------------
        Actual              1.45%     $1,000.00      $1,052.30         $7.50
   R3   ------------------------------------------------------------------------
        Hypothetical(h)     1.45%     $1,000.00      $1,017.90         $7.38
--------------------------------------------------------------------------------
        Actual              1.21%     $1,000.00      $1,053.90         $6.26
   R4   ------------------------------------------------------------------------
        Hypothetical(h)     1.21%     $1,000.00      $1,019.11         $6.16
--------------------------------------------------------------------------------
        Actual              0.89%     $1,000.00      $1,055.30         $4.61
   R5   ------------------------------------------------------------------------
        Hypothetical(h)     0.89%     $1,000.00      $1,020.72         $4.53
--------------------------------------------------------------------------------
        Actual              1.39%     $1,000.00      $1,053.10         $7.19
  529A  ------------------------------------------------------------------------
        Hypothetical(h)     1.39%     $1,000.00      $1,018.20         $7.07
--------------------------------------------------------------------------------
        Actual              2.04%     $1,000.00      $1,049.40        $10.54
  529B  ------------------------------------------------------------------------
        Hypothetical(h)     2.04%     $1,000.00      $1,014.92        $10.36
--------------------------------------------------------------------------------
        Actual              2.04%     $1,000.00      $1,049.30        $10.54
  529C  ------------------------------------------------------------------------
        Hypothetical(h)     2.04%     $1,000.00      $1,014.92        $10.36
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(i) For the period from the class' inception May 1, 2006 through the stated period end.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.6%
------------------------------------------------------------------------------------------------------------
ISSUER                                                                     SHARES/PAR              VALUE ($)
------------------------------------------------------------------------------------------------------------
Aerospace - 7.3%
------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                       3,388,680        $   279,904,968
Northrop Grumman Corp.                                                      2,800,790            187,120,780
United Technologies Corp.                                                   2,322,200            145,625,162
                                                                                             ---------------
                                                                                             $   612,650,910
------------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.0%
------------------------------------------------------------------------------------------------------------
Diageo PLC                                                                  4,886,799        $    87,037,863
------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.1%
------------------------------------------------------------------------------------------------------------
NIKE, Inc., "B"                                                             1,097,860        $    88,663,174
------------------------------------------------------------------------------------------------------------
Automotive - 0.4%
------------------------------------------------------------------------------------------------------------
Johnson Controls, Inc. (l)                                                    479,440        $    34,486,119
------------------------------------------------------------------------------------------------------------
Broadcasting - 1.4%
------------------------------------------------------------------------------------------------------------
Viacom, Inc., "B" (n)                                                       1,827,051        $    66,321,951
Walt Disney Co. (l)                                                         1,053,280             31,229,752
WPP Group PLC                                                               1,770,660             21,586,751
                                                                                             ---------------
                                                                                             $   119,138,454
------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 5.6%
------------------------------------------------------------------------------------------------------------
Franklin Resources, Inc.                                                      408,540        $    40,204,421
Goldman Sachs Group, Inc.                                                   1,669,160            248,120,634
Lehman Brothers Holdings, Inc.                                                877,430             55,988,808
Mellon Financial Corp.                                                      1,979,150             73,683,755
Merrill Lynch & Co., Inc.                                                     668,620             49,163,629
                                                                                             ---------------
                                                                                             $   467,161,247
------------------------------------------------------------------------------------------------------------
Business Services - 1.1%
------------------------------------------------------------------------------------------------------------
Accenture Ltd., "A" (l)                                                     3,235,020        $    95,950,693
------------------------------------------------------------------------------------------------------------
Chemicals - 3.3%
------------------------------------------------------------------------------------------------------------
Dow Chemical Co.                                                            1,566,760        $    59,740,559
Nalco Holding Co. (n)                                                       1,016,120             18,909,993
PPG Industries, Inc.                                                        1,672,680            105,981,005
Syngenta AG                                                                   608,320             89,346,845
                                                                                             ---------------
                                                                                             $   273,978,402
------------------------------------------------------------------------------------------------------------
Computer Software - 1.1%
------------------------------------------------------------------------------------------------------------
Oracle Corp. (n)                                                            4,574,410        $    71,589,517
Symantec Corp. (n)                                                          1,242,280             23,156,099
                                                                                             ---------------
                                                                                             $    94,745,616
------------------------------------------------------------------------------------------------------------
Construction - 2.3%
------------------------------------------------------------------------------------------------------------
Masco Corp. (l)                                                             5,789,120        $   158,679,779
Sherwin-Williams Co. (l)                                                      712,060             36,770,778
                                                                                             ---------------
                                                                                             $   195,450,557
------------------------------------------------------------------------------------------------------------
Containers - 0.2%
------------------------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp. (l)(n)                                        1,490,870        $    16,981,009
------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.4%
------------------------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A" (l)                                               596,160        $    48,813,581
Tyco International Ltd.                                                       692,920             18,119,858
W.W. Grainger, Inc. (l)                                                       803,320             53,661,776
                                                                                             ---------------
                                                                                             $   120,595,215
------------------------------------------------------------------------------------------------------------
Electronics - 1.0%
------------------------------------------------------------------------------------------------------------
Analog Devices, Inc. (l)                                                      840,100        $    25,740,664
Intel Corp.                                                                 2,769,540             54,116,812
                                                                                             ---------------
                                                                                             $    79,857,476
------------------------------------------------------------------------------------------------------------
Energy - Independent - 2.2%
------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                  944,790        $    61,675,891
Devon Energy Corp.                                                          1,022,170             63,875,403
EOG Resources, Inc. (l)                                                       836,470             54,219,985
                                                                                             ---------------
                                                                                             $   179,771,279
------------------------------------------------------------------------------------------------------------
Energy - Integrated - 9.5%
------------------------------------------------------------------------------------------------------------
BP PLC, ADR (l)                                                             1,269,070        $    86,360,214
Chevron Corp.                                                               1,027,624             66,178,986
ConocoPhillips                                                              2,537,380            160,946,013
Exxon Mobil Corp.                                                           3,001,280            203,096,618
Hess Corp.                                                                  1,662,730             76,119,779
TOTAL S.A., ADR                                                             2,949,710            198,898,945
                                                                                             ---------------
                                                                                             $   791,600,555
------------------------------------------------------------------------------------------------------------
Food & Beverages - 3.1%
------------------------------------------------------------------------------------------------------------
Kellogg Co.                                                                 2,105,430        $   106,745,301
Nestle S.A. (l)                                                               206,070             70,892,569
PepsiCo, Inc. (l)                                                             663,826             43,334,561
Sara Lee Corp.                                                              2,299,850             38,246,506
                                                                                             ---------------
                                                                                             $   259,218,937
------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.7%
------------------------------------------------------------------------------------------------------------
Bowater, Inc. (l)                                                             565,690        $    12,858,134
International Paper Co. (l)                                                 1,378,720             47,938,094
                                                                                             ---------------
                                                                                             $    60,796,228
------------------------------------------------------------------------------------------------------------
General Merchandise - 0.5%
------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc. (l)                                       1,203,070        $    45,692,599
------------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 1.1%
------------------------------------------------------------------------------------------------------------
CIGNA Corp.                                                                   372,680        $    42,138,928
WellPoint, Inc. (n)                                                           669,670             51,839,155
                                                                                             ---------------
                                                                                             $    93,978,083
------------------------------------------------------------------------------------------------------------
Insurance - 8.9%
------------------------------------------------------------------------------------------------------------
AFLAC, Inc.                                                                   382,100        $    17,221,247
Allstate Corp.                                                              4,675,050            270,872,397
Chubb Corp.                                                                 1,053,020             52,819,483
Genworth Financial, Inc., "A"                                               2,240,810             77,151,088
Hartford Financial Services Group, Inc.                                       953,605             81,876,525
MetLife, Inc.                                                               4,430,480            243,809,314
                                                                                             ---------------
                                                                                             $   743,750,054
------------------------------------------------------------------------------------------------------------
Leisure & Toys - 0.4%
------------------------------------------------------------------------------------------------------------
Hasbro, Inc.                                                                1,457,390        $    29,585,017
------------------------------------------------------------------------------------------------------------
Machinery & Tools - 2.6%
------------------------------------------------------------------------------------------------------------
Deere & Co. (l)                                                             2,475,026        $   193,299,531
Finning International, Inc.                                                   276,730              9,952,911
Illinois Tool Works, Inc.                                                     370,240             16,253,536
                                                                                             ---------------
                                                                                             $   219,505,978
------------------------------------------------------------------------------------------------------------
Major Banks - 9.1%
------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                       7,588,555        $   390,582,926
Bank of New York Co., Inc.                                                  2,422,930             81,773,888
PNC Financial Services Group, Inc.                                          1,658,230            117,386,102
SunTrust Banks, Inc.                                                        2,272,250            173,599,900
                                                                                             ---------------
                                                                                             $   763,342,816
------------------------------------------------------------------------------------------------------------
Network & Telecom - 0.5%
------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (l)(n)                                                  1,925,870        $    42,349,881
------------------------------------------------------------------------------------------------------------
Oil Services - 0.2%
------------------------------------------------------------------------------------------------------------
Noble Corp.                                                                   221,980        $    14,515,272
------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 7.7%
------------------------------------------------------------------------------------------------------------
American Express Co.                                                        1,458,460        $    76,627,488
Citigroup, Inc.                                                             5,490,610            270,961,604
Fannie Mae                                                                  2,811,640            148,032,846
Freddie Mac                                                                   631,150             40,141,140
UBS AG (l)                                                                  1,950,281            110,409,714
                                                                                             ---------------
                                                                                             $   646,172,792
------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 7.1%
------------------------------------------------------------------------------------------------------------
Abbott Laboratories                                                         1,031,230        $    50,220,901
Eli Lilly & Co.                                                             1,184,540             66,251,322
Johnson & Johnson                                                           3,631,490            234,812,143
Merck & Co., Inc.                                                           3,177,280            128,838,704
Wyeth (l)                                                                   2,261,130            110,117,031
                                                                                             ---------------
                                                                                             $   590,240,101
------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 1.7%
------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                          1,418,990        $    95,001,381
Norfolk Southern Corp. (l)                                                  1,142,260             48,808,770
                                                                                             ---------------
                                                                                             $   143,810,151
------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.4%
------------------------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.                                                967,298        $    64,122,184
Praxair, Inc. (l)                                                             913,900             52,466,999
                                                                                             ---------------
                                                                                             $   116,589,183
------------------------------------------------------------------------------------------------------------
Specialty Stores - 1.1%
------------------------------------------------------------------------------------------------------------
Gap, Inc.                                                                   3,970,670        $    66,746,963
Home Depot, Inc.                                                              828,500             28,409,265
                                                                                             ---------------
                                                                                             $    95,156,228
------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.8%
------------------------------------------------------------------------------------------------------------
Vodafone Group PLC                                                         32,689,923        $    70,833,293
------------------------------------------------------------------------------------------------------------
Telephone Services - 2.8%
------------------------------------------------------------------------------------------------------------
Embarq Corp.                                                                  857,879        $    40,448,995
Sprint Nextel Corp.                                                         8,236,590            139,363,103
Verizon Communications, Inc.                                                1,448,480             50,957,526
                                                                                             ---------------
                                                                                             $   230,769,624
------------------------------------------------------------------------------------------------------------
Tobacco - 4.0%
------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                          4,025,180        $   336,223,285
------------------------------------------------------------------------------------------------------------
Trucking - 0.3%
------------------------------------------------------------------------------------------------------------
Con-way, Inc. (l)                                                             142,160        $     6,802,356
United Parcel Service, Inc., "B" (l)                                          259,650             18,188,483
                                                                                             ---------------
                                                                                             $    24,990,839
------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 5.7%
------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc. (l)                                                2,328,680        $   186,038,245
Entergy Corp.                                                                 434,050             33,703,983
Exelon Corp.                                                                  510,540             31,132,729
FPL Group, Inc. (l)                                                         2,699,110            119,975,440
PPL Corp. (l)                                                                 837,310             29,280,731
Public Service Enterprise Group, Inc.                                         345,020             24,158,300
TXU Corp.                                                                     799,610             52,942,178
                                                                                             ---------------
                                                                                             $   477,231,606
------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $6,493,316,300)                                        $ 8,262,820,536
------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 1.2%
------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                           100,915,456        $   100,915,456
------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 1.4%
------------------------------------------------------------------------------------------------------------
Merrill Lynch, 5.25%, dated 8/31/06, total to be received
$114,192,746 (secured by U.S. Treasury and Federal Agency
obligations and Mortgage Backed Securities in a jointly
traded account), at Cost                                                $ 114,176,000        $   114,176,000
------------------------------------------------------------------------------------------------------------
Short-term Obligations - 0.5%
------------------------------------------------------------------------------------------------------------
CRC Funding LLC, 5.26%, due 9/01/06 (t)(y)                              $  39,567,000        $    39,567,000
------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $6,747,974,756)                                          $ 8,517,478,992
------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (1.7)%                                                         (141,796,941)
------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                          $ 8,375,682,051
------------------------------------------------------------------------------------------------------------
(l) All or a portion of this security is on loan.
(n) Non-income producing security.
(t) Security exempt from registration with the U.S. Securities and Exchange Commission under Section 4(2) of the Securities Act of 1933.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR American Depository Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $98,600,103 of securities
on loan (identified cost, $6,747,974,756)                        $8,517,478,992
Cash                                                                         85
Receivable for investments sold                                      37,473,277
Receivable for fund shares sold                                      13,202,023
Interest and dividends receivable                                    23,568,019
Other assets                                                             35,623
-------------------------------------------------------------------------------------------------------
Total assets                                                                             $8,591,758,019
-------------------------------------------------------------------------------------------------------

LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                   $96,692,889
Payable for fund shares reacquired                                   16,715,765
Collateral for securities loaned, at value                          100,915,456
Payable to affiliates
  Management fee                                                        272,646
  Shareholder servicing costs                                           661,168
  Distribution and service fees                                         209,795
  Administrative services fee                                             3,356
  Program manager fees                                                       84
  Retirement plan administration and services fees                        1,091
Payable for independent trustees' compensation                           10,557
Accrued expenses and other liabilities                                  593,161
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $216,075,968
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $8,375,682,051
-------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $6,381,614,684
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies       1,769,510,426
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       190,777,980
Undistributed net investment income                                  33,778,961
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $8,375,682,051
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   332,709,320
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $4,929,524,706
  Shares outstanding                                                195,595,060
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $25.20
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per
  share)                                                                                         $26.74
-------------------------------------------------------------------------------------------------------

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $1,139,651,203
  Shares outstanding                                                 45,514,252
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $25.04
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $881,538,386
  Shares outstanding                                                 35,246,365
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $25.01
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $1,162,665,270
  Shares outstanding                                                 45,925,427
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.32
-------------------------------------------------------------------------------------------------------

Class W shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $8,952,011
  Shares outstanding                                                    355,223
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.20
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $101,162,207
  Shares outstanding                                                  4,022,695
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.15
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $4,639,476
  Shares outstanding                                                    186,087
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $24.93
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $4,520,321
  Shares outstanding                                                    180,611
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.03
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $30,000,772
  Shares outstanding                                                  1,196,497
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.07
-------------------------------------------------------------------------------------------------------

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $46,731,456
  Shares outstanding                                                  1,856,349
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.17
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $60,124,327
  Shares outstanding                                                  2,383,934
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                          $25.22
-------------------------------------------------------------------------------------------------------

Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $3,947,300
  Shares outstanding                                                    157,342
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $25.09
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per
  share)                                                                                         $26.62
-------------------------------------------------------------------------------------------------------

Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $946,021
  Shares outstanding                                                     38,041
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $24.87
-------------------------------------------------------------------------------------------------------

Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,278,595
  Shares outstanding                                                     51,437
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $24.86
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements
STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                         $199,375,915
  Interest                                                             5,456,846
  Foreign taxes withheld                                              (1,317,642)
------------------------------------------------------------------------------------------------------
Total investment income                                                                   $203,515,119
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $47,845,272
  Distribution and service fees                                       37,839,914
  Program manager fees                                                    13,439
  Shareholder servicing costs                                         14,038,501
  Administrative services fee                                            481,313
  Retirement plan administration and services fees                       128,097
  Independent trustees' compensation                                     107,799
  Custodian fee                                                        1,107,614
  Shareholder communications                                             620,100
  Auditing fees                                                           44,872
  Legal fees                                                             147,420
  Miscellaneous                                                          637,818
------------------------------------------------------------------------------------------------------
Total expenses                                                                            $103,012,159
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (592,919)
  Reduction of expenses by investment adviser                           (302,287)
------------------------------------------------------------------------------------------------------
Net expenses                                                                              $102,116,953
------------------------------------------------------------------------------------------------------
Net investment income                                                                     $101,398,166
------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                           $303,516,978
  Foreign currency transactions                                          122,565
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign currency
transactions                                                                              $303,639,543
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                       $521,307,044
  Translation of assets and liabilities in foreign currencies              8,773
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and
foreign currency translation                                                              $521,315,817
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
and foreign currency                                                                      $824,955,360
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $926,353,526
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            YEARS ENDED 8/31
                                                                 --------------------------------------
                                                                        2006                       2005

CHANGE IN NET ASSETS

FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                           $101,398,166                $75,352,542
Net realized gain (loss) on investments and foreign
currency transactions                                            303,639,543                375,822,875
Net unrealized gain (loss) on investments and foreign
currency translation                                             521,315,817                503,440,230
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                            $926,353,526               $954,615,647
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                       $(56,268,368)              $(46,363,055)
  Class B                                                         (6,779,390)                (7,662,195)
  Class C                                                         (4,984,908)                (5,049,720)
  Class I                                                        (15,180,640)               (10,452,013)
  Class W                                                               (388)                        --
  Class R                                                         (1,084,796)                  (695,925)
  Class R1                                                           (14,051)                      (235)
  Class R2                                                           (12,119)                       (89)
  Class R3                                                          (160,191)                   (25,014)
  Class R4                                                          (168,024)                      (145)
  Class R5                                                          (571,771)                      (180)
  Class 529A                                                         (32,149)                   (21,518)
  Class 529B                                                          (2,874)                    (2,457)
  Class 529C                                                          (4,307)                    (3,600)

Statements of Changes in Net Assets - continued

                                                                            YEARS ENDED 8/31
                                                                 --------------------------------------
                                                                        2006                       2005

DISTRIBUTIONS DECLARED TO SHAREHOLDERS - CONTINUED
-------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
  Class A                                                       (217,446,760)                        --
  Class B                                                        (58,304,573)                        --
  Class C                                                        (41,125,028)                        --
  Class I                                                        (44,433,140)                        --
  Class R                                                         (5,057,671)                        --
  Class R1                                                           (65,732)                        --
  Class R2                                                           (32,165)                        --
  Class R3                                                          (644,654)                        --
  Class R4                                                          (108,618)                        --
  Class R5                                                        (2,214,112)                        --
  Class 529A                                                        (147,960)                        --
  Class 529B                                                         (34,246)                        --
  Class 529C                                                         (54,564)                        --
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                   $(454,933,199)              $(70,276,146)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $224,602,050               $662,205,274
-------------------------------------------------------------------------------------------------------
Redemption fees                                                          $--                    $15,186
-------------------------------------------------------------------------------------------------------
Total change in net assets                                      $696,022,377             $1,546,559,961
-------------------------------------------------------------------------------------------------------

NET ASSETS:
-------------------------------------------------------------------------------------------------------
At beginning of period                                         7,679,659,674              6,133,099,713
At end of period (including undistributed net investment
income of $33,778,961 and $17,522,206, respectively)          $8,375,682,051             $7,679,659,674
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                YEARS ENDED 8/31
                                     ------------------------------------------------------------------------------------
                                             2006              2005              2004              2003              2002

Net asset value, beginning
of period                                  $23.81            $20.88            $18.03            $17.21            $19.28
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                 $0.34             $0.28             $0.23             $0.24             $0.20
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                   2.48              2.91              2.84              0.81             (2.05)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations            $2.82             $3.19             $3.07             $1.05            $(1.85)
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
  From net investment income               $(0.29)           $(0.26)           $(0.22)           $(0.23)           $(0.15)
  From net realized gain on
  investments and foreign currency
  transactions                              (1.14)               --                --                --             (0.07)
-------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                               $(1.43)           $(0.26)           $(0.22)           $(0.23)           $(0.22)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $25.20            $23.81            $20.88            $18.03            $17.21
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                  12.36             15.36             17.13(b)           6.22             (9.64)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions(f)        1.17              1.16              1.18              1.20              1.25
Expenses after expense reductions(f)         1.16              1.16              1.18               N/A               N/A
Net investment income                        1.40              1.23              1.14              1.41              1.05
Portfolio turnover                             26                24                42                55                48
Net assets at end of period
(000 Omitted)                          $4,929,525        $4,554,484        $3,527,854        $3,039,085        $1,820,568
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                YEARS ENDED 8/31
                                     ------------------------------------------------------------------------------------
                                             2006              2005              2004              2003              2002

Net asset value, beginning
of period                                  $23.66            $20.77            $17.94            $17.13            $19.19
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                 $0.17             $0.13             $0.10             $0.12             $0.07
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                   2.49              2.90              2.83              0.81             (2.02)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations            $2.66             $3.03             $2.93             $0.93            $(1.95)
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
  From net investment income               $(0.14)           $(0.14)           $(0.10)           $(0.12)           $(0.04)
  From net realized gain on
  investments and foreign currency
  transactions                              (1.14)               --                --                --             (0.07)
-------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                               $(1.28)           $(0.14)           $(0.10)           $(0.12)           $(0.11)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $25.04            $23.66            $20.77            $17.94            $17.13
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                  11.66             14.61             16.35(b)           5.50            (10.20)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions(f)        1.82              1.81              1.82              1.85              1.90
Expenses after expense reductions(f)         1.81              1.81              1.82               N/A               N/A
Net investment income                        0.72              0.58              0.49              0.76              0.40
Portfolio turnover                             26                24                42                55                48
Net assets at end of period
(000 Omitted)                          $1,139,651        $1,262,029        $1,199,074        $1,069,389          $923,330
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                   YEARS ENDED 8/31
                                           -------------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002

Net asset value, beginning of period            $23.64           $20.75           $17.93           $17.12           $19.18
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                      $0.18            $0.13            $0.10            $0.12            $0.07
  Net realized and unrealized gain (loss)
  on investments and foreign currency             2.47             2.90             2.82             0.81            (2.02)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $2.65            $3.03            $2.92            $0.93           $(1.95)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                    $(0.14)          $(0.14)          $(0.10)          $(0.12)          $(0.04)
  From net realized gain on investments
  and foreign currency transactions              (1.14)              --               --               --            (0.07)
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                    $(1.28)          $(0.14)          $(0.10)          $(0.12)          $(0.11)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $25.01           $23.64           $20.75           $17.93           $17.12
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       11.65            14.63            16.32(b)          5.52           (10.21)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.82             1.81             1.82             1.85             1.90
Expenses after expense reductions (f)             1.81             1.81             1.82              N/A              N/A
Net investment income                             0.74             0.58             0.49             0.76             0.40
Portfolio turnover                                  26               24               42               55               48
Net assets at end of period (000 Omitted)     $881,538         $863,486         $761,669         $648,318         $473,537
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                   YEARS ENDED 8/31
                                           -------------------------------------------------------------------------------
                                                   2006             2005             2004             2003            2002

Net asset value, beginning of period             $23.91           $20.95           $18.10           $17.27          $19.35
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                       $0.43            $0.37            $0.30            $0.30           $0.27
  Net realized and unrealized gain (loss)
  on investments and foreign currency              2.49             2.91             2.84             0.82           (2.06)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  $2.92            $3.28            $3.14            $1.12          $(1.79)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                     $(0.37)          $(0.32)          $(0.29)          $(0.29)         $(0.22)
  From net realized gain on investments
  and foreign currency transactions               (1.14)              --               --               --           (0.07)
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                     $(1.51)          $(0.32)          $(0.29)          $(0.29)         $(0.29)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $25.32           $23.91           $20.95           $18.10          $17.27
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                           12.78            15.78            17.47(b)          6.61           (9.35)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)             0.82             0.81             0.83             0.85            0.90
Expenses after expense reductions (f)              0.81             0.81             0.83              N/A             N/A
Net investment income                              1.77             1.59             1.50             1.76            1.40
Portfolio turnover                                   26               24               42               55              48
Net assets at end of period (000 Omitted)    $1,162,665         $899,654         $593,364         $296,961         $76,932
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS W                                                                             YEAR ENDED 8/31
                                                                                    ---------------
                                                                                        2006(i)

Net asset value, beginning of period                                                     $25.04
---------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment income (d)                                                               $0.24
  Net realized and unrealized gain (loss) on investments and foreign currency              0.02(g)
---------------------------------------------------------------------------------------------------
Total from investment operations                                                          $0.26
---------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------
  From net investment income                                                             $(0.10)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                                           $25.20
---------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                    1.05(n)
---------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                     0.92(a)
Expenses after expense reductions (f)                                                      0.91(a)
Net investment income                                                                      3.32(a)
Portfolio turnover                                                                           26
Net assets at end of period (000 Omitted)                                                $8,952
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                           YEARS ENDED 8/31
                                                           --------------------------------------------------------------
                                                                   2006              2005            2004         2003(i)

Net asset value, beginning of period                             $23.76            $20.84          $18.01          $16.53
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                       $0.30             $0.25           $0.21           $0.15
  Net realized and unrealized gain (loss) on
  investments and foreign currency                                 2.49              2.90            2.82            1.45
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $2.79             $3.15           $3.03           $1.60
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
  From net investment income                                     $(0.26)           $(0.23)         $(0.20)         $(0.12)
  From net realized gain on investments and
  foreign currency transactions                                   (1.14)               --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(1.40)           $(0.23)         $(0.20)         $(0.12)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $25.15            $23.76          $20.84          $18.01
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                           12.22             15.21           16.92(b)         9.76(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.31              1.31            1.33            1.42(a)
Expenses after expense reductions (f)                              1.31              1.31            1.33             N/A
Net investment income                                              1.24              1.10            1.02            1.26(a)
Portfolio turnover                                                   26                24              42              55
Net assets at end of period (000 Omitted)                      $101,162           $85,302         $47,970         $14,583
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $23.63              $23.17
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.22               $0.09
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                                   2.39                0.42(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $2.61               $0.51
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.17)             $(0.05)
  From net realized gain on investments and foreign currency transactions           (1.14)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.31)             $(0.05)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $24.93              $23.63
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             11.51                2.21(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.02                2.04(a)
Expenses after expense reductions (f)                                                1.92                2.04(a)
Net investment income                                                                0.93                0.89(a)
Portfolio turnover                                                                     26                  24
Net assets at end of period (000 Omitted)                                          $4,639                $574
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $23.67              $23.17
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.30               $0.11
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           2.42                0.43(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $2.72               $0.54
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.22)             $(0.04)
  From net realized gain on investments and foreign currency transactions           (1.14)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.36)             $(0.04)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $25.03              $23.67
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             11.96                2.34(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.71                1.73(a)
Expenses after expense reductions (f)                                                1.57                1.73(a)
Net investment income                                                                1.33                1.49(a)
Portfolio turnover                                                                     26                  24
Net assets at end of period (000 Omitted)                                          $4,520                $732
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                                      -----------------------------------------------
                                                                             2006              2005           2004(i)

Net asset value, beginning of period                                       $23.71            $20.84            $18.73
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                 $0.31             $0.21             $0.11
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                           2.43              2.88              2.12
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            $2.74             $3.09             $2.23
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                                               $(0.24)           $(0.22)           $(0.12)
  From net realized gain on investments and foreign currency
  transactions                                                              (1.14)               --                --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                               $(1.38)           $(0.22)           $(0.12)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $25.07            $23.71            $20.84
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                     12.03             14.91             11.93(b)(n)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                       1.56              1.57              1.59(a)
Expenses after expense reductions (f)                                        1.47              1.57              1.59(a)
Net investment income                                                        1.27              0.93              0.80(a)
Portfolio turnover                                                             26                24                42
Net assets at end of period (000 Omitted)                                 $30,001            $8,316              $414
---------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $23.81              $23.29
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.42               $0.15
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           2.39                0.44(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $2.81               $0.59
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.31)             $(0.07)
  From net realized gain on investments and foreign currency transactions           (1.14)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.45)             $(0.07)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $25.17              $23.81
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             12.33                2.53(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.22                1.23(a)
Expenses after expense reductions (f)                                                1.22                1.23(a)
Net investment income                                                                1.80                1.94(a)
Portfolio turnover                                                                     26                  24
Net assets at end of period (000 Omitted)                                         $46,731                $400
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R5                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $23.83              $23.29
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.45               $0.15
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           2.43                0.47(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $2.88               $0.62
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.35)             $(0.08)
  From net realized gain on investments and foreign currency transactions           (1.14)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.49)             $(0.08)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $25.22              $23.83
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             12.64                2.68(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               0.92                0.92(a)
Expenses after expense reductions (f)                                                0.91                0.92(a)
Net investment income                                                                1.80                1.57(a)
Portfolio turnover                                                                     26                  24
Net assets at end of period (000 Omitted)                                         $60,124                 $51
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                   YEARS ENDED 8/31

                                                 -------------------------------------------------------------------------
                                                      2006           2005           2004             2003          2002(i)

Net asset value, beginning of period                $23.71         $20.80         $18.00           $17.21           $16.84
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.28          $0.23          $0.18            $0.20            $0.03
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    2.48           2.90           2.80             0.81             0.34
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $2.76          $3.13          $2.98            $1.01            $0.37
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.24)        $(0.22)        $(0.18)          $(0.22)             $--
  From net realized gain on investments and
  foreign currency transactions                      (1.14)            --             --               --               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.38)        $(0.22)        $(0.18)          $(0.22)             $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $25.09         $23.71         $20.80           $18.00           $17.21
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           12.11          15.09          16.63(b)          5.98             2.20(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.42           1.41           1.43             1.48             1.50(a)
Expenses after expense reductions (f)                 1.41           1.41           1.43              N/A              N/A
Net investment income                                 1.18           0.99           0.91             1.20             2.23(a)
Portfolio turnover                                      26             24             42               55               48
Net assets at end of period (000 Omitted)           $3,947         $2,914         $1,673             $806              $10
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                   YEARS ENDED 8/31
                                                 -------------------------------------------------------------------------
                                                      2006           2005           2004             2003          2002(i)

Net asset value, beginning of period                $23.52         $20.67         $17.87           $17.12           $16.76
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.13          $0.08          $0.05            $0.09            $0.02
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    2.45           2.87           2.81             0.80             0.34
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $2.58          $2.95          $2.86            $0.89            $0.36
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.09)        $(0.10)        $(0.06)          $(0.14)             $--
  From net realized gain on investments and
  foreign currency transactions                      (1.14)            --             --               --               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.23)        $(0.10)        $(0.06)          $(0.14)             $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $24.87         $23.52         $20.67           $17.87           $17.12
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           11.39          14.32          16.03(b)          5.29             2.15(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.06           2.06           2.07             2.13             2.15(a)
Expenses after expense reductions (f)                 2.06           2.06           2.07              N/A              N/A
Net investment income                                 0.53           0.34           0.27             0.52             1.33(a)
Portfolio turnover                                      26             24             42               55               48
Net assets at end of period (000 Omitted)             $946           $655           $439             $181               $6
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                   YEARS ENDED 8/31
                                                 -------------------------------------------------------------------------
                                                      2006           2005           2004             2003          2002(i)
Net asset value, beginning of period                $23.51         $20.66         $17.86           $17.11           $16.75
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.12          $0.08          $0.05            $0.09            $0.02
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    2.46           2.87           2.81             0.80             0.34
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $2.58          $2.95          $2.86            $0.89            $0.36
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.09)        $(0.10)        $(0.06)          $(0.14)             $--
  From net realized gain on investments and
  foreign currency transactions                      (1.14)            --             --               --               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.23)        $(0.10)        $(0.06)          $(0.14)             $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $24.86         $23.51         $20.66           $17.86           $17.11
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           11.39          14.32          16.03(b)          5.31             2.15(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.06           2.06           2.07             2.13             2.15(a)
Expenses after expense reductions (f)                 2.06           2.06           2.07              N/A              N/A
Net investment income                                 0.51           0.36           0.26             0.55             1.75(a)
Portfolio turnover                                      26             24             42               55               48
Net assets at end of period (000 Omitted)           $1,279         $1,062           $643             $352              $21
--------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C),
    October 31, 2003 (Class R3), April 1, 2005 (Classes R1, R2, R4, and R5) and May 1, 2006 (Class W) through the stated
    period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Value Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $585,027 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $7,892 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and redemptions in-kind.

The tax character of distributions declared to shareholders is as follows:

                                                         8/31/06         8/31/05

Ordinary income (including any short-term
  capital gains)                                     $90,625,348     $70,276,146
Long-term capital gain                               364,307,851              --
--------------------------------------------------------------------------------
Total distributions                                 $454,933,199     $70,276,146

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                           $6,766,419,187
          ------------------------------------------------------------
          Gross appreciation                            $1,931,616,823
          Gross depreciation                              (180,557,018)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)    $1,751,059,805
          Undistributed ordinary income                     41,676,548
          Undistributed long-term capital gain             201,335,214
          Other temporary differences                           (4,200)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.55% of average daily net assets in excess of $7.5 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. This management fee reduction amounted to $237,106, which is shown as a reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.60% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $351,536 and $4,067 for the year ended August 31, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%         $16,424,010
Class B                             0.75%              0.25%              1.00%             1.00%          12,008,803
Class C                             0.75%              0.25%              1.00%             1.00%           8,699,575
Class W                             0.10%                 --              0.10%             0.10%                 885
Class R                             0.25%              0.25%              0.50%             0.50%             525,280
Class R1                            0.50%              0.25%              0.75%             0.75%              16,820
Class R2                            0.25%              0.25%              0.50%             0.50%               8,184
Class R3                            0.25%              0.25%              0.50%             0.50%              87,782
Class R4                               --              0.25%              0.25%             0.25%              36,852
Class 529A                          0.25%              0.25%              0.50%             0.35%              11,862
Class 529B                          0.75%              0.25%              1.00%             1.00%               8,005
Class 529C                          0.75%              0.25%              1.00%             1.00%              11,856
---------------------------------------------------------------------------------------------------------------------
Total distribution and service fees                                                                       $37,839,914

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% the of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT
              Class A                                    $44,814
              Class B                                 $1,853,454
              Class C                                    $71,267
              Class 529B                                     $19
              Class 529C                                      $6

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2006, were as follows:

                                                          AMOUNT
              Class 529A                                  $8,474
              Class 529B                                   2,001
              Class 529C                                   2,964
              --------------------------------------------------
              Total Program Manager Fees                 $13,439

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $7,779,550, which equated to 0.0975% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $1,412,511. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0060% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                            ANNUAL
                                                         EFFECTIVE         TOTAL
                                           FEE RATE        RATE(g)        AMOUNT

Class R1                                      0.45%          0.35%       $10,061
Class R2                                      0.40%          0.25%         6,546
Class R3                                      0.25%          0.15%        43,891
Class R4                                      0.15%          0.15%        22,111
Class R5                                      0.10%          0.10%        45,488
--------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                  $128,097

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $21,340 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $1,325. This amount is included in Independent trustees' compensation for the year ended August 31, 2006. The deferred liability for retirement benefits payable to certain retired Trustees amounted to $10,557 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $52,613. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $43,841, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $2,018,887,478 and $2,084,433,780, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                  YEAR ENDED                          YEAR ENDED
                                                 8/31/06 (i)                         8/31/05 (i)
                                          SHARES            AMOUNT            SHARES            AMOUNT
Shares sold
  Class A                                60,803,749      $1,470,033,391      67,622,518      $1,551,532,325
  Class B                                 4,311,711         103,369,845       7,612,220         172,399,903
  Class C                                 5,194,373         124,008,983       6,816,382         154,637,648
  Class I                                 9,361,214         225,782,424      10,315,188         235,628,710
  Class W                                   355,829           8,707,026              --                  --
  Class R                                 2,171,753          51,431,346       2,089,842          47,454,343
  Class R1                                  219,186           5,288,225          24,912             587,129
  Class R2                                  192,249           4,708,059          31,006             733,871
  Class R3                                1,329,770          31,972,342         427,084           9,909,445
  Class R4                                2,221,181          53,759,704          16,787             398,880
  Class R5                                2,712,139          63,685,240           2,147              50,000
  Class 529A                                 36,431             876,014          59,455           1,361,336
  Class 529B                                  9,630             228,856           8,352             188,972
  Class 529C                                  8,588             204,251          16,465             377,276
------------------------------------------------------------------------------------------------------------
                                         88,927,803      $2,144,055,706      95,042,358      $2,175,259,838

Shares issued to shareholders in
reinvestment of distributions
  Class A                                 9,462,744        $221,685,921       1,675,437         $37,750,899
  Class B                                 2,278,450          53,009,523         274,776           6,154,187
  Class C                                 1,259,073          29,257,616         143,635           3,216,693
  Class I                                 2,428,532          57,190,569         445,520          10,091,634
  Class W                                        16                 388              --                  --
  Class R                                   246,252           5,756,203          28,217             638,219
  Class R1                                    3,439              79,783              10                 235
  Class R2                                    1,901              44,284               4                  89
  Class R3                                   34,444             803,843           1,089              25,006
  Class R4                                   11,675             276,619               6                 145
  Class R5                                      138               3,249               7                 180
  Class 529A                                  7,720             180,072             951              21,439
  Class 529B                                  1,606              37,120             110               2,457
  Class 529C                                  2,549              58,871             161               3,597
------------------------------------------------------------------------------------------------------------
                                         15,738,539        $368,384,061       2,569,923         $57,904,780

Shares reacquired
  Class A                               (65,973,843)    $(1,589,756,950)    (46,979,425)    $(1,074,415,928)
  Class B                               (14,415,374)       (346,071,665)    (12,281,886)       (279,614,054)
  Class C                                (7,736,571)       (185,371,128)     (7,135,699)       (161,831,639)
  Class I                                (3,495,733)        (85,149,119)     (1,453,062)        (33,305,489)
  Class W                                     (622)            (15,405)             --                  --
  Class R                                (1,985,641)        (48,501,782)       (829,372)        (19,020,335)
  Class R1                                  (60,823)         (1,476,315)           (637)            (15,038)
  Class R2                                  (44,464)         (1,089,173)            (85)             (1,994)
  Class R3                                 (518,447)        (12,427,593)        (97,308)         (2,238,363)
  Class R4                                 (393,300)         (9,578,895)             --                  --
  Class R5                                 (330,497)         (8,024,795)             --                  --
  Class 529A                                 (9,716)           (232,975)        (17,903)           (414,122)
  Class 529B                                 (1,056)            (25,650)         (1,826)            (43,149)
  Class 529C                                 (4,854)           (116,272)         (2,618)            (59,233)
------------------------------------------------------------------------------------------------------------
                                        (94,970,941)    $(2,287,837,717)    (68,799,821)    $(1,570,959,344)

Net change
  Class A                                 4,292,650        $101,962,362      22,318,530        $514,867,296
  Class B                                (7,825,213)       (189,692,297)     (4,394,890)       (101,059,964)
  Class C                                (1,283,125)        (32,104,529)       (175,682)         (3,977,298)
  Class I                                 8,294,013         197,823,874       9,307,646         212,414,855
  Class W                                   355,223           8,692,009              --                  --
  Class R                                   432,364           8,685,767       1,288,687          29,072,227
  Class R1                                  161,802           3,891,693          24,285             572,326
  Class R2                                  149,686           3,663,170          30,925             731,966
  Class R3                                  845,767          20,348,592         330,865           7,696,088
  Class R4                                1,839,556          44,457,428          16,793             399,025
  Class R5                                2,381,780          55,663,694           2,154              50,180
  Class 529A                                 34,435             823,111          42,503             968,653
  Class 529B                                 10,180             240,326           6,636             148,280
  Class 529C                                  6,283             146,850          14,008             321,640
------------------------------------------------------------------------------------------------------------
                                          9,695,401        $224,602,050      28,812,460        $662,205,274

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5), and May 1, 2006
    (Class W) through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, MFS Growth Allocation Fund, MFS Conservative Allocation Fund, and MFS Aggressive Growth Allocation Fund were the owners of record of approximately 4%, 4%, 1% and 2% respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and MFS Lifetime 2040 Fund were all the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $50,317 and $1,635, respectively, and are included in miscellaneous expense on the Statement of Operations.

(7) REDEMPTION IN-KIND

On January 3, 2006 and March 20, 2006, the fund paid redemption proceeds by a distribution in-kind of portfolio securities that were valued at $8,016,656 and $15,129,983, respectively. The redeeming shareholders received a pro rata share of each of the securities held by the fund. The distribution of such securities generated realized gains of $2,435,994 and $5,084,784, respectively, for the fund. The fund is not required to recognize gains and losses generated from distributions in-kind.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and
Shareholders of MFS Value Fund:

We have audited the accompanying statement of assets and liabilities of MFS Value Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Value Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                  ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------

INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110

DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGERS
Nevin Chitkara
Steven Gorham

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 2nd quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee on assets over $7.5 billion, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate was approximately at the Lipper expense group median, and the Fund's total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to the breakpoint described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $388,547,450 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100.00% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED
MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) NEW DISCOVERY FUND

LETTER FROM THE CEO                                              1
------------------------------------------------------------------
PORTFOLIO COMPOSITION                                            2
------------------------------------------------------------------
MANAGEMENT REVIEW                                                3
------------------------------------------------------------------
PERFORMANCE SUMMARY                                              5
------------------------------------------------------------------
EXPENSE TABLE                                                    8
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                        10
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                             15
------------------------------------------------------------------
STATEMENT OF OPERATIONS                                         18
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                             20
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                            21
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                   30
------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM         41
------------------------------------------------------------------
TRUSTEES AND OFFICERS                                           42
------------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                   48
------------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                           53
------------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                  53
------------------------------------------------------------------
FEDERAL TAX INFORMATION                                         53
------------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                           54
------------------------------------------------------------------
CONTACT INFORMATION                                     BACK COVER
------------------------------------------------------------------

Fund objective: Seeks to provide capital appreciation.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                       NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        NDF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.5%
              Cash & Other Net Assets                     0.5%

              TOP TEN HOLDINGS

              NICE Systems Ltd., ADR                      3.1%
              ------------------------------------------------
              Millipore Corp.                             2.5%
              ------------------------------------------------
              Aspect Medical Systems, Inc.                2.1%
              ------------------------------------------------
              Thoratec Corp.                              2.0%
              ------------------------------------------------
              Conceptus, Inc.                             1.9%
              ------------------------------------------------
              MSC Industrial Direct Co., Inc., "A"        1.8%
              ------------------------------------------------
              Medicis Pharmaceutical Corp., "A"           1.8%
              ------------------------------------------------
              Nuance Communications, Inc.                 1.8%
              ------------------------------------------------
              Cyberonics, Inc.                            1.8%
              ------------------------------------------------
              Texas Roadhouse, Inc., "A"                  1.7%
              ------------------------------------------------

              EQUITY SECTORS

              Health Care                                24.2%
              ------------------------------------------------
              Technology                                 18.9%
              ------------------------------------------------
              Special Products  & Services               12.5%
              ------------------------------------------------
              Leisure                                    11.5%
              ------------------------------------------------
              Retailing                                  10.4%
              ------------------------------------------------
              Financial Services                          5.5%
              ------------------------------------------------
              Industrial Goods & Services                 5.3%
              ------------------------------------------------
              Energy                                      5.1%
              ------------------------------------------------
              Basic Materials                             2.3%
              ------------------------------------------------
              Consumer Staples                            2.1%
              ------------------------------------------------
              Utilities & Communications                  1.7%
              ------------------------------------------------

Percentages are based on net assets as of 8/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS New Discovery Fund provided a total return of 0.65%, at net asset value. This compares with a return of 6.00% for the fund's benchmark, the Russell 2000 Growth Index.

DETRACTORS FROM PERFORMANCE

Stock selection and, to a lesser extent, our overweighted position in the weak-performing retailing sector detracted from relative performance. Our holdings in lifestyle merchandising company Urban Outfitters (not an index constituent) was among the fund's top detractors over the period. Urban Outfitters' decreasing margins as a result of inventory overhang and additional markdowns to clear seasonal inventories, along with falling same-store sales, weighed on its stock performance.

Our overweighted positions in the leisure sector also held back results as the sector underperformed the benchmark. In the leisure sector, entertainment software games and accessories maker Take-Two Interactive Software* and video game maker Activision (not an index constituent) hurt relative returns.

The fund's overweighting in the health care sector was unfavorable to relative returns as the sector underperformed the benchmark. Holdings in medical device makers Cyberonics and AtriCure (not an index constituent), medical equipment company Aspect Medical Systems, disposable medical products maker Merit Medical Systems*, and specialty drug distributor Allion Healthcare* held back relative results. Cyberonics lowered revenue guidance for the first quarter of 2007 and delayed profitability expectations. Additionally, investigations into Cyberonics' stock option practices, which caused a delay in the filing of the company's annual report, and uncertainty whether NASDAQ would delist its stocks led to the company's poor results. Shares of Aspect Medical Systems declined on concerns about the decreasing sales growth of sensors.

Weak stock selection in the special products and services sector and a combination of stock selection and underweighted positions in the strong-performing energy and basic materials sectors hindered relative returns. No individual stocks within these sectors were among the top detractors for the period.

Elsewhere, semiconductor materials and devices maker Cree and digital map information provider NAVTEQ Corp, neither of which are index constituents, were among the fund's top detractors.

CONTRIBUTORS TO PERFORMANCE

Although underweighting the weak-performing autos and housing sector bolstered relative performance, no individual securities in this sector were among the fund's top contributors.

Several stocks in the health care and technology sectors generated positive returns relative to the benchmark. In health care, permanent birth control device maker Conceptus and animal health products distributor MWI Veterinary Supply aided relative returns. Conceptus was boosted by strong revenue from the company's Essure product (a permanent sterilization device for women). The company also benefited from the announcement earlier this year that health care services provider Cigna would start to cover the Essure procedure. In addition, our holdings in Medical device maker Advanced Medical Optics and diagnostic device maker IDEXX Laboratories, neither of which are index constituents, also contributed to relative returns.

In technology, NAND flash memory storage products maker SanDisk* (not an index constituent) and information technology automation software products provider Opsware aided results. In our opinion, SanDisk has been able to drive costs down at an equal pace while benefiting from the elasticity of demand driven by lower priced innovative consumer products. More recently, stock performance was driven by the M-Systems acquisition, which extends the life of SanDisk's intellectual property and the capacity upgrades for Apple's iPod Nano and SanDisk's own Sansa, which drove tightness in the NAND flash memory storage products market. Opsware's stock price increased as the company exceeded its revenue guidance and, in February 2006, announced that Cisco Systems will distribute and integrate Opsware's Network Automation product set under the Cisco brand.

Elsewhere, infrastructure services provider for electric power and gas industries Quanta Services was among the fund's top contributors.

Respectfully,

Thomas H. Wetherald
Portfolio Manager

*Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, January 2, 1997, through the stated period end.)

                       MFS New
                   Discovery Fund        Russell 2000
                    -- Class A           Growth Index

         1/97         $ 9,425              $10,000
         8/97          12,318               11,394
         8/98          11,718                8,396
         8/99          16,222               12,033
         8/00          28,653               16,734
         8/01          22,242               10,887
         8/02          16,493                8,054
         8/03          20,042               10,865
         8/04          18,611               11,232
         8/05          23,178               13,873
         8/06          23,329               14,705

TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date         1-yr         5-yr      Life (t)
------------------------------------------------------------------------------
        A                 1/02/97               0.65%        0.96%       9.84%
------------------------------------------------------------------------------
        B                11/03/97               0.00%        0.31%       9.19%
------------------------------------------------------------------------------
        C                11/03/97               0.00%        0.30%       9.21%
------------------------------------------------------------------------------
        I                 1/02/97               0.98%        1.31%      10.22%
------------------------------------------------------------------------------
        R                12/31/02               0.48%        0.85%       9.78%
------------------------------------------------------------------------------
       R1                 4/01/05              -0.12%        0.72%       9.70%
------------------------------------------------------------------------------
       R2                 4/01/05               0.25%        0.81%       9.75%
------------------------------------------------------------------------------
       R3                10/31/03               0.36%        0.76%       9.72%
------------------------------------------------------------------------------
       R4                 4/01/05               0.59%        0.94%       9.82%
------------------------------------------------------------------------------
       R5                 4/01/05               0.89%        1.02%       9.87%
------------------------------------------------------------------------------
      529A                7/31/02               0.36%        0.76%       9.72%
------------------------------------------------------------------------------
      529B                7/31/02              -0.25%        0.23%       9.43%
------------------------------------------------------------------------------
      529C                7/31/02              -0.25%        0.21%       9.41%
------------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark

------------------------------------------------------------------------------
Russell 2000 Growth Index (f)                   6.00%        6.20%       4.07%
------------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
------------------------------------------------------------------------------
        A                                      -5.13%       -0.23%       9.17%
With Initial Sales Charge (5.75%)
------------------------------------------------------------------------------
        B                                      -4.00%       -0.09%       9.19%
With CDSC (Declining over six years
from 4% to 0%) (x)
------------------------------------------------------------------------------
        C                                      -1.00%        0.30%       9.21%
With CDSC (1% for 12 months) (x)
------------------------------------------------------------------------------
      529A                                     -5.41%       -0.43%       9.05%
With Initial Sales Charge (5.75%)
------------------------------------------------------------------------------
      529B                                     -4.24%       -0.16%       9.43%
With CDSC (Declining over six
years from 4% to 0%) (x)
------------------------------------------------------------------------------
      529C                                     -1.25%        0.21%       9.41%
With CDSC (1% for 12 months) (x)
------------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the fund's investment operations, January 2, 1997, through the stated period end.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Russell 2000 Growth Index - constructed to provide a comprehensive barometer for growth securities in the small-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                        Annualized     Beginning        Ending        Period(p)
Share                     Expense    Account Value   Account Value    3/01/06-
Class                      Ratio       3/01/06        8/31/06         8/31/06
--------------------------------------------------------------------------------
       Actual              1.44%       $1,000.00        $924.80         $6.99
  A    ------------------------------------------------------------------------
       Hypothetical (h)    1.44%       $1,000.00      $1,017.95         $7.32
-------------------------------------------------------------------------------
       Actual              2.08%       $1,000.00        $922.00        $10.08
  B    ------------------------------------------------------------------------
       Hypothetical (h)    2.08%       $1,000.00      $1,014.72        $10.56
-------------------------------------------------------------------------------
       Actual              2.07%       $1,000.00        $922.10        $10.03
  C    ------------------------------------------------------------------------
       Hypothetical (h)    2.07%       $1,000.00      $1,014.77        $10.51
-------------------------------------------------------------------------------
       Actual              1.07%       $1,000.00        $926.30         $5.20
  I    ------------------------------------------------------------------------
       Hypothetical (h)    1.07%       $1,000.00      $1,019.81         $5.45
-------------------------------------------------------------------------------
       Actual              1.57%       $1,000.00        $923.90         $7.61
  R    ------------------------------------------------------------------------
       Hypothetical (h)    1.57%       $1,000.00      $1,017.29         $7.98
-------------------------------------------------------------------------------
       Actual              2.17%       $1,000.00        $921.30        $10.51
  R1   ------------------------------------------------------------------------
       Hypothetical (h)    2.17%       $1,000.00      $1,014.27        $11.02
-------------------------------------------------------------------------------
       Actual              1.84%       $1,000.00        $922.70         $8.92
  R2   ------------------------------------------------------------------------
       Hypothetical (h)    1.84%       $1,000.00      $1,015.93         $9.35
-------------------------------------------------------------------------------
       Actual              1.73%       $1,000.00        $923.50         $8.39
  R3   ------------------------------------------------------------------------
       Hypothetical (h)    1.73%       $1,000.00      $1,016.48         $8.79
-------------------------------------------------------------------------------
       Actual              1.50%       $1,000.00        $924.20         $7.28
  R4   ------------------------------------------------------------------------
       Hypothetical (h)    1.50%       $1,000.00      $1,017.64         $7.63
-------------------------------------------------------------------------------
       Actual              1.20%       $1,000.00        $926.00         $5.83
  R5   ------------------------------------------------------------------------
       Hypothetical (h)    1.20%       $1,000.00      $1,019.16         $6.11
-------------------------------------------------------------------------------
       Actual              1.68%       $1,000.00        $923.00         $8.14
 529A  ------------------------------------------------------------------------
       Hypothetical (h)    1.68%       $1,000.00      $1,016.74         $8.54
-------------------------------------------------------------------------------
       Actual              2.33%       $1,000.00        $920.20        $11.28
 529B  ------------------------------------------------------------------------
        Hypothetical (h)   2.33%       $1,000.00      $1,013.46        $11.82
-------------------------------------------------------------------------------
       Actual              2.33%       $1,000.00        $920.30        $11.28
 529C  ------------------------------------------------------------------------
       Hypothetical (h)    2.33%       $1,000.00      $1,013.46        $11.82
-------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.5%
-----------------------------------------------------------------------------------------------------------
ISSUER                                                                        SHARES/PAR         VALUE ($)
-----------------------------------------------------------------------------------------------------------
Alcoholic Beverages - 0.2%
-----------------------------------------------------------------------------------------------------------
Castle Brands, Inc. (n)                                                           226,690      $  1,394,143
-----------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.6%
-----------------------------------------------------------------------------------------------------------
Carter's, Inc. (l)(n)                                                             441,890      $ 10,207,659
Volcom, Inc. (n)                                                                   89,755         2,099,369
                                                                                               ------------
                                                                                               $ 12,307,028
-----------------------------------------------------------------------------------------------------------
Biotechnology - 4.6%
-----------------------------------------------------------------------------------------------------------
Bruker BioSciences Corp. (n)                                                      269,890      $  1,905,423
CV Therapeutics, Inc. (l)(n)                                                      514,630         5,789,587
Gen-Probe, Inc. (n)                                                               191,440         9,305,898
Millipore Corp. (n)                                                               303,320        19,467,078
                                                                                               ------------
                                                                                               $ 36,467,986
-----------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.7%
-----------------------------------------------------------------------------------------------------------
Cowen Group, Inc. (l)(n)                                                          104,480      $  1,471,078
Thomas Weisel Partners Group LLC (l)(n)                                           278,480         4,046,314
                                                                                               ------------
                                                                                               $  5,517,392
-----------------------------------------------------------------------------------------------------------
Business Services - 7.7%
-----------------------------------------------------------------------------------------------------------
Bright Horizons Family Solutions, Inc. (l)(n)                                     219,843      $  8,771,736
Corporate Executive Board Co.                                                     113,680         9,962,915
CoStar Group, Inc. (l)(n)                                                         281,030        11,319,888
Equinix, Inc. (l)(n)                                                              145,530         8,392,715
LoopNet, Inc. (n)                                                                 262,480         3,425,364
TALX Corp. (l)                                                                    366,830         9,060,701
Ultimate Software Group, Inc. (l)(n)                                              420,840         9,510,984
                                                                                               ------------
                                                                                               $ 60,444,303
-----------------------------------------------------------------------------------------------------------
Chemicals - 1.1%
-----------------------------------------------------------------------------------------------------------
Nalco Holding Co. (n)                                                             486,680      $  9,057,115
-----------------------------------------------------------------------------------------------------------
Computer Software - 5.5%
-----------------------------------------------------------------------------------------------------------
NAVTEQ Corp. (l)(n)                                                               274,020      $  7,277,971
Open Solutions, Inc. (l)(n)                                                       293,030         8,656,106
Opsware, Inc. (l)(n)                                                            1,790,510        12,623,096
TIBCO Software, Inc. (n)                                                        1,661,830        13,061,984
Witness Systems, Inc. (n)                                                         124,999         2,031,234
                                                                                               ------------
                                                                                               $ 43,650,391
-----------------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.6%
-----------------------------------------------------------------------------------------------------------
MICROS Systems, Inc. (n)                                                          101,802      $  4,872,244
-----------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 6.0%
-----------------------------------------------------------------------------------------------------------
Central Garden & Pet Co. (l)(n)                                                   216,375      $  9,483,716
DTS, Inc. (l)(n)                                                                  110,940         2,039,077
ITT Educational Services, Inc. (l)(n)                                             178,610        11,804,335
Monster Worldwide, Inc. (n)                                                       114,720         4,673,693
Move, Inc. (n)                                                                    787,172         3,605,248
PlanetOut, Inc. (l)(n)                                                            449,010         1,917,273
Strayer Education, Inc. (l)                                                       129,450        13,644,030
                                                                                               ------------
                                                                                               $ 47,167,372
-----------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.8%
-----------------------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., "A"                                              365,280      $ 14,377,421
-----------------------------------------------------------------------------------------------------------
Electronics - 6.3%
-----------------------------------------------------------------------------------------------------------
ARM Holdings PLC                                                                6,009,580      $ 13,594,082
Cree, Inc. (l)(n)                                                                 508,220         9,463,056
Entegris, Inc. (l)(n)                                                             985,876        10,706,613
Kronos, Inc. (l)(n)                                                               265,660         8,107,943
Volterra Semiconductor Corp. (l)(n)                                               538,380         8,118,770
                                                                                               ------------
                                                                                               $ 49,990,464
-----------------------------------------------------------------------------------------------------------
Energy - Independent - 2.0%
-----------------------------------------------------------------------------------------------------------
EXCO Resources, Inc. (l)(n)                                                       684,710      $  9,147,726
Forest Oil Corp. (l)(n)                                                           192,210         6,510,153
                                                                                               ------------
                                                                                               $ 15,657,879
-----------------------------------------------------------------------------------------------------------
Engineering - Construction - 2.4%
-----------------------------------------------------------------------------------------------------------
InfraSource Services, Inc. (l)(n)                                                 520,550      $  9,000,310
Quanta Services, Inc. (l)(n)                                                      544,430         9,652,744
                                                                                               ------------
                                                                                               $ 18,653,054
-----------------------------------------------------------------------------------------------------------
Food & Beverages - 0.7%
-----------------------------------------------------------------------------------------------------------
Diamond Foods, Inc. (l)                                                           351,926      $  5,254,255
-----------------------------------------------------------------------------------------------------------
Gaming & Lodging - 3.2%
-----------------------------------------------------------------------------------------------------------
Four Seasons Hotels, Inc.                                                          73,900      $  4,663,829
Shuffle Master, Inc. (l)(n)                                                       344,400         9,584,652
WMS Industries, Inc. (l)(n)                                                       416,220        11,154,696
                                                                                               ------------
                                                                                               $ 25,403,177
-----------------------------------------------------------------------------------------------------------
General Merchandise - 1.0%
-----------------------------------------------------------------------------------------------------------
Stage Stores, Inc. (l)                                                            295,160      $  7,780,418
-----------------------------------------------------------------------------------------------------------
Internet - 1.6%
-----------------------------------------------------------------------------------------------------------
CNET Networks, Inc. (l)(n)                                                      1,008,590      $  9,511,004
Vocus, Inc. (l)(n)                                                                204,479         2,735,929
                                                                                               ------------
                                                                                               $ 12,246,933
-----------------------------------------------------------------------------------------------------------
Leisure & Toys - 2.9%
-----------------------------------------------------------------------------------------------------------
Activision, Inc. (n)                                                              855,780      $ 11,039,562
THQ, Inc. (l)(n)                                                                  463,934        11,969,497
                                                                                               ------------
                                                                                               $ 23,009,059
-----------------------------------------------------------------------------------------------------------
Machinery & Tools - 1.1%
-----------------------------------------------------------------------------------------------------------
Ritchie Bros. Auctioneers, Inc.                                                   179,570      $  8,789,952
-----------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 5.3%
-----------------------------------------------------------------------------------------------------------
AMICAS, Inc. (l)(n)                                                               494,640      $  1,602,634
Healthcare Services Group, Inc. (l)                                               409,230         9,285,429
IDEXX Laboratories, Inc. (n)                                                      105,865         9,740,639
MWI Veterinary Supply, Inc. (n)                                                   312,700        10,853,817
VCA Antech, Inc. (n)                                                              130,490         4,621,956
WebMD Health Corp. (l)(n)                                                         162,840         6,018,566
                                                                                               ------------
                                                                                               $ 42,123,041
-----------------------------------------------------------------------------------------------------------
Medical Equipment - 10.9%
-----------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (l)(n)                                              188,790      $  9,090,238
Aspect Medical Systems, Inc. (l)(n)                                               868,560        16,780,579
AtriCure, Inc. (l)(n)                                                             349,390         2,078,870
Conceptus, Inc. (l)(n)                                                            877,610        15,138,773
Cyberonics, Inc. (l)(n)                                                           856,690        13,946,913
Immucor, Inc. (n)                                                                 271,705         5,643,313
Thoratec Corp. (l)(n)                                                           1,075,200        15,762,432
Ventana Medical Systems, Inc. (l)(n)                                              165,820         7,733,845
                                                                                               ------------
                                                                                               $ 86,174,963
-----------------------------------------------------------------------------------------------------------
Metals & Mining - 0.5%
-----------------------------------------------------------------------------------------------------------
Inmet Mining Corp.                                                                 96,580      $  4,065,514
-----------------------------------------------------------------------------------------------------------
Network & Telecom - 3.1%
-----------------------------------------------------------------------------------------------------------
NICE Systems Ltd., ADR (n)                                                        993,854      $ 24,806,596
-----------------------------------------------------------------------------------------------------------
Oil Services - 3.1%
-----------------------------------------------------------------------------------------------------------
Atwood Oceanics, Inc. (l)(n)                                                      123,630      $  5,316,090
Dresser-Rand Group, Inc. (l)(n)                                                   510,370        10,437,067
Natural Gas Services Group, Inc. (l)(n)                                           287,160         4,080,544
Universal Compression Holdings, Inc. (n)                                           81,380         4,429,513
                                                                                               ------------
                                                                                               $ 24,263,214
-----------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 4.8%
-----------------------------------------------------------------------------------------------------------
Commerce Bancorp, Inc. (l)                                                        228,380      $  7,607,338
Investors Financial Services Corp. (l)                                            266,400        12,350,304
New York Community Bancorp, Inc. (l)                                              565,840         9,285,434
Placer Sierra Bancshares                                                           52,300         1,242,648
Signature Bank (n)                                                                229,160         7,527,906
                                                                                               ------------
                                                                                               $ 38,013,630
-----------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 1.8%
-----------------------------------------------------------------------------------------------------------
Nuance Communications, Inc. (l)(n)                                              1,792,609      $ 14,071,981
-----------------------------------------------------------------------------------------------------------
Pharmaceuticals - 3.4%
-----------------------------------------------------------------------------------------------------------
Auxilium Pharmaceuticals, Inc. (l)(n)                                             494,892      $  4,290,714
Endo Pharmaceuticals Holdings, Inc. (n)                                           246,190         8,131,656
Medicis Pharmaceutical Corp., "A" (l)                                             481,670        14,108,114
                                                                                               ------------
                                                                                               $ 26,530,484
-----------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.8%
-----------------------------------------------------------------------------------------------------------
Morningstar, Inc. (l)(n)                                                          100,446      $  3,843,064
Playboy Enterprises, Inc., "B" (l)(n)                                             297,960         2,836,579
                                                                                               -----------
                                                                                               $  6,679,643
-----------------------------------------------------------------------------------------------------------
Restaurants - 4.6%
-----------------------------------------------------------------------------------------------------------
Chipotle Mexican Grill, Inc., "A" (l)(n)                                          123,600      $  6,098,424
Peet's Coffee & Tea, Inc. (l)(n)                                                  150,790         3,801,416
Red Robin Gourmet Burgers, Inc. (l)(n)                                            306,080        12,919,637
Texas Roadhouse, Inc., "A" (l)(n)                                               1,134,440        13,704,035
                                                                                               ------------
                                                                                               $ 36,523,512
-----------------------------------------------------------------------------------------------------------
Specialty Chemicals - 0.7%
-----------------------------------------------------------------------------------------------------------
NuCO2, Inc. (l)(n)                                                                197,720      $  5,387,870
-----------------------------------------------------------------------------------------------------------
Specialty Stores - 7.8%
-----------------------------------------------------------------------------------------------------------
A.C. Moore Arts & Crafts, Inc. (l)(n)                                             351,780      $  6,254,648
Aeropostale, Inc. (l)(n)                                                          244,150         6,201,410
CarMax, Inc. (l)(n)                                                               147,380         5,554,752
Celebrate Express, Inc. (n)                                                       201,880         2,634,534
Citi Trends, Inc. (n)                                                             268,650         8,443,670
Dick's Sporting Goods, Inc. (l)(n)                                                187,680         7,756,814
Hibbett Sporting Goods, Inc. (l)(n)                                               356,510         8,745,190
Monro Muffler Brake, Inc. (l)                                                     180,400         5,814,292
Urban Outfitters, Inc. (l)(n)                                                     652,390        10,235,999
                                                                                               ------------
                                                                                               $ 61,641,309
-----------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.4%
-----------------------------------------------------------------------------------------------------------
Global Signal, Inc., REIT                                                          73,300      $  3,518,400
-----------------------------------------------------------------------------------------------------------
Telephone Services - 1.3%
-----------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc. (l)(n)                                             2,353,570      $ 10,426,315
-----------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $778,807,747)                                            $786,267,058
-----------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.5%
-----------------------------------------------------------------------------------------------------------
General Electric Co., 5.27%, due 9/01/06, at Amortized Cost
and Value (y)                                                                $  4,335,000      $  4,335,000
-----------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 23.7%
-----------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost
and Net Asset Value                                                           186,967,549      $186,967,549
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $970,110,296)                                              $977,569,607
-----------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (23.7)%                                                       (187,329,910)
-----------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                            $790,239,697
-----------------------------------------------------------------------------------------------------------

(l) All or a portion of this security is on loan.
(n) Non-income producing security.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR   American Depository Receipt
REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-----------------------------------------------------------------------------------------------------
Investments, at value, including $182,043,142 of securities
on loan (identified cost, $970,110,296)                             $977,569,607
Cash                                                                         745
Receivable for investments sold                                       10,700,999
Receivable for fund shares sold                                          519,959
Interest and dividends receivable                                        152,527
Other assets                                                               4,904
-----------------------------------------------------------------------------------------------------
Total assets                                                                             $988,948,741
-----------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------
Payable for investments purchased                                     $7,825,882
Payable for fund shares reacquired                                     3,550,990
Collateral for securities loaned, at value                           186,967,549
Payable to affiliates
  Management fee                                                          34,702
  Shareholder servicing costs                                            129,933
  Distribution and service fees                                           18,323
  Administrative services fee                                                806
  Program manager fees                                                        30
  Retirement plan administration and services fees                           404
Payable for independent trustees' compensation                            12,499
Accrued expenses and other liabilities                                   167,926
-----------------------------------------------------------------------------------------------------
Total liabilities                                                                        $198,709,044
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $790,239,697
-----------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------
Paid-in capital                                                     $957,885,933
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies            7,459,309
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       (175,093,812)
Accumulated net investment loss                                          (11,733)
-----------------------------------------------------------------------------------------------------
Net assets                                                                               $790,239,697
-----------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                  46,888,681
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                        $409,470,982
  Shares outstanding                                                  24,147,078
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $16.96
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value
  per share)                                                                                   $17.99
-----------------------------------------------------------------------------------------------------
Class B shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                        $132,519,134
  Shares outstanding                                                   8,182,708
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.20
-----------------------------------------------------------------------------------------------------
Class C shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                         $47,292,643
  Shares outstanding                                                   2,916,249
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.22
-----------------------------------------------------------------------------------------------------
Class I shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                        $119,052,634
  Shares outstanding                                                   6,811,113
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.48
-----------------------------------------------------------------------------------------------------
Class R shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                         $11,691,438
  Shares outstanding                                                     693,039
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.87
-----------------------------------------------------------------------------------------------------
Class R1 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $856,977
  Shares outstanding                                                      53,033
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.16
-----------------------------------------------------------------------------------------------------
Class R2 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $361,822
  Shares outstanding                                                      22,295
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.23
-----------------------------------------------------------------------------------------------------
Class R3 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                          $4,417,241
  Shares outstanding                                                     263,238
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.78
-----------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                          $2,404,350
  Shares outstanding                                                     141,929
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $16.94
-----------------------------------------------------------------------------------------------------
Class R5 shares
--------------------------------------------------------------------------------
  Net assets                                                         $59,998,603
  Shares outstanding                                                   3,527,025
-----------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price
  per share                                                                                    $17.01
-----------------------------------------------------------------------------------------------------
Class 529A shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                          $1,630,024
  Shares outstanding                                                      97,070
-----------------------------------------------------------------------------------------------------
  Net asset value per share                                                                    $16.79
-----------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value
  per share)                                                                                   $17.81
-----------------------------------------------------------------------------------------------------
Class 529B shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $211,387
  Shares outstanding                                                      13,183
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.03
-----------------------------------------------------------------------------------------------------
Class 529C shares
-----------------------------------------------------------------------------------------------------
  Net assets                                                            $332,462
  Shares outstanding                                                      20,721
-----------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                 $16.04
-----------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
-------------------------------------------------------------------------------------------------------
Income
  Dividends                                                               $2,382,226
  Income on securities loaned                                                568,750
  Interest                                                                   164,664
  Foreign taxes withheld                                                     (25,633)
-------------------------------------------------------------------------------------------------------
Total investment income                                                                      $3,090,007
-------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                          $8,192,481
  Distribution and service fees                                            4,158,494
  Program manager fees                                                         5,475
  Shareholder servicing costs                                              2,026,342
  Administrative services fee                                                127,806
  Retirement plan administration and services fees                            54,902
  Independent trustees' compensation                                          22,936
  Custodian fee                                                              271,943
  Shareholder communications                                                 129,851
  Auditing fees                                                               44,872
  Legal fees                                                                  18,525
  Miscellaneous                                                              281,505
-------------------------------------------------------------------------------------------------------
Total expenses                                                                              $15,335,132
-------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                      (101,239)
  Reduction of expenses by investment adviser                               (918,888)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                                $14,315,005
-------------------------------------------------------------------------------------------------------
Net investment loss                                                                        $(11,224,998)
-------------------------------------------------------------------------------------------------------

Statement of Operations - continued


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                                $95,716,193
  Foreign currency transactions                                                2,232
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                       $95,718,425
-------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                           $(76,087,080)
  Translation of assets and liabilities in foreign currencies                   (176)
-------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                       $(76,087,256)
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                            $19,631,169
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                         $8,406,171
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                               YEARS ENDED 8/31
                                                                  -----------------------------------------
                                                                       2006                       2005
CHANGE IN NET ASSETS

FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------
Net investment loss                                                $(11,224,998)               $(13,154,686)
Net realized gain (loss) on investments and foreign
currency transactions                                                95,718,425                 148,915,854
Net unrealized gain (loss) on investments and foreign
currency translation                                                (76,087,256)                113,723,737
-----------------------------------------------------------------------------------------------------------
Change in net assets from operations                                 $8,406,171                $249,484,905
-----------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions                 $(212,974,517)              $(489,681,518)
-----------------------------------------------------------------------------------------------------------
Redemption fees                                                         $17,161                     $12,723
-----------------------------------------------------------------------------------------------------------
Total change in net assets                                        $(204,551,185)              $(240,183,890)
-----------------------------------------------------------------------------------------------------------

NET ASSETS
-----------------------------------------------------------------------------------------------------------
At beginning of period                                              994,790,882               1,234,974,772
At end of period (including accumulated net investment loss
of $11,733 and $12,736, respectively)                              $790,239,697                $994,790,882
-----------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                           YEARS ENDED 8/31
                                                   -----------------------------------------------------------------------------
                                                       2006              2005             2004               2003           2002
Net asset value, beginning of period                 $16.85            $13.53           $14.57             $11.99         $16.17
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                            $(0.20)           $(0.16)          $(0.18)            $(0.13)        $(0.18)
  Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                             0.31              3.48            (0.86)              2.71          (4.00)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $0.11             $3.32           $(1.04)             $2.58         $(4.18)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                     $--               $--              $--                $--         $(0.00)(w)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to
paid-in capital (d)                                   $0.00(w)          $0.00(w)         $0.00(w)             $--            $--
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.96            $16.85           $13.53             $14.57         $11.99
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             0.65             24.54            (7.14)(b)          21.52         (25.85)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 1.57              1.57             1.51               1.58           1.58
Expenses after expense reductions (f)                  1.47              1.47             1.51                N/A            N/A
Net investment loss                                   (1.12)            (1.05)           (1.20)             (1.11)         (1.21)
Portfolio turnover                                       99               112              122                104            102
Net assets at end of period
(000 Omitted)                                      $409,471          $603,396         $824,708         $1,004,473       $822,193
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                           YEARS ENDED 8/31
                                                   -----------------------------------------------------------------------------
                                                       2006              2005             2004             2003             2002

Net asset value, beginning of period                 $16.20            $13.09           $14.19           $11.75           $15.95
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                            $(0.30)           $(0.25)          $(0.27)          $(0.21)          $(0.28)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                  0.30              3.36            (0.83)            2.65            (3.92)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $0.00             $3.11           $(1.10)           $2.44           $(4.20)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                     $--               $--              $--              $--           $(0.00)(w)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to
paid-in capital (d)                                   $0.00(w)          $0.00(w)         $0.00(w)           $--              $--
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.20            $16.20           $13.09           $14.19           $11.75
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             0.00             23.76            (7.75)(b)        20.77           (26.33)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 2.22              2.22             2.15             2.23             2.23
Expenses after expense reductions (f)                  2.12              2.12             2.15              N/A              N/A
Net investment loss                                   (1.77)            (1.70)           (1.84)           (1.76)           (1.86)
Portfolio turnover                                       99               112              122              104              102
Net assets at end of period (000 Omitted)          $132,519          $203,722         $231,653         $271,580         $232,792
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                           YEARS ENDED 8/31
                                                   -----------------------------------------------------------------------------
                                                       2006              2005             2004             2003            2002
Net asset value, beginning of period                 $16.22            $13.10           $14.21           $11.77           $15.97
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                            $(0.30)           $(0.25)          $(0.27)          $(0.21)          $(0.28)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                  0.30              3.37            (0.84)            2.65            (3.92)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $0.00             $3.12           $(1.11)           $2.44           $(4.20)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
  and foreign currency transactions                     $--               $--              $--              $--           $(0.00)(w)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in
capital (d)                                           $0.00(w)          $0.00(w)         $0.00(w)           $--              $--
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.22            $16.22           $13.10           $14.21           $11.77
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                             0.00             23.82            (7.81)(b)        20.73           (26.34)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 2.22              2.22             2.15             2.23             2.23
Expenses after expense reductions (f)                  2.12              2.12             2.15              N/A              N/A
Net investment loss                                   (1.77)            (1.70)           (1.84)           (1.76)           (1.86)
Portfolio turnover                                       99               112              122              104              102
Net assets at end of period (000 Omitted)           $47,293           $58,454          $67,102          $84,391          $87,271
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                    YEARS ENDED 8/31
                                                    ----------------------------------------------------------------------------
                                                       2006              2005             2004             2003             2002
Net asset value, beginning of period                  $17.31           $13.85           $14.86           $12.19           $16.37
--------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                             $(0.14)          $(0.11)          $(0.13)          $(0.09)          $(0.13)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                   0.31             3.57            (0.88)            2.76            (4.05)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       $0.17            $3.46           $(1.01)           $2.67           $(4.18)
--------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                          $--              $--              $--              $--           $(0.00)(w)
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in
capital (d)                                            $0.00(w)         $0.00(w)         $0.00(w)           $--              $--
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $17.48           $17.31           $13.85           $14.86           $12.19
--------------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                 0.98            24.98            (6.80)(b)        21.90           (25.58)
--------------------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                  1.22             1.23             1.16             1.23             1.23
Expenses after expense reductions (f)                   1.12             1.13             1.16              N/A              N/A
Net investment loss                                    (0.77)           (0.70)           (0.84)           (0.75)           (0.86)
Portfolio turnover                                        99              112              122              104              102
Net assets at end of period (000 Omitted)           $119,053         $107,842         $103,031          $90,872          $47,641
--------------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                   YEARS ENDED 8/31
                                                    -----------------------------------------------------------
                                                       2006              2005             2004          2003(i)
Net asset value, beginning of period                 $16.79            $13.50           $14.57           $11.38
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                            $(0.22)           $(0.18)          $(0.20)          $(0.11)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     0.30              3.47            (0.87)            3.30
---------------------------------------------------------------------------------------------------------------
Total from investment operations                      $0.08             $3.29           $(1.07)           $3.19
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in
capital (d)                                           $0.00(w)          $0.00(w)         $0.00(w)           $--
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $16.87            $16.79           $13.50           $14.57
---------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                0.48             24.37            (7.34)(b)        28.03(n)
---------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 1.72              1.73             1.66             1.78(a)
Expenses after expense reductions (f)                  1.62              1.63             1.66              N/A
Net investment loss                                   (1.27)            (1.17)           (1.32)           (1.26)(a)
Portfolio turnover                                       99               112              122              104
Net assets at end of period (000 Omitted)           $11,691           $16,926           $7,262           $1,824
---------------------------------------------------------------------------------------------------------------

CLASS R1                                                                                     YEARS ENDED 8/31
                                                                                          ---------------------
                                                                                            2006        2005(i)
Net asset value, beginning of period                                                      $16.18         $14.50
---------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                                 $(0.31)        $(0.10)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                                      0.29           1.78
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                                          $(0.02)         $1.68
---------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                                               $0.00(w)       $0.00(w)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                            $16.16         $16.18
---------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                    (0.12)         11.59(n)
---------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                      2.43           2.43(a)
Expenses after expense reductions (f)                                                       2.22           2.33(a)
Net investment loss                                                                        (1.86)         (1.69)(a)
Portfolio turnover                                                                            99            112
Net assets at end of period (000 Omitted)                                                   $857           $206
---------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                        YEARS ENDED 8/31
                                                                             ---------------------
                                                                               2006        2005(i)
Net asset value, beginning of period                                         $16.19         $14.50
--------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                    $(0.25)        $(0.08)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                         0.29           1.77
--------------------------------------------------------------------------------------------------
Total from investment operations                                              $0.04          $1.69
--------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                                  $0.00(w)       $0.00(w)
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $16.23         $16.19
--------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                        0.25          11.66(n)
--------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                         2.12           2.12(a)
Expenses after expense reductions (f)                                          1.88           2.02(a)
Net investment loss                                                           (1.52)         (1.02)(a)
Portfolio turnover                                                               99            112
Net assets at end of period (000 Omitted)                                      $362           $135
--------------------------------------------------------------------------------------------------

CLASS R3                                                                  YEARS ENDED 8/31
                                                                -----------------------------------
                                                                  2006          2005        2004(i)
Net asset value, beginning of period                            $16.72        $13.47         $15.35
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------
  Net investment loss (d)                                       $(0.24)       $(0.22)        $(0.11)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                            0.30          3.47          (1.77)
---------------------------------------------------------------------------------------------------
Total from investment operations                                 $0.06         $3.25         $(1.88)
---------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                     $0.00(w)      $0.00(w)       $0.00(w)
---------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.78        $16.72          13.47
---------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                           0.36         24.13         (12.25)(b)(n)
---------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                            1.96          1.98           1.73(a)
Expenses after expense reductions (f)                             1.77          1.88           1.73(a)
Net investment loss                                              (1.41)        (1.42)         (1.23)(a)
Portfolio turnover                                                  99           112            122
Net assets at end of period (000 Omitted)                       $4,417        $1,573           $454
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                           YEARS ENDED 8/31
                                                                ---------------------
                                                                  2006        2005(i)
Net asset value, beginning of period                            $16.84         $15.04
-------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------
  Net investment loss (d)                                       $(0.21)        $(0.04)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                            0.31           1.84
-------------------------------------------------------------------------------------
Total from investment operations                                 $0.10          $1.80
-------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                     $0.00(w)       $0.00(w)
-------------------------------------------------------------------------------------
Net asset value, end of period                                  $16.94         $16.84
-------------------------------------------------------------------------------------
Total return (%) (r)(s)                                           0.59          11.97(n)
-------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Expenses before expense reductions (f)                            1.62           1.63(a)
Expenses after expense reductions (f)                             1.52           1.53(a)
Net investment loss                                              (1.15)         (0.66)(a)
Portfolio turnover                                                  99            112
Net assets at end of period (000 Omitted)                       $2,404           $334
-------------------------------------------------------------------------------------

CLASS R5                                                           YEARS ENDED 8/31
                                                                ---------------------
                                                                   2006        2005(i)
Net asset value, beginning of period                             $16.86        $15.04
-------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------
  Net investment loss (d)                                        $(0.15)       $(0.04)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             0.30          1.86
-------------------------------------------------------------------------------------
Total from investment operations                                  $0.15         $1.82
-------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)                      $0.00(w)      $0.00(w)
-------------------------------------------------------------------------------------
Net asset value, end of period                                   $17.01        $16.86
-------------------------------------------------------------------------------------
Total return (%) (r)(s)                                            0.89         12.10(n)
-------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.32          1.32(a)
Expenses after expense reductions (f)                              1.22          1.22(a)
Net investment loss                                               (0.84)        (0.67)(a)
Portfolio turnover                                                   99           112
Net assets at end of period (000 Omitted)                       $59,999           $56
-------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                  YEARS ENDED 8/31
                                                    ---------------------------------------------------------------
                                                      2006          2005          2004          2003        2002(i)
Net asset value, beginning of period                $16.73        $13.47        $14.53        $11.99         $11.95
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.24)       $(0.20)       $(0.21)       $(0.16)        $(0.01)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 0.30          3.46         (0.85)         2.70           0.05
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.06         $3.26        $(1.06)        $2.54          $0.04
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)      $0.00(w)      $0.00(w)        $--            $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.79        $16.73        $13.47        $14.53         $11.99
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            0.36         24.20         (7.30)(b)     21.18           0.33(n)
-------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.83          1.83          1.75          1.84           1.83(a)
Expenses after expense reductions (f)                 1.72          1.73          1.75           N/A            N/A
Net investment loss                                  (1.37)        (1.27)        (1.43)        (1.35)         (1.20)(a)
Portfolio turnover                                      99           112           122           104            102
Net assets at end of period (000 Omitted)           $1,630        $1,637          $390          $180            $10
-------------------------------------------------------------------------------------------------------------------

CLASS 529B                                                                  YEARS ENDED 8/31
                                                    ---------------------------------------------------------------
                                                      2006          2005          2004          2003        2002(i)
Net asset value, beginning of period                $16.07        $13.02        $14.15        $11.75         $11.71
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.33)       $(0.28)       $(0.30)       $(0.24)        $(0.02)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 0.29          3.33         (0.83)         2.64           0.06
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $(0.04)        $3.05        $(1.13)        $2.40          $0.04
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in capital (d)         $0.00(w)      $0.00(w)      $0.00(w)        $--            $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.03        $16.07        $13.02        $14.15         $11.75
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           (0.25)        23.43         (7.99)(b)     20.43           0.34(n)
-------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.47          2.47          2.40          2.49           2.48(a)
Expenses after expense reductions (f)                 2.37          2.37          2.40           N/A            N/A
Net investment loss                                  (2.02)        (1.93)        (2.07)        (1.99)         (1.87)(a)
Portfolio turnover                                      99           112           122           104            102
Net assets at end of period (000 Omitted)             $211          $177          $135           $84             $6
-------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                  YEARS ENDED 8/31
                                                    ---------------------------------------------------------------
                                                      2006          2005          2004          2003        2002(i)
Net asset value, beginning of period                $16.08        $13.03        $14.16        $11.77         $11.73
-------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.34)       $(0.28)       $(0.31)       $(0.24)        $(0.02)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                 0.30          3.33         (0.82)         2.63           0.06
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $(0.04)        $3.05        $(1.13)        $2.39          $0.04
-------------------------------------------------------------------------------------------------------------------
Redemption fees added to paid-in
capital (d)                                          $0.00(w)      $0.00(w)      $0.00(w)        $--            $--
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $16.04        $16.08        $13.03        $14.16         $11.77
-------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           (0.25)        23.41         (7.98)(b)     20.31           0.34(n)
-------------------------------------------------------------------------------------------------------------------
RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.48          2.47          2.40          2.50           2.48(a)
Expenses after expense reductions (f)                 2.37          2.37          2.40           N/A            N/A
Net investment loss                                  (2.02)        (1.93)        (2.08)        (1.99)         (1.88)(a)
Portfolio turnover                                      99           112           122           104            102
Net assets at end of period (000 Omitted)             $332          $333          $240          $147             $5
-------------------------------------------------------------------------------------------------------------------

(a) Annualized.
(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and
    529C), October 31, 2003 (Class R3) and April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS New Discovery Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition. Effective April 1, 2005, the fund charges a 1% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 30 calendar days following their acquisition. Due to systems limitations associated with the transition from applying a 5 business day redemption fee to a 30 calendar day redemption fee, the fund did not impose redemption fees with respect to purchases made in March 2005 followed by redemptions made in April 2005. The fund may change the redemption fee period in the future, including in connection with Securities and Exchange Commission rule developments. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $72,814 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $28,425 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses and wash sale loss deferrals.

The fund declared no distributions for the years ended August 31, 2006 and August 31, 2005.

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                           $971,410,113
          ----------------------------------------------------------
          Gross appreciation                             $72,646,419
          Gross depreciation                             (66,486,925)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)      $6,159,494
          Capital loss carryforwards                    (173,770,410)
          Other temporary differences                        (35,320)

As of August 31, 2006, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

          8/31/11                                      $(173,770,410)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at an annual rate of 0.90% of the fund's average daily net assets. The investment adviser has agreed in writing to reduce its management fee to 0.80% for the first $1.5 billion of average daily net assets and 0.75% of average daily net assets in excess of $1.5 billion. This written agreement may be rescinded only upon consent of the fund's Board of Trustees. This management fee reduction amounted to $910,276, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.80% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $42,788 and $1,049 for the year ended August 31, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE

Class A                             0.10%              0.25%              0.35%             0.35%          $1,739,182
Class B                             0.75%              0.25%              1.00%             1.00%           1,761,987
Class C                             0.75%              0.25%              1.00%             1.00%             547,430
Class R                             0.25%              0.25%              0.50%             0.50%              76,302
Class R1                            0.50%              0.25%              0.75%             0.75%               4,456
Class R2                            0.25%              0.25%              0.50%             0.50%               1,068
Class R3                            0.25%              0.25%              0.50%             0.50%              13,534
Class R4                               --              0.25%              0.25%             0.25%               3,381
Class 529A                          0.25%              0.25%              0.50%             0.35%               5,786
Class 529B                          0.75%              0.25%              1.00%             1.00%               1,895
Class 529C                          0.75%              0.25%              1.00%             1.00%               3,473
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $4,158,494

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                    $32,065
              Class B                                    163,245
              Class C                                      4,619
              Class 529B                                      --
              Class 529C                                      --

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class 529A                                  $4,133
              Class 529B                                     474
              Class 529C                                     868
              --------------------------------------------------
              Total Program Manager Fees                  $5,475

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $889,306, which equated to 0.0978% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $336,554. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0140% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                ANNUAL
                                             EFFECTIVE               TOTAL
                          FEE RATE             RATE(g)              AMOUNT

Class R1                     0.45%               0.35%              $2,674
Class R2                     0.40%               0.26%                 854
Class R3                     0.25%               0.16%               6,767
Class R4                     0.15%               0.15%               2,029
Class R5                     0.10%               0.10%              42,578
--------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees             $54,902

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $3,457 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC. The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $1,324. This amount is included in Independent trustees' compensation for the year ended August 31, 2006. The deferred liability for retirement benefits payable to certain retired Trustees amounted to $11,911 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $5,829. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $5,155, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $905,201,151 and $1,132,023,866, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                  YEAR ENDED                         YEAR ENDED
                                                    8/31/06                          8/31/05(i)
                                           SHARES            AMOUNT           SHARES            AMOUNT
Shares sold
  Class A                                   7,953,074      $139,051,896       11,949,697      $183,836,975
  Class B                                   1,176,971        19,953,581        1,638,877        24,312,243
  Class C                                     418,367         7,100,792          597,878         8,856,962
  Class I                                   1,827,818        33,352,164        2,114,298        33,670,053
  Class R                                     236,757         4,181,606          823,683        12,721,175
  Class R1                                     61,944           999,073           14,762           221,653
  Class R2                                     20,328           341,919            8,365           136,805
  Class R3                                    243,261         4,169,079           91,932         1,476,280
  Class R4                                    171,176         3,009,174           19,816           323,940
  Class R5                                  4,426,023        77,317,122            3,325            50,000
  Class 529A                                   11,358           199,860           90,426         1,445,550
  Class 529B                                    2,886            46,842            1,657            24,184
  Class 529C                                    3,525            58,773            6,597            99,344
----------------------------------------------------------------------------------------------------------
                                           16,553,488      $289,781,881       17,361,313      $267,175,164

Shares reacquired
  Class A                                 (19,617,262)    $(340,453,738)     (37,108,405)    $(566,755,888)
  Class B                                  (5,571,782)      (93,109,606)      (6,760,662)     (100,122,589)
  Class C                                  (1,106,411)      (18,501,073)      (2,114,075)      (31,372,384)
  Class I                                  (1,248,388)      (22,194,362)      (3,323,601)      (52,205,115)
  Class R                                    (551,980)       (9,634,623)        (353,416)       (5,455,149)
  Class R1                                    (21,640)         (361,890)          (2,033)          (32,078)
  Class R2                                     (6,398)         (104,910)              --                --
  Class R3                                    (74,071)       (1,264,874)         (31,541)         (507,609)
  Class R4                                    (49,063)         (884,331)              --                --
  Class R5                                   (902,323)      (15,966,127)              --                --
  Class 529A                                  (12,151)         (209,557)         (21,518)         (328,291)
  Class 529B                                     (747)          (12,139)            (961)          (14,285)
  Class 529C                                   (3,536)          (59,168)          (4,267)          (63,294)
-----------------------------------------------------------------------------------------------------------
                                          (29,165,752)    $(502,756,398)     (49,720,479)    $(756,856,682)

Net change
  Class A                                 (11,664,188)    $(201,401,842)     (25,158,708)    $(382,918,913)
  Class B                                  (4,394,811)      (73,156,025)      (5,121,785)      (75,810,346)
  Class C                                    (688,044)      (11,400,281)      (1,516,197)      (22,515,422)
  Class I                                     579,430        11,157,802       (1,209,303)      (18,535,062)
  Class R                                    (315,223)       (5,453,017)         470,267         7,266,026
  Class R1                                     40,304           637,183           12,729           189,575
  Class R2                                     13,930           237,009            8,365           136,805
  Class R3                                    169,190         2,904,205           60,391           968,671
  Class R4                                    122,113         2,124,843           19,816           323,940
  Class R5                                  3,523,700        61,350,995            3,325            50,000
  Class 529A                                     (793)           (9,697)          68,908         1,117,259
  Class 529B                                    2,139            34,703              696             9,899
  Class 529C                                      (11)             (395)           2,330            36,050
-----------------------------------------------------------------------------------------------------------
                                          (12,612,264)    $(212,974,517)     (32,359,166)    $(489,681,518)

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5), through the stated
    period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Aggressive Growth Allocation Fund was the owner of record of approximately 7% of the value of outstanding voting shares. In addition, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $6,055 and $13,039, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS New Discovery Fund:

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                            ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA                         225 Franklin Street, Boston, MA 02110
02116-3741
                                                        INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                             ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA                         200 Clarendon Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGER
Thomas H. Wetherald

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"),
(ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole,
(vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 5th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 4th quintile for the one-year and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the ongoing substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS' efforts to improve the Fund's performance, including the recent restructuring of responsibilities among MFS' senior investment management executives and changes to the portfolio management team in 2004 and 2005. In addition, the Trustees requested that they receive a separate update on the Fund's performance at each of their meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS' responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to waive a portion of its advisory fee, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate was at the Lipper expense group median, and the Fund's total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule is currently subject to a breakpoint as a result of the advisory fee waiver described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED

MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) CORE EQUITY FUND

LETTER FROM THE CEO                                             1
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PORTFOLIO COMPOSITION                                           2
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MANAGEMENT REVIEW                                               3
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PERFORMANCE SUMMARY                                             5
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EXPENSE TABLE                                                   8
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PORTFOLIO OF INVESTMENTS                                       10
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STATEMENT OF ASSETS AND LIABILITIES                            18
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STATEMENT OF OPERATIONS                                        21
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STATEMENTS OF CHANGES IN NET ASSETS                            23
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FINANCIAL HIGHLIGHTS                                           24
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NOTES TO FINANCIAL STATEMENTS                                  32
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM        42
-----------------------------------------------------------------
TRUSTEES AND OFFICERS                                          43
-----------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                  49
-----------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                          53
-----------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                                 53
-----------------------------------------------------------------
FEDERAL TAX INFORMATION                                        53
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MFS(R) PRIVACY NOTICE                                          54
-----------------------------------------------------------------
CONTACT INFORMATION                                    BACK COVER
-----------------------------------------------------------------

Fund objective: Seeks to provide long-term growth of capital.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

-------------------------------------------------------------------------------
                       NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
-------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        RGI-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              99.1%
              Cash & Other Net Assets                     0.9%

              TOP TEN HOLDINGS

              Exxon Mobil Corp.                           3.3%
              ------------------------------------------------
              Altria Group, Inc.                          3.2%
              ------------------------------------------------
              Bank of America Corp.                       2.2%
              ------------------------------------------------
              Hewlett-Packard Co.                         2.2%
              ------------------------------------------------
              Praxair, Inc.                               1.8%
              ------------------------------------------------
              Lockheed Martin Corp.                       1.6%
              ------------------------------------------------
              Johnson & Johnson                           1.6%
              ------------------------------------------------
              Chevron Corp.                               1.5%
              ------------------------------------------------
              Intel Corp.                                 1.4%
              ------------------------------------------------
              American Express Co.                        1.3%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         21.2%
              ------------------------------------------------
              Technology                                 14.7%
              ------------------------------------------------
              Health Care                                13.1%
              ------------------------------------------------
              Energy                                      8.3%
              ------------------------------------------------
              Utilities & Communications                  7.4%
              ------------------------------------------------
              Consumer Staples                            6.7%
              ------------------------------------------------
              Retailing                                   5.8%
              ------------------------------------------------
              Industrial Goods & Services                 5.8%
              ------------------------------------------------
              Leisure                                     5.7%
              ------------------------------------------------
              Basic Materials                             5.4%
              ------------------------------------------------
              Special Products & Services                 2.0%
              ------------------------------------------------
              Transportation                              1.6%
              ------------------------------------------------
              Autos & Housing                             1.4%
              ------------------------------------------------

Percentages are based on net assets as of 8/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS Core Equity Fund provided a total return of 6.25%, at net asset value. This compares with a return of 8.75% for the fund's benchmark the Russell 3000 Index. The Russell 3000 Index became the fund's benchmark effective July 20, 2006. For the period August 31, 2005 to July 19, 2006, the fund's benchmark was the Standard & Poor's 500 Stock Index (S&P 500 Stock Index). The return for the S&P 500 Stock Index for the twelve months ended August 31, 2006 was 8.88%.

DETRACTORS FROM PERFORMANCE

Stock selection in the leisure sector was the greatest detractor from performance relative to the S&P 500 Stock Index over the period. Within this sector, our holdings in satellite radio service company XM Satellite Radio* (not a benchmark constituent) hurt results. Weaker-than-expected subscriber growth and a slower rollout of new products led to lower-than-expected earnings and put pressure on its share price during the period.

Stock selection in the utilities and communications sector also held back results. Within this sector, holdings in wireless services provider Sprint Nextel and our avoidance of strong-performing telecommunications services provider BellSouth hindered relative performance. Shares of Sprint Nextel struggled after the company lowered its wireless subscriber guidance for 2006 as its merger integration with Nextel disappointed investors.

Security selection in the retailing sector also hurt performance, although no individual stocks were among the fund's top relative detractors.

Elsewhere, the fund's positions in network equipment manufacturer Juniper Networks and computer maker Dell* held back performance. Integrated logistics company UTi Worldwide, newsprint manufacturer Abitibi-Consolidated, managed health services company Health Net*, none of which are benchmark constituents, detracted from relative returns. Additionally, our underweighted position in strong-performing banking firm JPMorgan Chase was also a drag on results.

CONTRIBUTORS TO PERFORMANCE

Security selection in the basic materials sector bolstered relative performance during the period. Within basic materials, agrichemical products company Monsanto and diversified mining company Companhia Vale do Rio Doce* (not a benchmark constituent) were among the fund's top contributing holdings. Monsanto's stock price gained substantially over the period as it demonstrated continued strong growth in its seeds and traits business. Companhia Vale do Rio Doce benefited from strong demand and increased prices for commodities, particularly iron ore.

The technology sector also aided relative results as several individual holdings in this sector performed well. These included flash memory storage products maker SanDisk and business intelligence software company MicroStrategy* (not a benchmark constituent). Not owning benchmark constituent Microsoft also helped results as the software giant performed poorly over the period.

Stock selection in the industrial goods and services sector also contributed to returns, although no individual holdings were among the fund's top relative performers.

Other individual securities that helped results included banking firm Golden West Financial*, freight railway operator Norfolk Southern, tobacco and consumer goods manufacturer Altria Group, and integrated oil and gas company Hess.

Respectfully,

Katrina A. Mead
Portfolio Manager

* Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                      MFS Core       Russell      Standard & Poor's
                     Equity Fund       3000          500 Stock
                      - Class A       Index            Index

            8/96      $ 9,425        $10,000         $10,000
            8/97       12,839         13,837          14,065
            8/98       13,652         14,322          15,203
            8/99       17,562         19,833          21,258
            8/00       19,978         23,926          24,727
            8/01       16,082         18,060          18,696
            8/02       13,509         14,936          15,332
            8/03       15,086         17,016          17,182
            8/04       16,576         18,940          19,150
            8/05       19,308         21,841          21,555
            8/06       20,515         23,753          23,470

TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date         1-yr        5-yr        10-yr
-----------------------------------------------------------------------------
        A                 1/02/96               6.25%      4.99%        8.09%
-----------------------------------------------------------------------------
        B                 1/02/97               5.60%      4.33%        7.35%
-----------------------------------------------------------------------------
        C                 1/02/97               5.56%      4.32%        7.33%
-----------------------------------------------------------------------------
        I                 1/02/97               6.66%      5.37%        8.45%
-----------------------------------------------------------------------------
        R                12/31/02               6.11%      4.87%        8.03%
-----------------------------------------------------------------------------
       R1                 4/01/05               5.43%      4.75%        7.97%
-----------------------------------------------------------------------------
       R2                 4/01/05               5.85%      4.86%        8.02%
-----------------------------------------------------------------------------
       R3                10/31/03               5.96%      4.80%        7.99%
-----------------------------------------------------------------------------
       R4                 4/01/05               6.14%      4.97%        8.08%
-----------------------------------------------------------------------------
       R5                 4/01/05               6.54%      5.07%        8.13%
-----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmarks
-----------------------------------------------------------------------------
Russell 3000 Index (f)                          8.75%      5.63%        9.04%
-----------------------------------------------------------------------------
Standard & Poor's 500 Stock Index (e)(f)        8.88%      4.65%        8.91%
-----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
-----------------------------------------------------------------------------
        A                                       0.14%      3.75%        7.45%
With Initial Sales Charge (5.75%)
-----------------------------------------------------------------------------
        B                                       1.60%      3.99%        7.35%
With CDSC (Declining over six years
from 4% to 0%) (x)
-----------------------------------------------------------------------------
        C                                       4.56%      4.32%        7.33%
With CDSC (1% for 12 months) (x)
-----------------------------------------------------------------------------

Class I, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.
(e) Effective July 20, 2006, we no longer use the Standard & Poor's 500 Stock Index as a benchmark because we believe the Russell 3000 Index better reflects the fund's investment policies and objectives.
(f) Source: FactSet Research Systems Inc.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITIONS

Russell 3000 Index - constructed to provide a comprehensive barometer for the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Standard & Poor's 500 Stock Index - a capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    3/01/06-
Class                       Ratio      3/01/06        8/31/06         8/31/06
--------------------------------------------------------------------------------
         Actual             1.35%     $1,000.00      $1,006.10         $6.83
    A    -----------------------------------------------------------------------
         Hypothetical (h)   1.35%     $1,000.00      $1,018.40         $6.87
--------------------------------------------------------------------------------
         Actual             2.00%     $1,000.00      $1,003.50        $10.10
    B    -----------------------------------------------------------------------
         Hypothetical (h)   2.00%     $1,000.00      $1,015.12        $10.16
--------------------------------------------------------------------------------
         Actual             2.00%     $1,000.00      $1,003.50        $10.10
    C    -----------------------------------------------------------------------
         Hypothetical (h)   2.00%     $1,000.00      $1,015.12        $10.16
--------------------------------------------------------------------------------
         Actual             1.00%     $1,000.00      $1,008.60         $5.06
    I    -----------------------------------------------------------------------
         Hypothetical (h)   1.00%     $1,000.00      $1,020.16         $5.09
--------------------------------------------------------------------------------
         Actual             1.50%     $1,000.00      $1,005.60         $7.58
    R    -----------------------------------------------------------------------
         Hypothetical (h)   1.50%     $1,000.00      $1,017.64         $7.63
--------------------------------------------------------------------------------
         Actual             2.08%     $1,000.00      $1,002.30        $10.50
   R1    -----------------------------------------------------------------------
         Hypothetical (h)   2.08%     $1,000.00      $1,014.72        $10.56
--------------------------------------------------------------------------------
         Actual             1.74%     $1,000.00      $1,004.70         $8.79
   R2    -----------------------------------------------------------------------
         Hypothetical (h)   1.74%     $1,000.00      $1,016.43         $8.84
--------------------------------------------------------------------------------
         Actual             1.65%     $1,000.00      $1,005.00         $8.34
   R3    -----------------------------------------------------------------------
         Hypothetical (h)   1.65%     $1,000.00      $1,016.89         $8.39
--------------------------------------------------------------------------------
         Actual             1.38%     $1,000.00      $1,006.10         $6.98
   R4    -----------------------------------------------------------------------
         Hypothetical (h)   1.38%     $1,000.00      $1,018.25         $7.02
--------------------------------------------------------------------------------
         Actual             1.09%     $1,000.00      $1,007.70         $5.52
   R5    -----------------------------------------------------------------------
         Hypothetical (h)   1.09%     $1,000.00      $1,019.71         $5.55
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 99.1%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                      SHARES/PAR              VALUE ($)
-------------------------------------------------------------------------------------------------------------
Aerospace - 2.6%
-------------------------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                           47,810        $     3,949,106
United Technologies Corp.                                                       38,350              2,404,929
                                                                                              ---------------
                                                                                              $     6,354,035
-------------------------------------------------------------------------------------------------------------
Apparel Manufacturers - 1.2%
-------------------------------------------------------------------------------------------------------------
NIKE, Inc., "B"                                                                 37,670        $     3,042,229
-------------------------------------------------------------------------------------------------------------
Automotive - 0.7%
-------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                            6,270        $       366,858
Johnson Controls, Inc.                                                          18,820              1,353,723
                                                                                              ---------------
                                                                                              $     1,720,581
-------------------------------------------------------------------------------------------------------------
Biotechnology - 2.6%
-------------------------------------------------------------------------------------------------------------
Amgen, Inc. (n)                                                                 34,340        $     2,332,716
Genzyme Corp. (n)                                                               12,690                840,459
Human Genome Sciences, Inc. (l)(n)                                              69,490                780,373
ImClone Systems, Inc. (l)(n)                                                    23,530                703,547
Millipore Corp. (n)                                                             12,600                808,668
Neurochem, Inc. (n)                                                             51,550                917,075
                                                                                              ---------------
                                                                                              $     6,382,838
-------------------------------------------------------------------------------------------------------------
Broadcasting - 2.1%
-------------------------------------------------------------------------------------------------------------
News Corp., "A"                                                                137,920        $     2,624,618
Viacom, Inc., "B" (n)                                                           69,780              2,533,014
                                                                                              ---------------
                                                                                              $     5,157,632
-------------------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 2.5%
-------------------------------------------------------------------------------------------------------------
Affiliated Managers Group, Inc. (l)(n)                                           6,990        $       646,785
Chicago Mercantile Exchange Holdings, Inc.                                       2,040                897,600
Franklin Resources, Inc.                                                         4,880                480,241
Goldman Sachs Group, Inc.                                                        7,450              1,107,443
Legg Mason, Inc. (l)                                                            25,520              2,328,955
MarketAxess Holdings, Inc. (l)(n)                                               89,360                841,771
                                                                                              ---------------
                                                                                              $     6,302,795
-------------------------------------------------------------------------------------------------------------
Business Services - 1.0%
-------------------------------------------------------------------------------------------------------------
CheckFree Corp. (n)                                                             13,610        $       487,238
Cognizant Technology Solutions Corp., "A" (n)                                    9,680                676,729
First Data Corp.                                                                16,330                701,700
Ultimate Software Group, Inc. (n)                                               25,530                576,978
                                                                                              ---------------
                                                                                              $     2,442,645
-------------------------------------------------------------------------------------------------------------
Cable TV - 0.7%
-------------------------------------------------------------------------------------------------------------
Comcast Corp., "Special A" (n)                                                  34,660        $     1,209,981
EchoStar Communications Corp., "A" (n)                                          18,790                596,583
                                                                                              ---------------
                                                                                              $     1,806,564
-------------------------------------------------------------------------------------------------------------
Chemicals - 1.3%
-------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                    66,730        $     3,165,671
-------------------------------------------------------------------------------------------------------------
Computer Software - 3.5%
-------------------------------------------------------------------------------------------------------------
Adobe Systems, Inc. (n)                                                         63,430        $     2,057,669
FileNet Corp. (n)                                                               30,740              1,074,056
Salesforce.com, Inc. (l)(n)                                                     71,500              2,465,320
TIBCO Software, Inc. (n)                                                       375,880              2,954,417
                                                                                              ---------------
                                                                                              $     8,551,462
-------------------------------------------------------------------------------------------------------------
Computer Software - Systems - 3.6%
-------------------------------------------------------------------------------------------------------------
Apple Computer, Inc. (n)                                                        43,900        $     2,978,615
Hewlett-Packard Co.                                                            150,930              5,518,001
Satyam Computer Services Ltd., ADR (l)                                           9,640                367,959
                                                                                              ---------------
                                                                                              $     8,864,575
-------------------------------------------------------------------------------------------------------------
Construction - 0.7%
-------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.                                                               17,300        $       379,389
Masco Corp. (l)                                                                 48,960              1,341,994
                                                                                              ---------------
                                                                                              $     1,721,383
-------------------------------------------------------------------------------------------------------------
Consumer Goods & Services - 3.1%
-------------------------------------------------------------------------------------------------------------
Avon Products, Inc.                                                             45,440        $     1,304,582
DTS, Inc. (l)(n)                                                                22,050                405,279
eBay, Inc. (n)                                                                  31,140                867,560
Estee Lauder Cos., Inc., "A"                                                    37,390              1,378,195
ITT Educational Services, Inc. (n)                                               2,810                185,713
Monster Worldwide, Inc. (n)                                                     15,180                618,433
Scotts Miracle-Gro Co. (l)                                                      58,830              2,524,984
Strayer Education, Inc.                                                          2,540                267,716
                                                                                              ---------------
                                                                                              $     7,552,462
-------------------------------------------------------------------------------------------------------------
Containers - 0.3%
-------------------------------------------------------------------------------------------------------------
Crown Holdings, Inc. (n)                                                        44,850        $       824,792
-------------------------------------------------------------------------------------------------------------
Electrical Equipment - 1.4%
-------------------------------------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., "A"                                             8,000        $       314,880
Rockwell Automation, Inc.                                                       37,980              2,141,312
Tyco International Ltd.                                                         36,460                953,429
                                                                                              ---------------
                                                                                              $     3,409,621
-------------------------------------------------------------------------------------------------------------
Electronics - 4.3%
-------------------------------------------------------------------------------------------------------------
Applied Materials, Inc. (l)                                                     47,430        $       800,618
Intel Corp.                                                                    171,560              3,352,282
Marvell Technology Group Ltd. (n)                                               59,900              1,048,849
SanDisk Corp. (n)                                                               42,170              2,484,656
Tessera Technologies, Inc. (l)(n)                                               52,130              1,715,077
Varian Semiconductor Equipment Associates, Inc. (l)(n)                          20,405                720,501
Volterra Semiconductor Corp. (l)(n)                                             39,410                594,303
                                                                                              ---------------
                                                                                              $    10,716,286
-------------------------------------------------------------------------------------------------------------
Energy - Independent - 1.8%
-------------------------------------------------------------------------------------------------------------
Apache Corp.                                                                    14,590        $       952,435
CONSOL Energy, Inc.                                                             13,680                498,910
Devon Energy Corp.                                                              18,210              1,137,943
EOG Resources, Inc.                                                             19,450              1,260,749
Occidental Petroleum Corp.                                                      12,380                631,256
                                                                                              ---------------
                                                                                              $     4,481,293
-------------------------------------------------------------------------------------------------------------
Energy - Integrated - 5.3%
-------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                   56,510        $     3,639,244
Exxon Mobil Corp.                                                              121,372              8,213,243
Hess Corp.                                                                      25,670              1,175,173
                                                                                              ---------------
                                                                                              $    13,027,660
-------------------------------------------------------------------------------------------------------------
Food & Beverages - 1.4%
-------------------------------------------------------------------------------------------------------------
Diamond Foods, Inc. (l)                                                         78,913        $     1,178,171
General Mills, Inc.                                                             19,140              1,037,962
PepsiCo, Inc.                                                                    8,909                581,580
Tyson Foods, Inc., "A"                                                          41,880                616,892
                                                                                              ---------------
                                                                                              $     3,414,605
-------------------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.1%
-------------------------------------------------------------------------------------------------------------
CVS Corp.                                                                       40,100        $     1,345,355
Kroger Co.                                                                      30,110                716,919
Walgreen Co.                                                                    14,070                695,902
                                                                                              ---------------
                                                                                              $     2,758,176
-------------------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.4%
-------------------------------------------------------------------------------------------------------------
Abitibi-Consolidated, Inc. (l)                                                 331,020        $       893,754
-------------------------------------------------------------------------------------------------------------
Gaming & Lodging - 1.0%
-------------------------------------------------------------------------------------------------------------
Global Cash Access Holdings, Inc. (n)                                           31,650        $       488,360
Hilton Hotels Corp.                                                             13,970                355,816
International Game Technology                                                   10,300                398,404
Las Vegas Sands Corp. (n)                                                        4,880                340,673
Penn National Gaming, Inc. (n)                                                   6,240                206,669
Shuffle Master, Inc. (l)(n)                                                     11,150                310,304
Station Casinos, Inc. (l)                                                        8,620                502,115
                                                                                              ---------------
                                                                                              $     2,602,341
-------------------------------------------------------------------------------------------------------------
General Merchandise - 1.1%
-------------------------------------------------------------------------------------------------------------
Kohl's Corp. (n)                                                                28,260        $     1,766,533
Stage Stores, Inc.                                                              36,500                962,140
                                                                                              ---------------
                                                                                              $     2,728,673
-------------------------------------------------------------------------------------------------------------
Health Maintenance Organizations - 1.3%
-------------------------------------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                                        25,840        $     1,342,388
WellPoint, Inc. (n)                                                             23,630              1,829,198
                                                                                              ---------------
                                                                                              $     3,171,586
-------------------------------------------------------------------------------------------------------------
Insurance - 4.5%
-------------------------------------------------------------------------------------------------------------
Ace Ltd.                                                                        40,250        $     2,167,865
AFLAC, Inc.                                                                     22,420              1,010,469
Chubb Corp.                                                                     35,060              1,758,610
Endurance Specialty Holdings Ltd.                                               34,320              1,107,506
Genworth Financial, Inc., "A"                                                   42,620              1,467,407
MetLife, Inc.                                                                   30,220              1,663,007
St. Paul Travelers Cos., Inc.                                                   44,030              1,932,917
                                                                                              ---------------
                                                                                              $    11,107,781
-------------------------------------------------------------------------------------------------------------
Internet - 1.0%
-------------------------------------------------------------------------------------------------------------
CNET Networks, Inc. (l)(n)                                                      71,080        $       670,284
Google, Inc., "A" (n)                                                            3,370              1,275,646
Yahoo!, Inc. (n)                                                                21,270                613,001
                                                                                              ---------------
                                                                                              $     2,558,931
-------------------------------------------------------------------------------------------------------------
Leisure & Toys - 0.4%
-------------------------------------------------------------------------------------------------------------
Electronic Arts, Inc. (n)                                                        9,560        $       487,273
THQ, Inc. (l)(n)                                                                15,680                404,544
                                                                                              ---------------
                                                                                              $       891,817
-------------------------------------------------------------------------------------------------------------
Machinery & Tools - 1.8%
-------------------------------------------------------------------------------------------------------------
Deere & Co.                                                                     32,330        $     2,524,973
Eaton Corp.                                                                     18,710              1,244,215
Gardner Denver, Inc. (n)                                                        17,030                612,569
                                                                                              ---------------
                                                                                              $     4,381,757
-------------------------------------------------------------------------------------------------------------
Major Banks - 4.9%
-------------------------------------------------------------------------------------------------------------
Bank of America Corp.                                                          107,524        $     5,534,260
Bank of New York Co., Inc.                                                      81,890              2,763,788
PNC Financial Services Group, Inc.                                              34,210              2,421,726
SunTrust Banks, Inc.                                                            19,850              1,516,540
                                                                                              ---------------
                                                                                              $    12,236,314
-------------------------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 1.5%
-------------------------------------------------------------------------------------------------------------
Allion Healthcare, Inc. (l)(n)                                                 138,610        $       602,953
AMICAS, Inc. (l)(n)                                                            104,910                339,908
Cardinal Health, Inc.                                                            9,180                618,916
Caremark Rx, Inc.                                                               17,250                999,465
Healthcare Services Group, Inc. (l)                                             37,680                854,959
McKesson Corp.                                                                   6,700                340,360
                                                                                              ---------------
                                                                                              $     3,756,561
-------------------------------------------------------------------------------------------------------------
Medical Equipment - 2.0%
-------------------------------------------------------------------------------------------------------------
Advanced Medical Optics, Inc. (l)(n)                                             9,530        $       458,869
Aspect Medical Systems, Inc. (l)(n)                                             35,350                682,962
Baxter International, Inc.                                                      22,840              1,013,639
Boston Scientific Corp. (n)                                                     44,460                775,382
Medtronic, Inc.                                                                 11,080                519,652
St. Jude Medical, Inc. (n)                                                      21,450                780,995
Thoratec Corp. (n)                                                              55,120                808,059
                                                                                              ---------------
                                                                                              $     5,039,558
-------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.9%
-------------------------------------------------------------------------------------------------------------
BHP Billiton PLC                                                                90,030        $     1,716,696
Inmet Mining Corp.                                                              11,070                465,989
                                                                                              ---------------
                                                                                              $     2,182,685
-------------------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.9%
-------------------------------------------------------------------------------------------------------------
Williams Cos., Inc.                                                             87,150        $     2,146,505
-------------------------------------------------------------------------------------------------------------
Network & Telecom - 2.2%
-------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. (n)                                                         83,860        $     1,844,081
Juniper Networks, Inc. (n)                                                     121,800              1,786,806
NICE Systems Ltd., ADR (n)                                                      38,750                967,200
Nortel Networks Corp. (n)                                                      441,950                923,675
                                                                                              ---------------
                                                                                              $     5,521,762
-------------------------------------------------------------------------------------------------------------
Oil Services - 1.2%
-------------------------------------------------------------------------------------------------------------
Cameron International Corp. (n)                                                  7,150        $       342,556
Dresser-Rand Group, Inc. (l)(n)                                                 33,590                686,915
GlobalSantaFe Corp.                                                             18,140                892,851
National-Oilwell Varco, Inc. (n)                                                 6,140                400,942
Noble Corp.                                                                      9,130                597,011
                                                                                              ---------------
                                                                                              $     2,920,275
-------------------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 6.9%
-------------------------------------------------------------------------------------------------------------
American Express Co.                                                            62,930        $     3,306,342
Commerce Bancorp, Inc. (l)                                                      49,830              1,659,837
Countrywide Financial Corp.                                                     92,890              3,139,682
Fannie Mae                                                                      36,940              1,944,891
Investors Financial Services Corp. (l)                                          53,790              2,493,704
JPMorgan Chase & Co.                                                            36,100              1,648,326
SLM Corp.                                                                       61,440              2,981,683
                                                                                              ---------------
                                                                                              $    17,174,465
-------------------------------------------------------------------------------------------------------------
Personal Computers & Peripherals - 0.1%
-------------------------------------------------------------------------------------------------------------
Nuance Communications, Inc. (l)(n)                                              46,850        $       367,772
-------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 5.7%
-------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                                  16,180        $     1,853,581
Eli Lilly & Co.                                                                 49,330              2,759,027
Endo Pharmaceuticals Holdings, Inc. (n)                                         19,480                643,424
Johnson & Johnson                                                               59,730              3,862,142
Medicis Pharmaceutical Corp., "A" (l)                                           12,310                360,560
Merck & Co., Inc.                                                               64,310              2,607,771
Wyeth                                                                           40,280              1,961,636
                                                                                              ---------------
                                                                                              $    14,048,141
-------------------------------------------------------------------------------------------------------------
Printing & Publishing - 0.6%
-------------------------------------------------------------------------------------------------------------
New York Times Co., "A" (l)                                                     63,990        $     1,441,055
-------------------------------------------------------------------------------------------------------------
Railroad & Shipping - 0.6%
-------------------------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                              16,170        $     1,082,581
Norfolk Southern Corp.                                                          11,230                479,858
                                                                                              ---------------
                                                                                              $     1,562,439
-------------------------------------------------------------------------------------------------------------
Real Estate - 2.4%
-------------------------------------------------------------------------------------------------------------
BRE Properties, Inc., "A", REIT                                                 16,990        $     1,003,939
Equity Office Properties Trust, REIT                                            32,400              1,201,716
Maguire Properties, Inc., REIT                                                  33,310              1,329,402
Simon Property Group, Inc., REIT                                                14,290              1,211,649
Taubman Centers, Inc., REIT                                                     29,600              1,192,584
                                                                                              ---------------
                                                                                              $     5,939,290
-------------------------------------------------------------------------------------------------------------
Restaurants - 0.9%
-------------------------------------------------------------------------------------------------------------
Applebee's International, Inc.                                                  16,600        $       344,450
Red Robin Gourmet Burgers, Inc. (l)(n)                                          12,620                532,690
Texas Roadhouse, Inc. (l)(n)                                                    41,430                500,474
YUM! Brands, Inc.                                                               16,470                805,054
                                                                                              ---------------
                                                                                              $     2,182,668
-------------------------------------------------------------------------------------------------------------
Specialty Chemicals - 2.5%
-------------------------------------------------------------------------------------------------------------
NuCO2, Inc. (l)(n)                                                              59,230        $     1,614,018
Praxair, Inc.                                                                   79,260              4,550,317
                                                                                              ---------------
                                                                                              $     6,164,335
-------------------------------------------------------------------------------------------------------------
Specialty Stores - 2.4%
-------------------------------------------------------------------------------------------------------------
Advance Auto Parts, Inc.                                                        29,240        $       880,709
Aeropostale, Inc. (n)                                                           40,880              1,038,352
Chico's FAS, Inc. (n)                                                           23,530                433,893
Home Depot, Inc.                                                                59,350              2,035,111
PetSmart, Inc.                                                                  36,280                910,628
Urban Outfitters, Inc. (l)(n)                                                   20,190                316,781
Williams-Sonoma, Inc.                                                           12,760                375,910
                                                                                              ---------------
                                                                                              $     5,991,384
-------------------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 0.8%
-------------------------------------------------------------------------------------------------------------
Global Signal, Inc., REIT                                                        6,900        $       331,200
Rogers Communications, Inc., "B"                                                32,020              1,652,234
                                                                                              ---------------
                                                                                              $     1,983,434
-------------------------------------------------------------------------------------------------------------
Telephone Services - 2.4%
-------------------------------------------------------------------------------------------------------------
AT&T, Inc.                                                                      76,730        $     2,388,605
Embarq Corp.                                                                     8,021                378,190
Sprint Nextel Corp.                                                             44,530                753,448
TELUS Corp. (non-voting shares)                                                 50,580              2,412,125
                                                                                              ---------------
                                                                                              $     5,932,368
-------------------------------------------------------------------------------------------------------------
Tobacco - 3.2%
-------------------------------------------------------------------------------------------------------------
Altria Group, Inc.                                                              94,400        $     7,885,232
-------------------------------------------------------------------------------------------------------------
Trucking - 1.0%
-------------------------------------------------------------------------------------------------------------
FedEx Corp.                                                                     11,020        $     1,113,351
UTi Worldwide, Inc.                                                             62,130              1,432,096
                                                                                              ---------------
                                                                                              $     2,545,447
-------------------------------------------------------------------------------------------------------------
Utilities - Electric Power - 3.3%
-------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                        13,320        $     1,064,135
Duke Energy Corp.                                                               39,380              1,181,400
Edison International                                                            15,020                655,473
Exelon Corp.                                                                    24,490              1,493,400
FPL Group, Inc.                                                                 31,550              1,402,398
NRG Energy, Inc. (n)                                                            25,710              1,301,954
TXU Corp.                                                                       16,650              1,102,397
                                                                                              ---------------
                                                                                              $     8,201,157
-------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $232,696,967)                                           $   245,256,792
-------------------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 11.3%
-------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                             27,899,818        $    27,899,818
-------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $260,596,785)                                             $   273,156,610
-------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (10.4)%                                                          (25,671,472)
-------------------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                           $   247,485,138
-------------------------------------------------------------------------------------------------------------
(l) All or a portion of this security is on loan.
(n) Non-income producing security.

The following abbreviations are used in this report and are defined:

ADR  American Depository Receipt
REIT Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
------------------------------------------------------------------------------------------------------
Investments, at value, including $27,144,092 of securities
on loan (identified cost, $260,596,785)                             $273,156,610
Receivable for investments sold                                        4,958,122
Receivable for fund shares sold                                          131,114
Interest and dividends receivable                                        392,545
Other assets                                                               1,471
------------------------------------------------------------------------------------------------------
Total assets                                                                              $278,639,862
------------------------------------------------------------------------------------------------------

LIABILITIES
------------------------------------------------------------------------------------------------------
Payable to custodian                                                    $245,714
Payable for investments purchased                                      2,376,305
Payable for fund shares reacquired                                       447,817
Collateral for securities loaned, at value                            27,899,818
Payable to affiliates
  Management fee                                                           8,818
  Shareholder servicing costs                                             31,841
  Distribution and service fees                                            6,948
  Administrative services fee                                                285
  Retirement plan administration and services fees                           215
Payable for independent trustees' compensation                            35,862
Accrued expenses and other liabilities                                   101,101
------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $31,154,724
------------------------------------------------------------------------------------------------------
Net assets                                                                                $247,485,138
------------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF
------------------------------------------------------------------------------------------------------
Paid-in capital                                                     $219,926,729
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies           12,559,864
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                         15,034,346
Accumulated net investment loss                                          (35,801)
------------------------------------------------------------------------------------------------------
Net assets                                                                                $247,485,138
------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   13,837,008
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued
Class A shares
------------------------------------------------------------------------------------------------------
  Net assets                                                        $146,354,701
  Shares outstanding                                                   8,053,387
------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                     $18.17
------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                $19.28
------------------------------------------------------------------------------------------------------

Class B shares
------------------------------------------------------------------------------------------------------
  Net assets                                                         $49,191,974
  Shares outstanding                                                   2,867,404
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $17.16
------------------------------------------------------------------------------------------------------

Class C shares
------------------------------------------------------------------------------------------------------
  Net assets                                                         $16,613,264
  Shares outstanding                                                     972,226
------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                  $17.09
------------------------------------------------------------------------------------------------------

Class I shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $4,762,609
  Shares outstanding                                                     254,469
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $18.72
------------------------------------------------------------------------------------------------------

Class R shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $5,446,248
  Shares outstanding                                                     301,496
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $18.06
------------------------------------------------------------------------------------------------------

Class R1 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $440,881
  Shares outstanding                                                      25,763
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $17.11
------------------------------------------------------------------------------------------------------

Class R2 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                            $779,880
  Shares outstanding                                                      45,332
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $17.20
------------------------------------------------------------------------------------------------------

Class R3 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                          $1,193,191
  Shares outstanding                                                      66,417
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $17.97
------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                         $22,646,378
  Shares outstanding                                                   1,247,443
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $18.15
------------------------------------------------------------------------------------------------------

Class R5 shares
------------------------------------------------------------------------------------------------------
  Net assets                                                             $56,012
  Shares outstanding                                                       3,071
------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                               $18.24
------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses.
It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT LOSS
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                            $3,624,916
  Interest                                                                146,294
  Foreign taxes withheld                                                  (10,603)
------------------------------------------------------------------------------------------------------
Total investment income                                                                     $3,760,607
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                       $1,618,769
  Distribution and service fees                                         1,376,576
  Shareholder servicing costs                                             440,113
  Administrative services fee                                              42,393
  Retirement plan administration and services fees                         17,503
  Independent trustees' compensation                                       11,355
  Custodian fee                                                           106,915
  Shareholder communications                                               54,664
  Auditing fees                                                            48,614
  Legal fees                                                                7,160
  Miscellaneous                                                           195,873
------------------------------------------------------------------------------------------------------
Total expenses                                                                              $3,919,935
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                    (20,067)
  Reduction of expenses by investment adviser                              (3,362)
------------------------------------------------------------------------------------------------------
Net expenses                                                                                $3,896,506
------------------------------------------------------------------------------------------------------
Net investment loss                                                                          $(135,899)
------------------------------------------------------------------------------------------------------

Statement of Operations - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions                                             $22,222,083
  Foreign currency transactions                                           (11,290)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                      $22,210,793
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments                                                         $(8,617,425)
  Translation of assets and liabilities in foreign currencies                 (67)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                       $(8,617,492)
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                           $13,593,301
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                       $13,457,402
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                             YEARS ENDED 8/31
                                                                    ----------------------------------
                                                                         2006                     2005

CHANGE IN NET ASSETS

FROM OPERATIONS
------------------------------------------------------------------------------------------------------
Net investment loss                                                 $(135,899)               $(243,156)
Net realized gain (loss) on investments and foreign
currency transactions                                              22,210,793               17,758,149
Net unrealized gain (loss) on investments and foreign
currency translation                                               (8,617,492)               9,020,319
------------------------------------------------------------------------------------------------------
Change in net assets from operations                              $13,457,402              $26,535,312
------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------
From net realized gain on investments and foreign
currency transactions
  Class A                                                         $(6,566,925)                     $--
  Class B                                                          (3,172,137)                      --
  Class C                                                            (835,667)                      --
  Class I                                                            (151,657)                      --
  Class R                                                            (292,512)                      --
  Class R1                                                             (6,519)                      --
  Class R2                                                             (2,469)                      --
  Class R3                                                            (54,897)                      --
  Class R4                                                             (2,358)                      --
  Class R5                                                             (2,358)                      --
------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(11,087,499)                     $--
------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions                  $4,102,717              $53,568,852
------------------------------------------------------------------------------------------------------
Redemption fees                                                           $--                   $2,690
------------------------------------------------------------------------------------------------------
Total change in net assets                                         $6,472,620              $80,106,854
------------------------------------------------------------------------------------------------------

NET ASSETS
------------------------------------------------------------------------------------------------------
At beginning of period                                            241,012,518              160,905,664
At end of period (including accumulated net investment loss
of $35,801 and $35,991, respectively)                            $247,485,138             $241,012,518
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                     YEARS ENDED 8/31
                                              ----------------------------------------------------------------------------
                                                     2006             2005            2004            2003            2002

Net asset value, beginning of period               $17.88           $15.35          $13.97          $12.51          $15.15
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                         $0.03            $0.03           $0.03           $0.04           $0.00(w)
  Net realized and unrealized gain (loss)
  on investments and foreign currency                1.06             2.50            1.35            1.42           (2.38)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $1.09            $2.53           $1.38           $1.46          $(2.38)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                    $(0.80)             $--             $--             $--          $(0.26)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $18.17           $17.88          $15.35          $13.97          $12.51
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           6.25            16.48            9.88(b)        11.67          (16.00)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               1.37             1.41            1.38            1.47            1.37
Expenses after expense reductions (f)                1.36             1.41            1.38             N/A             N/A
Net investment income                                0.15             0.17            0.22            0.29            0.03
Portfolio turnover                                    138               81             116             121             100
Net assets at end of period (000 Omitted)        $146,355         $141,808         $67,415         $53,704         $50,366
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                      YEARS ENDED 8/31
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003            2002

Net asset value, beginning of period                $17.03          $14.71          $13.48          $12.14          $14.81
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.09)         $(0.08)         $(0.06)         $(0.04)         $(0.09)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    1.02            2.40            1.29            1.38           (2.32)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.93           $2.32           $1.23           $1.34          $(2.41)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(0.80)            $--             $--             $--          $(0.26)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.16          $17.03          $14.71          $13.48          $12.14
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            5.60           15.77            9.12(b)        11.04          (16.57)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.02            2.06            2.02            2.12            2.02
Expenses after expense reductions (f)                 2.02            2.06            2.02             N/A             N/A
Net investment loss                                  (0.50)          (0.47)          (0.43)          (0.36)          (0.62)
Portfolio turnover                                     138              81             116             121             100
Net assets at end of period (000 Omitted)          $49,192         $71,088         $73,395         $75,007         $73,146
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                      YEARS ENDED 8/31
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003            2002

Net asset value, beginning of period                $16.97          $14.66          $13.43          $12.10          $14.76
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                           $(0.09)         $(0.08)         $(0.06)         $(0.04)         $(0.09)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    1.01            2.39            1.29            1.37           (2.31)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $0.92           $2.31           $1.23           $1.33          $(2.40)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(0.80)            $--             $--             $--          $(0.26)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $17.09          $16.97          $14.66          $13.43          $12.10
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            5.56           15.76            9.16(b)        10.99          (16.56)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.02            2.06            2.02            2.12            2.02
Expenses after expense reductions (f)                 2.02            2.06            2.02             N/A             N/A
Net investment loss                                  (0.50)          (0.48)          (0.43)          (0.35)          (0.62)
Portfolio turnover                                     138              81             116             121             100
Net assets at end of period (000 Omitted)          $16,613         $17,898         $15,990         $15,325         $17,521
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                      YEARS ENDED 8/31
                                                --------------------------------------------------------------------------
                                                      2006            2005            2004            2003            2002

Net asset value, beginning of period                $18.33          $15.68          $14.22          $12.69          $15.31
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM
INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                          $0.09           $0.09           $0.09           $0.08           $0.06
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    1.10            2.56            1.37            1.45           (2.42)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $1.19           $2.65           $1.46           $1.53          $(2.36)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and
  foreign currency transactions                     $(0.80)            $--             $--             $--          $(0.26)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $18.72          $18.33          $15.68          $14.22          $12.69
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                               6.66           16.90           10.27(b)        12.06          (15.70)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.01            1.09            1.03            1.12            1.02
Expenses after expense reductions (f)                 1.01            1.09            1.03             N/A             N/A
Net investment income                                 0.50            0.51            0.56            0.65            0.38
Portfolio turnover                                     138              81             116             121             100
Net assets at end of period (000 Omitted)           $4,763          $3,170            $460            $398            $428
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                           YEARS ENDED 8/31
                                                            -------------------------------------------------------------
                                                                   2006              2005            2004         2003(i)

Net asset value, beginning of period                             $17.80            $15.31          $13.96          $11.98
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                $0.00(w)          $0.00(w)        $0.02          $(0.00)(w)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             1.06              2.49            1.33            1.98(g)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $1.06             $2.49           $1.35           $1.98
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                          $(0.80)              $--             $--             $--
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $18.06            $17.80          $15.31          $13.96
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                            6.11             16.26            9.67(b)        16.53(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.51              1.56            1.49            1.74(a)
Expenses after expense reductions (f)                              1.51              1.56            1.49             N/A
Net investment income (loss)                                       0.00(w)           0.03            0.13           (0.04)(a)
Portfolio turnover                                                  138                81             116             121
Net assets at end of period (000 Omitted)                        $5,446            $5,888          $3,030             $17
-------------------------------------------------------------------------------------------------------------------------

CLASS R1                                                                                         YEARS ENDED 8/31
                                                                                          -------------------------------
                                                                                                 2006             2005(i)

Net asset value, beginning of period                                                           $17.01              $16.25
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                                      $(0.10)             $(0.04)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                                       1.00                0.80(g)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                $0.90               $0.76
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions                      $(0.80)                $--
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                 $17.11              $17.01
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                          5.43                4.68(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                           2.20                2.23(a)
Expenses after expense reductions (f)                                                            2.11                2.23(a)
Net investment loss                                                                             (0.61)              (0.63)(a)
Portfolio turnover                                                                                138                  81
Net assets at end of period (000 Omitted)                                                        $441                 $55
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                                     YEARS ENDED 8/31
                                                                                      -------------------------------
                                                                                             2006             2005(i)

Net asset value, beginning of period                                                       $17.03              $16.25
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment loss (d)                                                                  $(0.05)             $(0.02)
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                                   1.02                0.80(g)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                            $0.97               $0.78
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions                  $(0.80)                $--
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $17.20              $17.03
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                      5.85                4.80(n)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                       1.90                1.93(a)
Expenses after expense reductions (f)                                                        1.75                1.93(a)
Net investment loss                                                                         (0.29)              (0.33)(a)
Portfolio turnover                                                                            138                  81
Net assets at end of period (000 Omitted)                                                    $780                 $52
---------------------------------------------------------------------------------------------------------------------

CLASS R3                                                                             YEARS ENDED 8/31
                                                                      -----------------------------------------------
                                                                             2006              2005           2004(i)

Net asset value, beginning of period                                       $17.74            $15.29            $14.57
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                         $(0.03)           $(0.04)            $0.03
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                           1.06              2.49              0.69(g)
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            $1.03             $2.45             $0.72
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign
  currency transactions                                                    $(0.80)              $--               $--
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $17.97            $17.74             15.29
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                      5.96             16.02              4.94(b)(n)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                       1.77              1.81              1.80(a)
Expenses after expense reductions (f)                                        1.67              1.81              1.80(a)
Net investment income (loss)                                                (0.15)            (0.22)             0.27(a)
Portfolio turnover                                                            138                81               116
Net assets at end of period (000 Omitted)                                  $1,193              $948              $616
---------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                                               YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $17.88              $17.02
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.05               $0.01
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           1.02                0.85(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.07               $0.86
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions          $(0.80)                $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $18.15              $17.88
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                              6.14                5.05(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.37                1.43(a)
Expenses after expense reductions (f)                                                1.37                1.43(a)
Net investment income                                                                0.27                0.17(a)
Portfolio turnover                                                                    138                  81
Net assets at end of period (000 Omitted)                                         $22,646                 $53
-------------------------------------------------------------------------------------------------------------

CLASS R5                                                                               YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $17.90              $17.02
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.07               $0.03
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           1.07                0.85(g)
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $1.14               $0.88
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net realized gain on investments and foreign currency transactions          $(0.80)                $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $18.24              $17.90
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                              6.54                5.17(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.12                1.13(a)
Expenses after expense reductions (f)                                                1.12                1.13(a)
Net investment income                                                                0.40                0.47(a)
Portfolio turnover                                                                    138                  81
Net assets at end of period (000 Omitted)                                             $56                 $53
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.

(a) Annualized.

(b) The fund's net asset value and total return calculation include a non-recurring accrual recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales. The non-recurring accrual did not have a material impact on the net asset value per share based on the shares outstanding on the day the proceeds were recorded.
(d) Per share data are based on average shares outstanding.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), October 31, 2003 (Class R3), and
    April 1, 2005 (Classes R1, R2, R4, and R5) through the stated period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Core Equity Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee (which was retained by the fund) on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition (either by purchase or exchange). Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $15,086 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $4,981 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective
January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                  8/31/06             8/31/05

Long-term capital gain                        $11,087,499                 $--

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06

          Cost of investments                           $261,470,198
          ----------------------------------------------------------
          Gross appreciation                             $20,464,962
          Gross depreciation(8,778,550)
          ----------------------------------------------------------
          Net unrealized appreciation (depreciation)     $11,686,412
          Undistributed ordinary income                    4,993,352
          Undistributed long-term capital gain            10,977,092
          Other temporary differences                        (98,447)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average daily net assets        0.65%
          Average daily net assets in excess of $500 million    0.55%

The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.65% of the fund's average daily net assets.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $35,228 for the year ended August 31, 2006, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:

                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE
Class A                             0.10%              0.25%              0.35%             0.35%            $525,137
Class B                             0.75%              0.25%              1.00%             1.00%             609,947
Class C                             0.75%              0.25%              1.00%             1.00%             182,437
Class R                             0.25%              0.25%              0.50%             0.50%              29,820
Class R1                            0.50%              0.25%              0.75%             0.75%               1,638
Class R2                            0.25%              0.25%              0.50%             0.50%               2,416
Class R3                            0.25%              0.25%              0.50%             0.50%               5,753
Class R4                               --              0.25%              0.25%             0.25%              19,428
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $1,376,576

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                     $1,201
              Class B                                    115,937
              Class C                                      1,429

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $242,986, which equated to 0.0976% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $93,393. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500.

The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0170% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                             ANNUAL
                                                          EFFECTIVE        TOTAL
                                             FEE RATE       RATE(g)       AMOUNT

Class R1                                        0.45%         0.35%         $983
Class R2                                        0.40%         0.25%        1,933
Class R3                                        0.25%         0.16%        2,876
Class R4                                        0.15%         0.15%       11,656
Class R5                                        0.10%         0.10%           55
--------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                   $17,503

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $2,004 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $2,180. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in a net decrease in expense of $546. Both amounts are included in Independent trustees' compensation for the year ended
August 31, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $35,416 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $1,618. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $1,358, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES           SALES

U.S. government securities                            $1,857,500        $101,071
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)        $336,371,694    $343,918,038
--------------------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                     YEAR ENDED                       YEAR ENDED
                                                       8/31/06                          8/31/05
                                              SHARES           AMOUNT          SHARES           AMOUNT
Shares sold
  Class A                                     2,443,666       $43,867,932      5,204,906       $90,048,226
  Class B                                       811,627        13,942,781      1,321,624        21,946,642
  Class C                                       262,041         4,460,022        338,243         5,567,632
  Class I                                       125,891         2,329,642        164,757         2,901,520
  Class R                                       111,566         1,994,369        252,058         4,402,599
  Class R1                                       26,009           443,322          3,214            52,371
  Class R2                                       44,042           755,492          3,077            50,000
  Class R3                                       35,849           633,797         22,723           393,385
  Class R4                                    1,555,647        28,508,981          2,938            50,000
  Class R5                                            3                81          2,938            50,000
----------------------------------------------------------------------------------------------------------
                                              5,416,341       $96,936,419      7,316,478      $125,462,375

Shares issued to shareholders in
reinvestment of distributions
  Class A                                       355,194        $6,254,963             --               $--
  Class B                                       171,172         2,860,279             --                --
  Class C                                        42,451           706,380             --                --
  Class I                                         6,859           124,080             --                --
  Class R                                        16,688           292,512             --                --
  Class R1                                          395             6,519             --                --
  Class R2                                          148             2,469             --                --
  Class R3                                        3,146            54,897             --                --
  Class R4                                          134             2,358             --                --
  Class R5                                          134             2,358             --                --
----------------------------------------------------------------------------------------------------------
                                                596,321       $10,306,815             --               $--

Shares reacquired
  Class A                                    (2,675,775)     $(47,849,495)    (1,666,274)     $(28,481,139)
  Class B                                    (2,289,768)      (38,886,362)    (2,135,925)      (34,776,369)
  Class C                                      (387,175)       (6,483,150)      (374,082)       (6,036,198)
  Class I                                       (51,250)         (948,111)       (21,124)         (370,848)
  Class R                                      (157,462)       (2,824,272)      (119,291)       (2,072,962)
  Class R1                                       (3,855)          (64,830)            --                --
  Class R2                                       (1,935)          (31,647)            --                --
  Class R3                                      (26,032)         (463,349)        (9,547)         (156,007)
  Class R4                                     (311,276)       (5,589,225)            --                --
  Class R5                                           (4)              (76)            --                --
----------------------------------------------------------------------------------------------------------
                                             (5,904,532)    $(103,140,517)    (4,326,243)     $(71,893,523)

Net change
  Class A                                       123,085        $2,273,400      3,538,632       $61,567,087
  Class B                                    (1,306,969)      (22,083,302)      (814,301)      (12,829,727)
  Class C                                       (82,683)       (1,316,748)       (35,839)         (468,566)
  Class I                                        81,500         1,505,611        143,633         2,530,672
  Class R                                       (29,208)         (537,391)       132,767         2,329,637
  Class R1                                       22,549           385,011          3,214            52,371
  Class R2                                       42,255           726,314          3,077            50,000
  Class R3                                       12,963           225,345         13,176           237,378
  Class R4                                    1,244,505        22,922,114          2,938            50,000
  Class R5                                          133             2,363          2,938            50,000
----------------------------------------------------------------------------------------------------------
                                                108,130        $4,102,717      2,990,235       $53,568,852

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $2,155 and $2,813, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of
MFS Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Core Equity Fund (the Fund) (one of the portfolios comprising MFS Series
Trust I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Core Equity Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
                                                 ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each
Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------       ----------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-----------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                      CUSTODIAN
Massachusetts Financial Services Company                State Street Bank and Trust Company
500 Boylston Street, Boston, MA 02116-3741              225 Franklin Street, Boston, MA 02110


DISTRIBUTOR                                             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
MFS Fund Distributors, Inc.                             Ernst & Young LLP
500 Boylston Street, Boston, MA 02116-3741              200 Clarendon Street, Boston, MA 02116

PORTFOLIO MANAGER
Katrina A. Mead

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that MFS has agreed in writing to observe an advisory fee waiver on assets over $500 million, which may not be changed without the Trustees' approval. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate was lower than the Lipper expense group median, and the Fund's total expense ratio was approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund's advisory fee rate schedule described above. The Trustees concluded that the existing breakpoint was sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $13,496,568 as capital gain dividends paid during the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

                             M F S(R)
                             INVESTMENT MANAGEMENT

[graphic omitted]

                                 ANNUAL REPORT

KEEPING YOU INFORMED
MFS wants to ensure that you are consistently updated about your investments with us. This shareholder report will not only show how your investment performed during the time period, but will also provide you with informative commentary from the portfolio management team. They will offer an overview of market conditions and will also discuss the specific factors that may have enhanced or detracted from your investment's performance.

MFS(R) RESEARCH INTERNATIONAL FUND

LETTER FROM THE CEO                                           1
---------------------------------------------------------------
PORTFOLIO COMPOSITION                                         2
---------------------------------------------------------------
MANAGEMENT REVIEW                                             3
---------------------------------------------------------------
PERFORMANCE SUMMARY                                           5
---------------------------------------------------------------
EXPENSE TABLE                                                 8
---------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                     10
---------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES                          16
---------------------------------------------------------------
STATEMENT OF OPERATIONS                                      19
---------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                          21
---------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                         23
---------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                35
---------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM      47
---------------------------------------------------------------
TRUSTEES AND OFFICERS                                        48
---------------------------------------------------------------
BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT                54
---------------------------------------------------------------
PROXY VOTING POLICIES AND INFORMATION                        58
---------------------------------------------------------------
QUARTERLY PORTFOLIO DISCLOSURE                               58
---------------------------------------------------------------
FEDERAL TAX INFORMATION                                      58
---------------------------------------------------------------
MFS(R) PRIVACY NOTICE                                        59
---------------------------------------------------------------
CONTACT INFORMATION                                  BACK COVER
---------------------------------------------------------------

Fund objective: Seeks to provide capital appreciation.

THE REPORT IS PREPARED FOR THE GENERAL INFORMATION OF SHAREHOLDERS. IT IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

------------------------------------------------------------------------------
                      NOT FDIC INSURED o MAY LOSE VALUE o
              NO BANK OR CREDIT UNION GUARANTEE o NOT A DEPOSIT o
                NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR
                                   NCUA/NCUSIF
------------------------------------------------------------------------------

                                                                        8/31/06
                                                                        RIF-ANN

LETTER FROM THE CEO

[Photo of Robert J. Manning]

Dear Shareholders:

    The story is as old as the tortoise and the hare, but we believe it is still relevant today -- "slow and steady" is the way to go when it comes to investing. While financial markets will naturally ebb and flow over time, investors who remain committed to a long-term investment strategy are more likely to achieve their goals than those who consistently chase short-term performance.

    The first half of 2006 brought a high degree of fluctuation in markets around the globe as varying economic factors pulled markets in opposite directions. The global economy, for example, continued to grow at its fastest pace in three decades -- spurred by increased international trade, good job growth, and wage increases. At the same time, central banks around the world raised interest rates in sync in a collaborative attempt to curb inflation. While this was a positive development in some regions, in other cases, economic and market gains were tempered.

    What does all of this mean to you as an investor? If you're focused on the long term, these global developments become part of a longer cycle instead of one-time events that can have a significant impact on your portfolio.

    At MFS(R), our investment management process -- honed over 80 years -- combines a unique teamwork approach with an unwavering focus on helping you realize your long-term financial goals. We believe in a three-pronged investment strategy:

    o ALLOCATE holdings across the major asset classes -- including stocks, bonds, and cash.
    o DIVERSIFY within each class to take advantage of different market segments and investing styles.
    o REBALANCE assets regularly to maintain a desired asset allocation.

    Of course, these strategies cannot guarantee a profit or protect against a loss. Investing and planning for the long term requires diligence and patience, two traits that in our experience are essential to capitalizing on the many opportunities the financial markets can offer -- through both up and down economic cycles.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    Chief Executive Officer and Chief Investment Officer
    MFS Investment Management(R)

    October 13, 2006

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

              PORTFOLIO STRUCTURE

              Common Stocks                              98.9%
              Cash & Other Net Assets                     1.1%

              TOP TEN HOLDINGS

              GlaxoSmithKline PLC                         3.3%
              ------------------------------------------------
              Royal Dutch Shell PLC, "A"                  2.5%
              ------------------------------------------------
              TOTAL S.A.                                  2.3%
              ------------------------------------------------
              Nestle S.A.                                 2.2%
              ------------------------------------------------
              BHP Billiton PLC                            2.0%
              ------------------------------------------------
              E.ON AG                                     2.0%
              ------------------------------------------------
              Samsung Electronics Co. Ltd.                2.0%
              ------------------------------------------------
              UBS AG                                      1.9%
              ------------------------------------------------
              BNP Paribas                                 1.9%
              ------------------------------------------------
              HSBC Holdings PLC                           1.8%
              ------------------------------------------------

              EQUITY SECTORS

              Financial Services                         29.0%
              ------------------------------------------------
              Basic Materials                            11.8%
              ------------------------------------------------
              Utilities & Communications                 10.6%
              ------------------------------------------------
              Autos & Housing                             9.0%
              ------------------------------------------------
              Health Care                                 7.9%
              ------------------------------------------------
              Energy                                      7.3%
              ------------------------------------------------
              Technology                                  6.9%
              ------------------------------------------------
              Consumer Staples                            6.5%
              ------------------------------------------------
              Leisure                                     5.2%
              ------------------------------------------------
              Retailing                                   4.7%
              ------------------------------------------------

              COUNTRY WEIGHTINGS

              United Kingdom                             18.9%
              ------------------------------------------------
              Japan                                      16.8%
              ------------------------------------------------
              France                                     12.4%
              ------------------------------------------------
              Switzerland                                10.0%
              ------------------------------------------------
              Germany                                     8.2%
              ------------------------------------------------
              Italy                                       4.3%
              ------------------------------------------------
              South Korea                                 4.1%
              ------------------------------------------------
              Mexico                                      3.5%
              ------------------------------------------------
              Brazil                                      3.3%
              ------------------------------------------------
              Other                                      18.5%
              ------------------------------------------------

Percentages are based on net assets as of 8/31/06.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

SUMMARY OF RESULTS

For the twelve months ended August 31, 2006, Class A shares of the MFS Research International Fund provided a total return of 27.18%, at net asset value. This compares with a return of 24.78% for the fund's benchmark, the MSCI EAFE Index.

CONTRIBUTORS TO PERFORMANCE

Security selection in the energy sector was the primary contributor to performance relative to the fund's benchmark over the period. Our holdings in oil company LUKOIL* (Russia), which is not a benchmark constituent, boosted results. LUKOIL benefited from high oil prices and a recent upgrade in the company's credit rating by Moody's to investment grade levels. Our underweighted positions in BP* (UK) and Royal Dutch Shell (UK) also helped relative performance as the two integrated energy giants underperformed the benchmark.

Stock selection in the utilities and communications sector aided relative results, led by strong performance from energy distributors E.ON (Germany) and SUEZ (France). The autos and housing sector also helped performance, although no individual securities within this sector were among the fund's top contributors.

In other sectors, global steel giant Arcelor* was the top contributing holding during the period. We believe that shares of Arcelor gained in response to rival Mittal Steel's takeover bid for the company. Our positions in several strong-performing financial services companies also bolstered results including real estate company Leopalace21* (Japan), financing firm ORIX (Japan), and banking firms Kookmin Bank* (South Korea) and Unibanco-Uniao de Bancos Brasileiros (Brazil).

During the reporting period, our currency exposure was a contributor to the fund's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

DETRACTORS FROM PERFORMANCE

Security selection in the health care sector detracted from relative results over the period. In particular, our position in strong-performing pharmaceutical firm Astrazeneca* (UK), a benchmark constituent, hurt relative performance as we missed much of the run-up in the stock's price occurring late in the reporting period. Pharmaceutical company GlaxoSmithKline (UK) was also among the top detracting stocks relative to the benchmark.

Our underweighted position and, to a lesser extent, security selection in the special products and services sector hurt performance relative to the benchmark. Stock selection in the retailing sector also detracted from results.

Some of our holdings in Japanese financial services firms were among the fund's top detractors during the reporting period. These included consumer financing firms Aiful and Takefuji, and real estate consulting company K.K. DaVinci Advisors*. Aiful and Takefuji struggled during the period in an increasingly difficult regulatory, business and media environment for consumer finance companies.

Elsewhere, chemical company Kaneka* (Japan) hurt relative results. We feel that Kaneka's shares fell on growing concerns about oversupply of its nutritional food supplement, CoQ10, and the company's lack of pricing power on these products due to increased competition. Other stocks that hindered performance included banking firm OTP Bank (Hungary), broadband service provider FastWeb* (Italy), neither of which are benchmark constituents, and integrated oil company TOTAL (France).

The fund's cash position was a detractor from relative performance. The fund holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Jose Luis Garcia                              Thomas Melendez
Portfolio Manager                             Portfolio Manager

The fund is managed by a team of Global MFS Equity Research analysts, under the general supervision of Mr. Melendez and Mr. Garcia.

* Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio's current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/06

The following chart illustrates the historical performance of the fund's Class A shares in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmark comparisons are unmanaged; do not reflect sales charges, commissions or expenses; and cannot be invested in directly. (See Notes to Performance Summary.)

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE SO YOUR SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN QUOTED. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT MFS.COM. (FOR THE MOST RECENT MONTH-END PERFORMANCE FOR CLASS I SHARES CALL 1-800-343-2829.) THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, January 2, 1997, through the stated period end.)

                              MFS Research
                           International Fund        MSCI EAFE
                               -- Class A              Index

              1/97              $ 9,425              $10,000
              8/97               10,330               10,476
              8/98               10,735               10,490
              8/99               13,261               13,220
              8/00               17,638               14,517
              8/01               13,799               11,021
              8/02               12,143                9,403
              8/03               12,988               10,304
              8/04               16,060               12,683
              8/05               19,700               15,738
              8/06               25,055               19,638

TOTAL RETURNS THROUGH 8/31/06

AVERAGE ANNUAL WITHOUT SALES CHARGE

   Share class     Class inception date        1-yr        5-yr      Life (t)
----------------------------------------------------------------------------
        A                 1/02/97             27.18%      12.67%      10.65%
----------------------------------------------------------------------------
        B                 1/02/98             26.36%      11.95%      10.04%
----------------------------------------------------------------------------
        C                 1/02/98             26.38%      11.96%      10.04%
----------------------------------------------------------------------------
        I                 1/02/97             27.61%      13.07%      11.02%
----------------------------------------------------------------------------
        W                 5/01/06             27.25%      12.68%      10.66%
----------------------------------------------------------------------------
        R                12/31/02             26.98%      12.54%      10.58%
----------------------------------------------------------------------------
       R1                 4/01/05             26.12%      12.42%      10.52%
----------------------------------------------------------------------------
       R2                 4/01/05             26.63%      12.54%      10.58%
----------------------------------------------------------------------------
       R3                10/31/03             26.79%      12.42%      10.53%
----------------------------------------------------------------------------
       R4                 4/01/05             27.07%      12.65%      10.64%
----------------------------------------------------------------------------
       R5                 4/01/05             27.50%      12.75%      10.69%
----------------------------------------------------------------------------
      529A                7/31/02             26.86%      12.45%      10.54%
----------------------------------------------------------------------------
      529B                7/31/02             26.06%      11.85%      10.23%
----------------------------------------------------------------------------
      529C                7/31/02             25.98%      11.84%      10.23%
----------------------------------------------------------------------------

AVERAGE ANNUAL
Comparative benchmark
----------------------------------------------------------------------------
MSCI EAFE Index (f)                           24.78%      12.25%       7.23%
----------------------------------------------------------------------------

AVERAGE ANNUAL WITH SALES CHARGE
   Share class
----------------------------------------------------------------------------
        A                                     19.87%      11.34%       9.97%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
        B                                     22.36%      11.70%      10.04%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
        C                                     25.38%      11.96%      10.04%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------
      529A                                    19.57%      11.12%       9.86%
With Initial Sales Charge (5.75%)
----------------------------------------------------------------------------
      529B                                    22.06%      11.59%      10.23%
With CDSC (Declining over six years
from 4% to 0%) (x)
----------------------------------------------------------------------------
      529C                                    24.98%      11.84%      10.23%
With CDSC (1% for 12 months) (x)
----------------------------------------------------------------------------

Class I, W, R, R1, R2, R3, R4, and R5 shares do not have a sales charge. Please see Notes to Performance Summary for more details.

CDSC - Contingent Deferred Sales Charge.

(f) Source: FactSet Research Systems Inc.
(t) For the period from the commencement of the fund's investment operations, January 2, 1997, through the stated period end.
(x) Assuming redemption at the end of the applicable period.

INDEX DEFINITION

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index - a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class R shares are available only to existing Class R shareholders. Class I shares are only available to certain eligible investors, and Class R1, R2, R3, R4, and R5 shares are only available to certain retirement plans. Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional annual fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more. Class W shares are intended for purchase only through fee-based wrap programs sponsored by financial intermediaries, such as brokerage firms and investment advisers, that have entered into an agreement with the fund's distributor to offer Class W shares to their wrap program clients. The use of Class W shares by a financial intermediary sponsor of a fee-based program will depend on, among other things, the structure of the particular fee-based wrap program. Class W shares may be purchased at net asset value without an initial sales charge or CDSC upon redemption.

Performance for share classes offered after Class A shares includes the performance of the fund's Class A shares for periods prior to their offering. This blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the share class to which it is blended, and lower performance for share classes with lower operating expenses than the share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2006 through August 31, 2006.

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments and redemption fees on certain exchanges and redemptions, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2006 through August 31, 2006.

ACTUAL EXPENSES

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-------------------------------------------------------------------------------
                                                                       Expenses
                                                                     Paid During
                         Annualized    Beginning        Ending        Period(p)
Share                      Expense   Account Value   Account Value    3/01/06-
Class                       Ratio      3/01/06        8/31/06         8/31/06
--------------------------------------------------------------------------------
        Actual              1.38%     $1,000.00      $1,068.70         $7.20
  A     ------------------------------------------------------------------------
        Hypothetical (h)    1.38%     $1,000.00      $1,018.25         $7.02
--------------------------------------------------------------------------------
        Actual              2.03%     $1,000.00      $1,065.20        $10.57
  B    -------------------------------------------------------------------------
        Hypothetical (h)    2.03%     $1,000.00      $1,014.97        $10.31
--------------------------------------------------------------------------------
        Actual              2.03%     $1,000.00      $1,065.40        $10.57
  C     ------------------------------------------------------------------------
        Hypothetical (h)    2.03%     $1,000.00      $1,014.97        $10.31
--------------------------------------------------------------------------------
        Actual              1.04%     $1,000.00      $1,071.00         $5.43
  I     ------------------------------------------------------------------------
        Hypothetical (h)    1.04%     $1,000.00      $1,019.96         $5.30
--------------------------------------------------------------------------------
        Actual              1.20%     $1,000.00        $995.40         $4.03 (i)
  W     ------------------------------------------------------------------------
        Hypothetical (h)    1.20%     $1,000.00      $1,012.81         $4.07 (i)
--------------------------------------------------------------------------------
        Actual              1.53%     $1,000.00      $1,068.10         $7.98
  R     ------------------------------------------------------------------------
        Hypothetical (h)    1.53%     $1,000.00      $1,017.49         $7.78
--------------------------------------------------------------------------------
        Actual              2.13%     $1,000.00      $1,064.50        $11.08
  R1    ------------------------------------------------------------------------
        Hypothetical (h)    2.13%     $1,000.00      $1,014.47        $10.82
--------------------------------------------------------------------------------
        Actual              1.78%     $1,000.00      $1,066.60         $9.27
  R2    ------------------------------------------------------------------------
        Hypothetical (h)    1.78%     $1,000.00      $1,016.23         $9.05
--------------------------------------------------------------------------------
        Actual              1.68%     $1,000.00      $1,067.00         $8.75
  R3    ------------------------------------------------------------------------
        Hypothetical (h)    1.68%     $1,000.00      $1,016.74         $8.54
--------------------------------------------------------------------------------
        Actual              1.46%     $1,000.00      $1,068.30         $7.61
  R4    ------------------------------------------------------------------------
        Hypothetical (h)    1.46%     $1,000.00      $1,017.85         $7.43
--------------------------------------------------------------------------------
        Actual              1.15%     $1,000.00      $1,070.40         $6.00
  R5    ------------------------------------------------------------------------
        Hypothetical (h)    1.15%     $1,000.00      $1,019.41         $5.85
--------------------------------------------------------------------------------
        Actual              1.63%     $1,000.00      $1,067.60         $8.49
  529A  ------------------------------------------------------------------------
        Hypothetical (h)    1.63%     $1,000.00      $1,016.99         $8.29
--------------------------------------------------------------------------------
        Actual              2.28%     $1,000.00      $1,064.10        $11.86
  529B  ------------------------------------------------------------------------
        Hypothetical (h)    2.28%     $1,000.00      $1,013.71        $11.57
--------------------------------------------------------------------------------
        Actual              2.28%     $1,000.00      $1,064.20        $11.86
  529C  ------------------------------------------------------------------------
        Hypothetical (h)    2.28%     $1,000.00      $1,013.71        $11.57
--------------------------------------------------------------------------------

(h) 5% class return per year before expenses.
(i) For the period from the class' inception, May 1, 2006 through August 31, 2006.
(p) Expenses paid is equal to each class' annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS
8/31/06

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
--------------------------------------------------------------------------------------------------
ISSUER                                                              SHARES/PAR           VALUE ($)
--------------------------------------------------------------------------------------------------
Aerospace - 0.6%
--------------------------------------------------------------------------------------------------
Finmeccanica S.p.A                                                    964,260      $    21,351,228
--------------------------------------------------------------------------------------------------
Airlines - 0.3%
--------------------------------------------------------------------------------------------------
Grupo Aeroportuario del Pacifico S.A. de C.V., ADR                    343,030      $    11,645,869
--------------------------------------------------------------------------------------------------
Alcoholic Beverages - 1.8%
--------------------------------------------------------------------------------------------------
Diageo PLC                                                          1,909,210      $    34,004,582
Grupo Modelo S.A. de C.V., "C"                                      2,789,820           11,751,048
Pernod Ricard S.A. (l)                                                 73,170           15,967,344
                                                                                   ---------------
                                                                                   $    61,722,974
                                                                                   ---------------
Apparel Manufacturers - 1.9%
--------------------------------------------------------------------------------------------------
Burberry Group PLC                                                  2,586,070      $    23,571,887
Li & Fung Ltd.                                                      8,090,000           19,244,196
LVMH Moet Hennessy Louis Vuitton S.A. (l)                             215,070           22,143,725
                                                                                   ---------------
                                                                                   $    64,959,808
--------------------------------------------------------------------------------------------------
Automotive - 5.2%
--------------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG                                           688,980      $    35,702,837
Compagnie Generale des Etablissements Michelin (l)                    285,190           19,368,462
Continental AG                                                        457,684           48,970,797
Hyundai Mobis                                                         219,250           20,093,545
Nissan Motor Co. Ltd. (l)                                           2,843,700           32,331,849
Toyota Motor Corp. (l)                                                451,700           24,523,387
                                                                                   ---------------
                                                                                   $   180,990,877
--------------------------------------------------------------------------------------------------
Biotechnology - 0.9%
--------------------------------------------------------------------------------------------------
Actelion Ltd. (n)                                                     240,670      $    32,238,004
--------------------------------------------------------------------------------------------------
Broadcasting - 3.3%
--------------------------------------------------------------------------------------------------
Antena 3 de Television S.A. (l)                                       757,950      $    17,443,429
Grupo Televisa S.A., ADR                                            1,561,150           29,724,296
Nippon Television Network Corp.                                        97,200           13,238,353
WPP Group PLC                                                       4,446,040           54,203,268
                                                                                   ---------------
                                                                                   $   114,609,346
--------------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 0.3%
--------------------------------------------------------------------------------------------------
Singapore Exchange Ltd.                                             3,641,000      $     9,209,228
--------------------------------------------------------------------------------------------------
Business Services - 0.6%
--------------------------------------------------------------------------------------------------
Mitsubishi Corp.                                                    1,063,400      $    21,661,348
--------------------------------------------------------------------------------------------------
Chemicals - 3.9%
--------------------------------------------------------------------------------------------------
Bayer AG                                                            1,163,540      $    57,655,462
Sasol Ltd.                                                            383,600           13,291,753
Syngenta AG                                                           266,784           39,183,832
Umicore                                                               183,620           26,705,506
                                                                                   ---------------
                                                                                   $   136,836,553
--------------------------------------------------------------------------------------------------
Computer Software - Systems - 0.6%
--------------------------------------------------------------------------------------------------
Capgemini S.A. (l)                                                    403,300      $    22,097,894
--------------------------------------------------------------------------------------------------
Conglomerates - 1.2%
--------------------------------------------------------------------------------------------------
Siemens AG (l)                                                        492,110      $    41,732,454
--------------------------------------------------------------------------------------------------
Construction - 2.4%
--------------------------------------------------------------------------------------------------
CEMEX S.A. de C.V., ADR (n)                                         1,114,206      $    32,189,411
CRH PLC                                                               630,500           21,870,480
Italcementi S.p.A                                                   1,103,560           17,457,096
Italcementi S.p.A. - Ordinary (l)                                     531,070           13,108,051
                                                                                   ---------------
                                                                                   $    84,625,038
--------------------------------------------------------------------------------------------------
Consumer Goods & Services - 2.2%
--------------------------------------------------------------------------------------------------
Kao Corp. (l)                                                       1,302,000      $    34,733,316
Kimberly-Clark de Mexico S.A. de C.V., "A"                          3,607,270           13,581,982
Reckitt Benckiser PLC                                                 643,290           26,713,785
                                                                                   ---------------
                                                                                   $    75,029,083
--------------------------------------------------------------------------------------------------
Electrical Equipment - 1.2%
--------------------------------------------------------------------------------------------------
Schneider Electric S.A. (l)                                           400,163      $    42,688,032
--------------------------------------------------------------------------------------------------
Electronics - 5.1%
--------------------------------------------------------------------------------------------------
Konica Minolta Holdings, Inc. (n)                                   1,643,000      $    21,494,971
Nintendo Co. Ltd.                                                     109,700           22,514,071
Nippon Electric Glass Co. Ltd. (l)                                    471,000           11,440,808
Royal Philips Electronics N.V                                         988,010           33,701,898
Samsung Electronics Co. Ltd.                                          100,671           68,070,477
Taiwan Semiconductor Manufacturing Co. Ltd.                        10,983,508           19,397,292
                                                                                   ---------------
                                                                                   $   176,619,517
--------------------------------------------------------------------------------------------------
Energy - Independent - 0.4%
--------------------------------------------------------------------------------------------------
Norsk Hydro A.S.A. (l)                                                593,400      $    15,302,525
--------------------------------------------------------------------------------------------------
Energy - Integrated - 6.3%
--------------------------------------------------------------------------------------------------
Petroleo Brasileiro S.A., ADR                                         141,550      $    12,691,373
Royal Dutch Shell PLC, "A"                                          2,525,130           87,544,177
Statoil A.S.A. (l)                                                  1,324,320           35,722,782
TOTAL S.A                                                           1,197,300           80,853,451
                                                                                   ---------------
                                                                                   $   216,811,783
--------------------------------------------------------------------------------------------------
Food & Beverages - 2.5%
--------------------------------------------------------------------------------------------------
Nestle S.A. (l)                                                       218,666      $    75,225,867
Nong Shim Co. Ltd.                                                     39,967            9,624,842
                                                                                   ---------------
                                                                                   $    84,850,709
--------------------------------------------------------------------------------------------------
Food & Drug Stores - 1.2%
--------------------------------------------------------------------------------------------------
Sundrug Co. Ltd.                                                      318,400      $     7,788,358
Tesco PLC                                                           4,873,859           35,024,693
                                                                                   ---------------
                                                                                   $    42,813,051
--------------------------------------------------------------------------------------------------
Forest & Paper Products - 0.8%
--------------------------------------------------------------------------------------------------
Aracruz Celulose S.A., ADR (l)                                        188,870      $     9,808,019
Votorantim Celulose e Papel S.A., ADR (l)                           1,032,863           16,660,080
                                                                                   ---------------
                                                                                   $    26,468,099
--------------------------------------------------------------------------------------------------
Insurance - 4.0%
--------------------------------------------------------------------------------------------------
Assicurazioni Generali S.p.A. (l)                                   1,236,360      $    46,625,143
AXA (l)                                                             1,617,980           60,125,142
Swiss Reinsurance Co.                                                 405,907           30,979,978
                                                                                   ---------------
                                                                                   $   137,730,263
--------------------------------------------------------------------------------------------------
Internet - 0.3%
--------------------------------------------------------------------------------------------------
Universo Online S.A., IPS (n)                                       1,528,800      $     8,730,909
--------------------------------------------------------------------------------------------------
Leisure & Toys - 1.6%
--------------------------------------------------------------------------------------------------
Capcom Co. Ltd. (l)                                                   805,500      $    11,691,524
Konami Corp. (l)                                                      803,200           20,468,491
NAMCO BANDAI Holdings, Inc.                                         1,418,400           22,352,524
                                                                                   ---------------
                                                                                   $    54,512,539
--------------------------------------------------------------------------------------------------
Machinery & Tools - 0.8%
--------------------------------------------------------------------------------------------------
Fanuc Ltd.                                                            353,000      $    28,010,142
--------------------------------------------------------------------------------------------------
Major Banks - 3.2%
--------------------------------------------------------------------------------------------------
Barclays PLC                                                        4,427,310      $    55,450,801
DBS Group Holdings Ltd.                                             2,972,000           33,997,013
Deutsche Postbank AG                                                  283,540           22,133,964
                                                                                   ---------------
                                                                                   $   111,581,778
--------------------------------------------------------------------------------------------------
Metals & Mining - 3.5%
--------------------------------------------------------------------------------------------------
BHP Billiton PLC                                                    3,657,400      $    69,739,474
Companhia Siderurgica Nacional S.A., ADR (l)                          416,140           12,201,225
Companhia Vale do Rio Doce, ADR                                        13,070              280,221
POSCO                                                                 124,110           31,179,200
Ternium S.A., ADR (n)                                                 376,230            9,484,758
                                                                                   ---------------
                                                                                   $   122,884,878
--------------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.8%
--------------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (l)                                              4,975,390      $    26,503,185
--------------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.4%
--------------------------------------------------------------------------------------------------
Gazprom OAO, ADR                                                      299,900      $    14,125,290
--------------------------------------------------------------------------------------------------
Network & Telecom - 0.3%
--------------------------------------------------------------------------------------------------
TomTom N.V. (n)                                                       227,190      $     9,269,306
--------------------------------------------------------------------------------------------------
Oil Services - 0.6%
--------------------------------------------------------------------------------------------------
Saipem S.p.A                                                          509,980      $    11,434,746
Vallourec S.A                                                          47,490           10,649,401
                                                                                   ---------------
                                                                                   $    22,084,147
--------------------------------------------------------------------------------------------------
Other Banks & Diversified Financials - 21.5%
--------------------------------------------------------------------------------------------------
AEON Credit Service Co. Ltd.                                          921,200      $    22,062,320
Aiful Corp.                                                           153,700            6,156,908
Akbank T.A.S                                                        3,860,857           21,087,496
Banco Bilbao Vizcaya Argentaria S.A. (l)                              949,410           21,703,692
Banco Nossa Caixa S.A                                                 443,590            8,896,616
Bangkok Bank Public Co. Ltd.                                        4,816,400           14,098,031
Bank of Cyprus Public Co. Ltd.                                        918,026            8,634,476
BNP Paribas (l)                                                       631,643           67,138,718
Credit Agricole S.A. (l)                                            1,054,291           42,839,235
CSU Cardsystem S.A. (n)                                             1,414,690            7,149,296
DEPFA Bank PLC                                                        445,560            8,290,062
Erste Bank der Oesterreichischen Sparkassen AG                        469,158           28,375,668
Hana Financial Group, Inc.                                            337,420           14,549,110
HSBC Holdings PLC                                                   3,488,916           63,336,717
Mitsubishi Tokyo Financial Group, Inc.                                  4,034           55,010,654
ORIX Corp. (l)                                                        112,160           29,777,414
OTP Bank Ltd., GDR                                                    259,250           15,166,125
Royal Bank of Scotland Group PLC                                    1,807,901           61,369,767
Shinsei Bank Ltd.                                                   3,426,000           21,111,378
SinoPac Holdings                                                   28,787,000           12,600,356
Sumitomo Mitsui Financial Group, Inc.                                   5,079           57,140,373
Svenska Handelsbanken AB, "A" (l)                                     676,200           17,632,455
Takefuji Corp. (l)                                                    128,050            6,908,348
UBS AG (l)                                                          1,186,600           67,176,046
Unibanco - Uniao de Bancos Brasileiros S.A., ADR                      363,930           26,330,336
UniCredito Italiano S.p.A. (l)                                      5,116,570           40,813,444
                                                                                   ---------------
                                                                                   $   745,355,041
--------------------------------------------------------------------------------------------------
Pharmaceuticals - 7.0%
--------------------------------------------------------------------------------------------------
Astellas Pharma, Inc.                                               1,047,100      $    42,480,150
GlaxoSmithKline PLC                                                 4,032,740          114,307,647
Novartis AG                                                           757,150           43,233,185
Roche Holding AG                                                      225,060           41,507,042
                                                                                   ---------------
                                                                                   $   241,528,024
--------------------------------------------------------------------------------------------------
Specialty Chemicals - 1.2%
--------------------------------------------------------------------------------------------------
Asahi Glass Co. Ltd. (l)                                            1,828,000      $    23,993,182
Lonza Group AG                                                        257,420           16,801,452
                                                                                   ---------------
                                                                                   $    40,794,634
--------------------------------------------------------------------------------------------------
Specialty Stores - 1.6%
--------------------------------------------------------------------------------------------------
Grupo Elektra S.A. de C.V                                             874,410      $     8,477,016
NEXT PLC                                                              889,380           28,241,977
Yamada Denki Co. Ltd. (l)                                             183,800           19,738,174
                                                                                   ---------------
                                                                                   $    56,457,167
--------------------------------------------------------------------------------------------------
Telecommunications - Wireless - 1.3%
--------------------------------------------------------------------------------------------------
America Movil S.A. de C.V., "L", ADR                                  420,030      $    15,671,319
PT Indonesian Satellite Corp. Tbk                                   9,181,500            4,431,129
Rogers Communications, Inc., "B"                                      500,430           25,822,215
                                                                                   ---------------
                                                                                   $    45,924,663
--------------------------------------------------------------------------------------------------
Telephone Services - 3.8%
--------------------------------------------------------------------------------------------------
France Telecom S.A. (l)                                             1,189,440      $    25,255,154
Singapore Telecomm                                                 21,205,900           33,556,411
Telenor A.S.A. (l)                                                  2,473,250           31,303,000
TELUS Corp.                                                           830,640           40,793,211
                                                                                   ---------------
                                                                                   $   130,907,776
--------------------------------------------------------------------------------------------------
Utilities - Electric Power - 4.3%
--------------------------------------------------------------------------------------------------
E.ON AG (l)                                                           545,810      $    69,352,636
Equatorial Energia S.A., IEU (n)                                    1,644,580           11,998,917
Iberdrola S.A                                                       1,206,960           44,820,451
SUEZ S.A. (l)                                                         533,768           22,830,942
                                                                                   ---------------
                                                                                   $   149,002,946
--------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (IDENTIFIED COST, $2,958,448,072)                              $ 3,429,666,108
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.0%
--------------------------------------------------------------------------------------------------
General Electric Co., 5.27%, due 9/01/06, at Amortized Cost
and Value (y)                                                    $ 33,931,000      $    33,931,000
--------------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 11.8%
--------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio, at Cost and
Net Asset Value                                                   408,737,846      $   408,737,846
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (IDENTIFIED COST, $3,401,116,918)                                $ 3,872,334,954
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (11.7)%                                              (406,344,831)
--------------------------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                                $ 3,465,990,123
--------------------------------------------------------------------------------------------------

(l) All or a portion of this security is on loan.
(n) Non-income producing security.
(y) The rate shown represents an annualized yield at time of purchase.

The following abbreviations are used in this report and are defined:

ADR    American Depository Receipt
GDR    Global Depository Receipt
IEU    International Equity Unit
IPS    International Preference Stock

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
At 8/31/06

This statement represents your fund's balance sheet, which details the assets and liabilities comprising the total value of the fund.

ASSETS
-------------------------------------------------------------------------------------------------------
Investments, at value, including $389,579,190 of securities
on loan (identified cost, $3,401,116,918)                        $3,872,334,954
Cash                                                                        219
Foreign currency, at value (identified cost, $11,692,860)            11,631,948
Receivable for investments sold                                       4,812,068
Receivable for fund shares sold                                       7,793,979
Interest and dividends receivable                                     4,608,838
Other assets                                                             10,793
-------------------------------------------------------------------------------------------------------
Total assets                                                                             $3,901,192,799
-------------------------------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------------------------------
Payable for investments purchased                                   $14,148,520
Payable for fund shares reacquired                                   11,382,125
Collateral for securities loaned, at value                          408,737,846
Payable to affiliates
  Management fee                                                        149,517
  Shareholder servicing costs                                           150,289
  Distribution and service fees                                          47,222
  Administrative services fee                                             3,007
  Program manager fees                                                       35
  Retirement plan administration and services fees                          863
Payable for independent trustees' compensation                           29,893
Accrued expenses and other liabilities                                  553,359
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                          $435,202,676
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $3,465,990,123
-------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF
-------------------------------------------------------------------------------------------------------
Paid-in capital                                                  $2,677,655,437
Unrealized appreciation (depreciation) on investments and
translation of assets and liabilities in foreign currencies         471,218,230
Accumulated net realized gain (loss) on investments and
foreign currency transactions                                       272,540,082
Undistributed net investment income                                  44,576,374
-------------------------------------------------------------------------------------------------------
Net assets                                                                               $3,465,990,123
-------------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                   177,201,288
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $1,344,753,714
  Shares outstanding                                                 69,181,469
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $19.44
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $20.63
-------------------------------------------------------------------------------------------------------

Class B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $184,341,111
  Shares outstanding                                                  9,893,789
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $18.63
-------------------------------------------------------------------------------------------------------

Class C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $158,564,254
  Shares outstanding                                                  8,540,308
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $18.57
-------------------------------------------------------------------------------------------------------

Class I shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                     $1,565,596,481
  Shares outstanding                                                 78,597,122
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.92
-------------------------------------------------------------------------------------------------------

Class W shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,033,183
  Shares outstanding                                                     53,111
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.45
-------------------------------------------------------------------------------------------------------

Class R shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $69,507,284
  Shares outstanding                                                  3,603,060
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.29
-------------------------------------------------------------------------------------------------------

Class R1 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $2,027,319
  Shares outstanding                                                    109,615
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.49
-------------------------------------------------------------------------------------------------------

Class R2 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,021,494
  Shares outstanding                                                     54,957
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $18.59
-------------------------------------------------------------------------------------------------------

Class R3 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $13,798,576
  Shares outstanding                                                    722,071
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.11
-------------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities - continued

Class R4 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                        $12,795,762
  Shares outstanding                                                    660,021
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.39
-------------------------------------------------------------------------------------------------------

Class R5 shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                       $109,992,672
  Shares outstanding                                                  5,650,560
-------------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per share                                $19.47
-------------------------------------------------------------------------------------------------------

Class 529A shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                         $1,552,197
  Shares outstanding                                                     80,560
-------------------------------------------------------------------------------------------------------
  Net asset value per share                                                                      $19.27
-------------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25Xnet asset value per share)                                 $20.45
-------------------------------------------------------------------------------------------------------

Class 529B shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $356,065
  Shares outstanding                                                     19,321
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $18.43
-------------------------------------------------------------------------------------------------------

Class 529C shares
-------------------------------------------------------------------------------------------------------
  Net assets                                                           $650,011
  Shares outstanding                                                     35,324
-------------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                   $18.40
-------------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class
529B, and Class 529C shares.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENT OF OPERATIONS
Year ended 8/31/06

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

NET INVESTMENT INCOME
------------------------------------------------------------------------------------------------------
Income
  Dividends                                                          $69,561,723
  Interest                                                             4,056,325
  Foreign taxes withheld                                              (6,190,634)
------------------------------------------------------------------------------------------------------
Total investment income                                                                    $67,427,414
------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                                     $21,859,997
  Distribution and service fees                                        7,383,465
  Program manager fees                                                     4,749
  Shareholder servicing costs                                          4,068,376
  Administrative services fee                                            349,690
  Retirement plan administration and services fees                        95,822
  Independent trustees' compensation                                      51,744
  Custodian fee                                                        2,103,837
  Shareholder communications                                             236,525
  Auditing fees                                                           50,467
  Legal fees                                                              59,000
  Miscellaneous                                                          420,991
------------------------------------------------------------------------------------------------------
Total expenses                                                                             $36,684,663
------------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                  (226,196)
  Reduction of expenses by investment adviser                            (22,358)
------------------------------------------------------------------------------------------------------
Net expenses                                                                               $36,436,109
------------------------------------------------------------------------------------------------------
Net investment income                                                                      $30,991,305
------------------------------------------------------------------------------------------------------

Statement of Operations - continued


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
------------------------------------------------------------------------------------------------------
Realized gain (loss) (identified cost basis)
  Investment transactions (net of $119,480 country tax)             $380,616,669
  Foreign currency transactions                                       (1,022,655)
------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                                     $379,594,014
------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
  Investments (net of $57,340 decrease in deferred country tax)     $209,294,383
  Translation of assets and liabilities in foreign currencies             (3,798)
------------------------------------------------------------------------------------------------------
Net unrealized gain (loss) on investments and foreign
currency translation                                                                      $209,290,585
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments and
foreign currency                                                                          $588,884,599
------------------------------------------------------------------------------------------------------
Change in net assets from operations                                                      $619,875,904
------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                                            YEARS ENDED 8/31
                                                                 --------------------------------------
                                                                        2006                       2005
CHANGE IN NET ASSETS
FROM OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income                                            $30,991,305                $14,478,147
Net realized gain (loss) on investments and foreign
currency transactions                                            379,594,014                145,187,506
Net unrealized gain (loss) on investments and foreign
currency translation                                             209,290,585                171,427,529
-------------------------------------------------------------------------------------------------------
Change in net assets from operations                            $619,875,904               $331,093,182
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
From net investment income
  Class A                                                        $(7,372,365)               $(3,826,893)
  Class B                                                           (226,370)                   (10,565)
  Class C                                                           (254,257)                   (77,330)
  Class I                                                         (9,060,373)                (4,400,339)
  Class R                                                           (303,000)                  (170,724)
  Class R1                                                            (2,858)                        --
  Class R2                                                            (1,155)                        --
  Class R3                                                           (29,271)                    (4,202)
  Class R4                                                            (1,034)                        --
  Class R5                                                              (523)                        --
  Class 529A                                                          (4,962)                    (2,107)
  Class 529B                                                             (80)                      (115)
  Class 529C                                                             (10)                      (151)

Statements of Changes in Net Assets - continued
                                                                            YEARS ENDED 8/31
                                                                 --------------------------------------
                                                                        2006                       2005
From net realized gain on investments and foreign
currency transactions
  Class A                                                       $(80,787,062)              $(30,675,820)
  Class B                                                        (12,159,865)                (5,867,774)
  Class C                                                         (9,704,848)                (3,969,467)
  Class I                                                        (70,748,663)               (23,687,787)
  Class R                                                         (3,873,527)                (1,210,411)
  Class R1                                                           (33,799)                        --
  Class R2                                                           (13,584)                        --
  Class R3                                                          (346,752)                   (24,101)
  Class R4                                                            (9,270)                        --
  Class R5                                                            (4,369)                        --
  Class 529A                                                         (70,615)                   (18,925)
  Class 529B                                                         (15,904)                    (6,169)
  Class 529C                                                         (39,146)                   (14,528)
-------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                   $(195,063,662)              $(73,967,408)
-------------------------------------------------------------------------------------------------------
Change in net assets from fund share transactions               $931,454,179               $577,345,880
-------------------------------------------------------------------------------------------------------
Redemption fees                                                          $--                     $3,533
-------------------------------------------------------------------------------------------------------
Total change in net assets                                    $1,356,266,421               $834,475,187
-------------------------------------------------------------------------------------------------------

NET ASSETS
-------------------------------------------------------------------------------------------------------
At beginning of period                                         2,109,723,702              1,275,248,515
At end of period (including undistributed net investment
income of $44,576,374 and $13,039,912, respectively)          $3,465,990,123             $2,109,723,702
-------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years
(or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund's independent registered public accounting firm, whose report, together with the fund's financial statements, are included in this report.

CLASS A                                                                   YEARS ENDED 8/31
                                          --------------------------------------------------------------------------------
                                                  2006             2005             2004             2003             2002
Net asset value, beginning of period            $16.65           $14.25           $11.53           $10.78           $12.25
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)               $0.19            $0.12            $0.10            $0.04           $(0.00)(w)
  Net realized and unrealized gain
  (loss) on investments and
  foreign currency                                4.08             3.04             2.63             0.71            (1.47)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 $4.27            $3.16            $2.73            $0.75           $(1.47)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                    $(0.12)          $(0.08)          $(0.01)             $--              $--
  From net realized gain on investments
  and foreign currency transactions              (1.36)           (0.68)              --               --               --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared
to shareholders                                 $(1.48)          $(0.76)          $(0.01)             $--              $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $19.44           $16.65           $14.25           $11.53           $10.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                       27.18            22.67            23.65             6.96           (12.00)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)            1.43             1.52             1.61             1.80             1.86
Expenses after expense reductions (f)             1.43             1.55(e)          1.67(e)          1.75             1.77
Net investment income (loss)                      1.06             0.80             0.75             0.36            (0.02)
Portfolio turnover                                  85               79              102               96              153
Net assets at end of period
(000 Omitted)                               $1,344,754         $958,878         $593,574         $387,732         $313,418
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS B                                                                     YEARS ENDED 8/31
                                                 -------------------------------------------------------------------------
                                                     2006             2005              2004            2003          2002
Net asset value, beginning of period               $16.02           $13.76            $11.19          $10.54        $12.04
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.07            $0.01             $0.02          $(0.03)       $(0.08)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   3.93             2.93              2.55            0.68         (1.42)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $4.00            $2.94             $2.57           $0.65        $(1.50)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.03)          $(0.00)(w)           $--             $--           $--
  From net realized gain on investments and
  foreign currency transactions                     (1.36)           (0.68)               --              --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(1.39)          $(0.68)              $--             $--           $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $18.63           $16.02            $13.76          $11.19        $10.54
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          26.36            21.77             22.97            6.17        (12.46)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.08             2.17              2.25            2.45          2.51
Expenses after expense reductions (f)                2.08             2.20(e)           2.31(e)         2.40          2.42
Net investment income (loss)                         0.40             0.08              0.12           (0.32)        (0.69)
Portfolio turnover                                     85               79               102              96           153
Net assets at end of period (000 Omitted)        $184,341         $141,515          $116,165         $88,177       $82,659
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS C                                                                      YEARS ENDED 8/31
                                                   -----------------------------------------------------------------------
                                                       2006             2005            2004            2003          2002
Net asset value, beginning of period                 $15.98           $13.73          $11.17          $10.52        $12.02
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                    $0.07            $0.02           $0.02          $(0.03)       $(0.08)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                     3.92             2.92            2.54            0.68         (1.42)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      $3.99            $2.94           $2.56           $0.65        $(1.50)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                         $(0.04)          $(0.01)            $--             $--           $--
  From net realized gain on investments and
  foreign currency transactions                       (1.36)           (0.68)             --              --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders         $(1.40)          $(0.69)            $--             $--           $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $18.57           $15.98          $13.73          $11.17        $10.52
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                            26.38            21.84           22.92            6.18        (12.48)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                 2.08             2.17            2.25            2.45          2.51
Expenses after expense reductions (f)                  2.08             2.20(e)         2.31(e)         2.40          2.42
Net investment income (loss)                           0.41             0.13            0.15           (0.32)        (0.09)
Portfolio turnover                                       85               79             102              96           153
Net assets at end of period (000 Omitted)          $158,564         $109,347         $75,580         $46,022       $43,046
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS I                                                                    YEARS ENDED 8/31
                                               ---------------------------------------------------------------------------
                                                    2006             2005             2004             2003           2002
Net asset value, beginning of period              $17.02           $14.54           $11.75           $10.95         $12.39
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                        $0.26            $0.19            $0.16            $0.10          $0.04
  Net realized and unrealized gain (loss)
  on investments and foreign currency               4.17             3.10             2.66             0.70          (1.48)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   $4.43            $3.29            $2.82            $0.80         $(1.44)
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                      $(0.17)          $(0.13)          $(0.03)             $--            $--
  From net realized gain on investments
  and foreign currency transactions                (1.36)           (0.68)              --               --             --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to
shareholders                                      $(1.53)          $(0.81)          $(0.03)             $--            $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $19.92           $17.02           $14.54           $11.75         $10.95
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                            27.61            23.09            24.05             7.31         (11.62)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)              1.08             1.17             1.26             1.45           1.51
Expenses after expense reductions (f)               1.08             1.20(e)          1.32(e)          1.40           1.42
Net investment income                               1.41             1.18             1.18             0.95           0.38
Portfolio turnover                                    85               79              102               96            153
Net assets at end of period (000 Omitted)     $1,565,596         $851,484         $469,181         $232,328        $18,207
--------------------------------------------------------------------------------------------------------------------------

CLASS W                                                                                                         YEAR ENDED
                                                                                                              ------------
                                                                                                                8/31/06(i)

Net asset value, beginning of period                                                                                $19.54
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                                                          $0.04
  Net realized and unrealized gain (loss) on investments and foreign currency                                        (0.13)(g)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                    $(0.09)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                                      $19.45
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                                                              (0.46)(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                                                                1.20(a)
Expenses after expense reductions (f)                                                                                 1.20(a)
Net investment income                                                                                                 1.02(a)
Portfolio turnover                                                                                                      85
Net assets at end of period (000 Omitted)                                                                           $1,033
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R                                                                           YEARS ENDED 8/31
                                                               ----------------------------------------------------------
                                                                   2006              2005            2004         2003(i)
Net asset value, beginning of period                             $16.54            $14.20          $11.52          $10.32
-------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                                $0.17             $0.11           $0.09          $(0.01)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                             4.05              3.01            2.61            1.21
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  $4.22             $3.12           $2.70           $1.20
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------------------
  From net investment income                                     $(0.11)           $(0.10)         $(0.02)            $--
  From net realized gain on investments and foreign
  currency transactions                                           (1.36)            (0.68)             --              --
-------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                     $(1.47)           $(0.78)         $(0.02)            $--
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $19.29            $16.54          $14.20          $11.52
-------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                           26.98             22.40           23.50           11.63(n)
-------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                             1.58              1.66            1.75            1.95(a)
Expenses after expense reductions (f)                              1.58              1.69(e)         1.81(e)         1.90(a)
Net investment income (loss)                                       0.95              0.73            0.69           (0.09)(a)
Portfolio turnover                                                   85                79             102              96
Net assets at end of period (000 Omitted)                       $69,507           $44,300         $19,596          $4,810
-------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R1                                                                             YEARS ENDED 8/31
                                                                                 ---------------------------
                                                                                     2006             2005(i)

Net asset value, beginning of period                                               $16.02              $15.07
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.11               $0.03
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           3.84                0.92
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $3.95               $0.95
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.12)                $--
  From net realized gain on investments and foreign currency transactions           (1.36)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.48)                $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $18.49              $16.02
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             26.12                6.30(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               2.26                2.36(a)
Expenses after expense reductions (f)                                                2.16                2.39(a)(e)
Net investment income                                                                0.65                0.46(a)
Portfolio turnover                                                                     85                  79
Net assets at end of period (000 Omitted)                                          $2,027                $171
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R2                                                                             YEARS ENDED 8/31
                                                                                 ----------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                               $16.04              $15.07
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.14               $0.06
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           3.89                0.91
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $4.03               $0.97
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.12)                $--
  From net realized gain on investments and foreign currency transactions           (1.36)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.48)                $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $18.59              $16.04
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             26.63                6.44(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.96                2.04(a)
Expenses after expense reductions (f)                                                1.82                2.07(a)(e)
Net investment income                                                                0.83                1.12(a)
Portfolio turnover                                                                     85                  79
Net assets at end of period (000 Omitted)                                          $1,021                $178
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R3                                                                             YEARS ENDED 8/31
                                                                         --------------------------------------------
                                                                             2006              2005           2004(i)

Net asset value, beginning of period                                       $16.43            $14.16            $12.71
---------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
---------------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                 $0.15             $0.11             $0.02
  Net realized and unrealized gain (loss) on investments and
  foreign currency                                                           4.01              2.96              1.46
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                            $4.16             $3.07             $1.48
---------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------------------
  From net investment income                                               $(0.12)           $(0.12)           $(0.03)
  From net realized gain on investments and foreign
  currency transactions                                                     (1.36)            (0.68)               --
---------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                               $(1.48)           $(0.80)           $(0.03)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $19.11            $16.43             14.16
---------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                     26.79             22.13             11.69(n)
---------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                       1.82              1.92              2.01(a)
Expenses after expense reductions (f)                                        1.73              1.95(e)           2.07(a)(e)
Net investment income                                                        0.83              0.74              0.18(a)
Portfolio turnover                                                             85                79               102
Net assets at end of period (000 Omitted)                                 $13,799            $2,357              $431
---------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS R4                                                                             YEARS ENDED 8/31
                                                                              -------------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                               $16.65              $15.62
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.25               $0.12
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           4.00                0.91
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $4.25               $1.03
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.15)                $--
  From net realized gain on investments and foreign currency transactions           (1.36)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.51)                $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $19.39              $16.65
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             27.07                6.59(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.47                1.55(a)
Expenses after expense reductions (f)                                                1.47                1.58(a)(e)
Net investment income                                                                1.42                1.79(a)
Portfolio turnover                                                                     85                  79
Net assets at end of period (000 Omitted)                                         $12,796                 $53
-------------------------------------------------------------------------------------------------------------

CLASS R5                                                                             YEARS ENDED 8/31
                                                                                -----------------------------
                                                                                     2006             2005(i)
Net asset value, beginning of period                                               $16.67              $15.62
-------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
-------------------------------------------------------------------------------------------------------------
  Net investment income (d)                                                         $0.33               $0.14
  Net realized and unrealized gain (loss) on investments and foreign
  currency                                                                           3.99                0.91
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    $4.32               $1.05
-------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------------
  From net investment income                                                       $(0.16)                $--
  From net realized gain on investments and foreign currency transactions           (1.36)                 --
-------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                                       $(1.52)                $--
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $19.47              $16.67
-------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)                                                             27.50                6.72(n)
-------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS) AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                                               1.17                1.25(a)
Expenses after expense reductions (f)                                                1.17                1.28(a)(e)
Net investment income                                                                1.82                2.09(a)
Portfolio turnover                                                                     85                  79
Net assets at end of period (000 Omitted)                                        $109,993                 $53
-------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529A                                                                   YEARS ENDED 8/31
                                                   -----------------------------------------------------------------------
                                                      2006            2005            2004            2003         2002(i)
Net asset value, beginning of period                $16.53          $14.18          $11.50          $10.78          $10.66
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.16           $0.10           $0.08           $0.03          $(0.00)(w)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    4.04            3.01            2.61            0.69            0.12
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $4.20           $3.11           $2.69           $0.72           $0.12
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.10)         $(0.08)         $(0.01)            $--             $--
  From net realized gain on investments and
  foreign currency transactions                      (1.36)          (0.68)             --              --              --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.46)         $(0.76)         $(0.01)            $--             $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $19.27          $16.53          $14.18          $11.50          $10.78
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           26.86           22.35           23.39            6.68            1.13(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                1.68            1.76            1.85            2.05            2.11(a)
Expenses after expense reductions (f)                 1.68            1.79(e)         1.91(e)         2.00            2.02(a)
Net investment income (loss)                          0.88            0.65            0.62            0.30           (0.20)(a)
Portfolio turnover                                      85              79             102              96             153
Net assets at end of period (000 Omitted)           $1,552            $760            $332            $112             $11
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529B                                                                   YEARS ENDED 8/31
                                                   -----------------------------------------------------------------------
                                                      2006            2005            2004             2003        2002(i)
Net asset value, beginning of period                $15.88          $13.68          $11.17           $10.54         $10.42
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                   $0.03          $(0.02)         $(0.00)(w)       $(0.05)        $(0.00)(w)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                    3.89            2.91            2.51             0.68           0.12
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     $3.92           $2.89           $2.51            $0.63          $0.12
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                        $(0.01)         $(0.01)            $--              $--            $--
  From net realized gain on investments and
  foreign currency transactions                      (1.36)          (0.68)             --               --             --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders        $(1.37)         $(0.69)            $--              $--            $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $18.43          $15.88          $13.68           $11.17         $10.54
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                           26.06           21.54           22.47             5.98           1.15(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)                2.33            2.42            2.50             2.70           2.76(a)
Expenses after expense reductions (f)                 2.33            2.45(e)         2.56(e)          2.65           2.67(a)
Net investment income (loss)                          0.15           (0.13)          (0.03)           (0.43)         (0.45)(a)
Portfolio turnover                                      85              79             102               96            153
Net assets at end of period (000 Omitted)             $356            $174            $110              $41             $5
--------------------------------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

CLASS 529C                                                                  YEARS ENDED 8/31
                                                  ------------------------------------------------------------------------
                                                     2006             2005            2004             2003        2002(i)
Net asset value, beginning of period               $15.86           $13.66          $11.14           $10.52         $10.40
--------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------------------------------------------------------------
  Net investment income (loss) (d)                  $0.03           $(0.01)         $(0.00)(w)       $(0.04)        $(0.00)(w)
  Net realized and unrealized gain (loss) on
  investments and foreign currency                   3.87             2.90            2.52             0.66           0.12
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    $3.90            $2.89           $2.52            $0.62          $0.12
--------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
  From net investment income                       $(0.00)(w)       $(0.01)            $--              $--            $--
  From net realized gain on investments and
  foreign currency transactions                     (1.36)           (0.68)             --               --             --
--------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders       $(1.36)          $(0.69)            $--              $--            $--
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $18.40           $15.86          $13.66           $11.14         $10.52
--------------------------------------------------------------------------------------------------------------------------
Total return (%) (r)(s)(t)                          25.98            21.53           22.62             5.89           1.15(n)
--------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS)
AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
Expenses before expense reductions (f)               2.33             2.42            2.49             2.70           2.76(a)
Expenses after expense reductions (f)                2.33             2.45(e)         2.55(e)          2.65           2.67(a)
Net investment income (loss)                         0.16            (0.07)          (0.02)           (0.36)         (0.45)(a)
Portfolio turnover                                     85               79             102               96            153
Net assets at end of period (000 Omitted)            $650             $454            $280              $81             $5
--------------------------------------------------------------------------------------------------------------------------

Any redemption fees charged by the fund during the 2004 and 2005 fiscal years resulted in a per share impact of less than $0.01.
(a) Annualized.
(d) Per share data are based on average shares outstanding.
(e) Ratio includes a reimbursement fee for expenses borne by MFS in prior years under the then existing expense reimbursement agreement.
(f) Ratios do not reflect reductions from fees paid indirectly.
(g) The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the amount of per share realized and unrealized gains and losses at such time.
(i) For the period from the class' inception, December 31, 2002 (Class R), July 31, 2002 (Classes 529A, 529B, and 529C),
    October 31, 2003 (Class R3), April 1, 2005 (Classes R1, R2, R4, and R5) and May 1, 2006 (Class W) through the stated
    period end.
(n) Not annualized.
(r) Certain expenses have been reduced without which performance would have been lower.
(s) From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t) Total returns do not include any applicable sales charges.
(w) Per share amount was less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

MFS Research International Fund (the fund) is a series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The fund can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

INVESTMENT VALUATIONS - Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as reported by an independent pricing service on the market or exchange on which they are primarily traded. For securities for which there were no sales reported that day, equity securities are generally valued at the last quoted daily bid quotation as reported by an independent pricing service on the market or exchange on which they are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at their net asset value per share. Securities and other assets generally valued on the basis of information from an independent pricing service may also be valued at a broker-dealer bid quotation. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates reported by an independent pricing service. The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund's investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund's valuation policies and procedures, market quotations are not considered to be readily available for many types of debt instruments. These investments are generally valued at fair value based on information from independent pricing services. The adviser may rely on independent pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund's net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of investments used to determine the fund's net asset value may differ from quoted or published prices for the same investments. In addition, investments may be valued at fair value if the adviser determines that an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund's net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund's net asset value may be deemed to have a material affect on the value of securities traded in foreign markets. Accordingly, the fund's foreign equity securities may often be valued at fair value.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - For purchases made on or after July 1, 2004 and before April 1, 2005, the fund charged a 2% redemption fee on proceeds from Class A, Class B, Class C, and Class I shares redeemed or exchanged within 5 business days following their acquisition. Effective April 1, 2005, the fund no longer charges a redemption fee. See the fund's prospectus for details. Any redemption fees charged are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements involving its portfolio holdings. Any proceeds received are reflected in realized gain/loss in the Statement of Operations, or in unrealized gain/loss if the security is still held by the fund.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year ended August 31, 2006, the fund's custodian fees were reduced by $198,124 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the year ended August 31, 2006, the fund's custodian expenses were reduced by $28,072 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations. Effective
January 1, 2006, the commission recapture agreement was terminated.

TAX MATTERS AND DISTRIBUTIONS - The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. Accordingly, no provision for federal income tax is required in the financial statements. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to foreign currency transactions, wash sales loss deferrals, passive foreign investment companies, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders is as follows:

                                                         8/31/06        8/31/05

Ordinary income (including any short-term
  capital gains)                                    $104,557,669     $8,492,426

Long-term capital gain                                90,505,993     65,474,982
-------------------------------------------------------------------------------
Total distributions                                 $195,063,662    $73,967,408

The federal tax cost and the tax basis components of distributable earnings were as follows:

          AS OF 8/31/06
          Cost of investments                           $3,418,643,330
          ------------------------------------------------------------
          Gross appreciation                              $478,900,076
          Gross depreciation                               (25,208,452)
          ------------------------------------------------------------
          Net unrealized appreciation (depreciation)      $453,691,624
          Undistributed ordinary income                    179,019,881
          Undistributed long-term capital gain             155,812,624
          Other temporary differences                         (189,443)

In June 2006, FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation") was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the fund, and has not at this time determined the impact, if any, resulting from the adoption of this Interpretation on the fund's financial statements.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment management and related administrative services and facilities to the fund.

The management fee is computed daily and paid monthly at the following annual rates:

        First $1.0 billion of average daily net assets            0.90%
        Next $1.0 billion of average daily net assets             0.80%
        Average daily net assets in excess of $2.0 billion        0.70%

The management fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.81% of the fund's average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund's operating expenses, exclusive of management, distribution and service, retirement plan administration and services, program manager, and certain other fees and expenses, such that operating expenses do not exceed 0.40% annually of the fund's average daily net assets. This written agreement will continue through December 31, 2006 unless changed or rescinded by the fund's Board of Trustees. For the year ended August 31, 2006, the fund's actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund's expenses.

DISTRIBUTOR - MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $142,680 and $2,585 for the year ended
August 31, 2006, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Fee Plan Table:
                                                                          TOTAL            ANNUAL        DISTRIBUTION
                             DISTRIBUTION            SERVICE       DISTRIBUTION         EFFECTIVE         AND SERVICE
                                 FEE RATE           FEE RATE            PLAN(d)           RATE(e)                 FEE
Class A                             0.10%              0.25%              0.35%             0.35%          $4,007,355
Class B                             0.75%              0.25%              1.00%             1.00%           1,665,636
Class C                             0.75%              0.25%              1.00%             1.00%           1,355,997
Class W                             0.10%                 --              0.10%             0.10%                  55
Class R                             0.25%              0.25%              0.50%             0.50%             290,312
Class R1                            0.50%              0.25%              0.75%             0.75%               6,800
Class R2                            0.25%              0.25%              0.50%             0.50%               1,680
Class R3                            0.25%              0.25%              0.50%             0.50%              34,752
Class R4                               --              0.25%              0.25%             0.25%               9,100
Class 529A                          0.25%              0.25%              0.50%             0.35%               3,888
Class 529B                          0.75%              0.25%              1.00%             1.00%               2,399
Class 529C                          0.75%              0.25%              1.00%             1.00%               5,491
---------------------------------------------------------------------------------------------------------------------
Total Distribution and Service Fees                                                                        $7,383,465

(d) In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees up to these annual percentage rates of each class' average daily net assets.
(e) The annual effective rates represent actual fees incurred under the distribution plan for the year ended August
    31, 2006 based on each class' average daily net assets. 0.10% of the Class 529A distribution fee is currently being paid by the fund. Payment of the remaining 0.15% of the Class 529A distribution fee is not yet in effect and will be implemented on such date as the fund's Board of Trustees may determine.

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class A                                    $31,305
              Class B                                    159,607
              Class C                                     23,097
              Class 529B                                      --
              Class 529C                                      --

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% of the average daily net assets attributable to each 529 share class. The fee is based on average daily net assets and is currently established at 0.25% annually of average daily net assets of the fund's 529 share classes. The fee may only be increased with the approval of the Board of Trustees who oversees the fund. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees for the year ended August 31, 2006, were as follows:

                                                          AMOUNT

              Class 529A                                  $2,776
              Class 529B                                     600
              Class 529C                                   1,373
              --------------------------------------------------
              Total Program Manager Fees                  $4,749

SHAREHOLDER SERVICING AGENT - MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended August 31, 2006, the fee was $2,629,928, which equated to 0.0975% annually of the fund's average daily net assets. MFSC also receives payment from the fund for out-of-pocket and sub-accounting expenses paid by MFSC on behalf of the fund. For the year ended August 31, 2006, these costs amounted to $260,010. The fund may also pay shareholder servicing related costs to non-related parties.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged a fixed amount plus a fee based on calendar year average net assets. From July 1, 2005 through March 31, 2006, the fund's annual fixed amount was $10,000. Effective April 1, 2006, the fund's annual fixed amount is $17,500. The administrative services fee incurred for the year ended August 31, 2006 was equivalent to an annual effective rate of 0.0130% of the fund's average daily net assets.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain retirement plan administration and services with respect to certain shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in these shares, and may be provided directly by MFS or by a third party. MFS may subsequently pay all, or a portion, of the retirement plan administration and services fee to affiliated or unaffiliated third parties. For the year ended August 31, 2006, the fund paid MFS an annual retirement plan administration and services fee up to the following annual percentage rates of each class' average daily net assets:

                                                              ANNUAL
                                                           EFFECTIVE      TOTAL
                                              FEE RATE       RATE(g)     AMOUNT

Class R1                                         0.45%         0.35%     $4,069
Class R2                                         0.40%         0.26%      1,344
Class R3                                         0.25%         0.15%     17,376
Class R4                                         0.15%         0.15%      5,460
Class R5                                         0.10%         0.10%     67,573
-------------------------------------------------------------------------------
Total Retirement Plan Administration and Services Fees                  $95,822

(g) Effective October 1, 2005, MFS has agreed in writing to waive a portion of the retirement plan administration and services fee equal to 0.10% for Class R1 shares, 0.15% for Class R2 shares, and 0.10% for Class R3 shares. This agreement will continue until at least September 30, 2008. For the year ended August 31, 2006, this waiver amounted to $8,044 and is reflected as a reduction of total expenses in the Statement of Operations.

TRUSTEES' AND OFFICERS' COMPENSATION - The fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

The fund has an unfunded, defined benefit plan for certain retired Independent Trustees which resulted in a pension expense of $626. The fund also has an unfunded retirement benefit deferral plan for certain Independent Trustees which resulted in an expense of $4,022. Both amounts are included in Independent trustees' compensation for the year ended August 31, 2006. The deferred liability for retirement benefits payable to certain Trustees under both plans amounted to $29,893 at August 31, 2006, and is included in payable for independent trustees' compensation.

OTHER - This fund and certain other MFS funds (the funds) have entered into a services agreement (the Agreement) which provides for payment of fees by the funds to Tarantino LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) for the funds. The ICCO is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the Agreement with Tarantino LLC at any time under the terms of the Agreement. For the year ended August 31, 2006, the fee paid to Tarantino LLC was $16,746. MFS has agreed to reimburse the fund for a portion of the payments made by the funds to Tarantino LLC in the amount of $14,314, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO.

The investment adviser reimbursed the fund $956,926 for a trade correction. This amount is included in realized gain on investment transactions on the Statement of Operations.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,017,421,338 and $2,252,816,148, respectively.

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                   YEAR ENDED                         YEAR ENDED
                                                   8/31/06(i)                         8/31/05(i)
                                             SHARES           AMOUNT            SHARES           AMOUNT
Shares sold
  Class A                                  30,630,255       $556,734,183      28,794,080      $449,353,092
  Class B                                   3,401,167         59,298,455       2,362,199        35,339,373
  Class C                                   3,025,371         52,468,875       2,336,111        34,976,257
  Class I                                  30,755,216        581,780,278      19,429,388       307,426,523
  Class W                                      53,111          1,031,086              --                --
  Class R                                   1,713,782         30,827,673       1,840,882        28,392,688
  Class R1                                    118,411          2,100,359          10,752           164,313
  Class R2                                     46,997            846,131          11,113           173,543
  Class R3                                    805,222         14,237,540         133,725         2,068,055
  Class R4                                    737,220         13,528,900           3,201            50,000
  Class R5                                  6,785,761        117,544,808           3,201            50,000
  Class 529A                                   35,512            640,671          25,961           402,042
  Class 529B                                    7,849            136,554           3,708            53,775
  Class 529C                                    7,149            123,841           8,456           126,224
----------------------------------------------------------------------------------------------------------
                                           78,123,023     $1,431,299,354      54,962,777      $858,575,885

Shares issued to shareholders in
reinvestment of distributions
  Class A                                   3,732,231        $62,253,599       1,587,913       $24,279,191
  Class B                                     649,122         10,424,911         340,629         5,034,486
  Class C                                     441,721          7,067,535         208,302         3,070,381
  Class I                                   4,619,694         78,765,784       1,781,510        27,773,750
  Class R                                     234,859          3,891,575          86,925         1,321,265
  Class R1                                      2,328             36,657              --                --
  Class R2                                        922             14,739              --                --
  Class R3                                     22,921            376,023           1,871            28,303
  Class R4                                        619             10,304              --                --
  Class R5                                        293              4,892              --                --
  Class 529A                                    4,564             75,577           1,383            21,032
  Class 529B                                    1,005             15,984             428             6,284
  Class 529C                                    2,465             39,156           1,002            14,679
----------------------------------------------------------------------------------------------------------
                                            9,712,744       $162,976,736       4,009,963       $61,549,371

Shares reacquired
  Class A                                 (22,770,545)     $(406,301,939)    (14,437,115)    $(224,139,499)
  Class B                                  (2,987,955)       (52,111,572)     (2,316,453)      (34,824,715)
  Class C                                  (1,768,974)       (30,633,224)     (1,206,741)      (17,997,574)
  Class I                                  (6,808,899)      (127,967,564)     (3,443,470)      (55,618,095)
  Class R                                  (1,023,578)       (18,415,220)       (630,288)       (9,740,922)
  Class R1                                    (21,804)          (394,455)            (72)           (1,129)
  Class R2                                     (4,075)           (70,219)             --                --
  Class R3                                   (249,484)        (4,380,146)        (22,619)         (345,295)
  Class R4                                    (81,019)        (1,516,299)             --                --
  Class R5                                 (1,138,695)       (20,875,810)             --                --
  Class 529A                                   (5,526)           (98,083)         (4,742)          (74,061)
  Class 529B                                     (463)            (8,063)         (1,242)          (18,403)
  Class 529C                                   (2,944)           (49,317)         (1,323)          (19,683)
-----------------------------------------------------------------------------------------------------------
                                          (36,863,961)     $(662,821,911)    (22,064,065)    $(342,779,376)

Net change
  Class A                                  11,591,941       $212,685,843      15,944,878      $249,492,784
  Class B                                   1,062,334         17,611,794         386,375         5,549,144
  Class C                                   1,698,118         28,903,186       1,337,672        20,049,064
  Class I                                  28,566,011        532,578,498      17,767,428       279,582,178
  Class W                                      53,111          1,031,086              --                --
  Class R                                     925,063         16,304,028       1,297,519        19,973,031
  Class R1                                     98,935          1,742,561          10,680           163,184
  Class R2                                     43,844            790,651          11,113           173,543
  Class R3                                    578,659         10,233,417         112,977         1,751,063
  Class R4                                    656,820         12,022,905           3,201            50,000
  Class R5                                  5,647,359         96,673,890           3,201            50,000
  Class 529A                                   34,550            618,165          22,602           349,013
  Class 529B                                    8,391            144,475           2,894            41,656
  Class 529C                                    6,670            113,680           8,135           121,220
----------------------------------------------------------------------------------------------------------
                                           50,971,806       $931,454,179      36,908,675      $577,345,880

(i) For the period from the class' inception, April 1, 2005 (Classes R1, R2, R4, and R5) and May 1, 2006
    (Class W), through the stated period end.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, MFS International Diversification Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and the MFS Aggressive Growth Allocation Fund, were the owners of record of approximately 1%, 14%, 6%, 10%, and 3%, respectively, of the value of outstanding voting shares. In addition, the MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, and the MFS Lifetime 2040 Fund were each the owners of record of less than 1% of the value of outstanding voting shares.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in a $1 billion unsecured committed line of credit provided by a syndication of banks under a credit agreement. In addition, the fund and other affiliated funds have established uncommitted borrowing arrangements with certain banks. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the Federal Reserve funds rate plus 0.35%. In addition, a commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. For the year ended August 31, 2006, the fund's commitment fee and interest expense were $16,546 and $14,812, respectively, and are included in miscellaneous expense on the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Trustees of MFS Series Trust I and Shareholders of MFS Research International Fund:

We have audited the accompanying statement of assets and liabilities of MFS Research International Fund (the Fund) (one of the portfolios comprising MFS Series Trust I), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the Fund's custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Fund at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
October 20, 2006

TRUSTEES AND OFFICERS --
IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of October 1, 2006, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                             PRINCIPAL OCCUPATIONS DURING
                                  POSITION(s) HELD     TRUSTEE/OFFICER          THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                   WITH FUND            SINCE(h)             OTHER DIRECTORSHIPS(j)
-------------------               ----------------     ---------------    ----------------------------------
INTERESTED TRUSTEES
Robert J. Manning(k)             Trustee              February 2004       Massachusetts Financial Services
(born 10/20/63)                                                           Company, Chief Executive Officer,
                                                                          President, Chief Investment
                                                                          Officer and Director

Robert C. Pozen(k)               Trustee              February 2004       Massachusetts Financial Services
(born 8/08/46)                                                            Company, Chairman (since February
                                                                          2004); Secretary of Economic
                                                                          Affairs, The Commonwealth of
                                                                          Massachusetts (January 2002 to
                                                                          December 2002); Fidelity
                                                                          Investments, Vice Chairman (June
                                                                          2000 to December 2001); Fidelity
                                                                          Management & Research Company
                                                                          (investment adviser), President
                                                                          (March 1997 to July 2001); Bell
                                                                          Canada Enterprises
                                                                          (telecommunications), Director;
                                                                          Medtronic, Inc. (medical
                                                                          technology), Director; Telesat
                                                                          (satellite communications),
                                                                          Director

INDEPENDENT TRUSTEES
J. Atwood Ives                   Trustee and Chair    February 1992       Private investor; Eastern
(born 5/01/36)                   of Trustees                              Enterprises (diversified services
                                                                          company), Chairman, Trustee and
                                                                          Chief Executive Officer (until
                                                                          November 2000)

Robert E. Butler(n)              Trustee              January 2006        Consultant - regulatory and
(born 11/29/41)                                                           compliance matters (since July
                                                                          2002); PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (November 2000 until June
                                                                          2002)

Lawrence H. Cohn, M.D.           Trustee              August 1993         Brigham and Women's Hospital,
(born 3/11/37)                                                            Senior Cardiac Surgeon, Chief of
                                                                          Cardiac Surgery (until 2005);
                                                                          Harvard Medical School, Professor
                                                                          of Surgery; Brigham and Women's
                                                                          Hospital Physicians' Organization,
                                                                          Chair (2000 to 2004)

David H. Gunning                 Trustee              January 2004        Cleveland-Cliffs Inc. (mining
(born 5/30/42)                                                            products and service provider),
                                                                          Vice Chairman/Director (since
                                                                          April 2001); Encinitos Ventures
                                                                          (private investment company),
                                                                          Principal (1997 to April 2001);
                                                                          Lincoln Electric Holdings, Inc.
                                                                          (welding equipment manufacturer),
                                                                          Director

William R. Gutow                 Trustee              December 1993       Private investor and real estate
(born 9/27/41)                                                            consultant; Capitol Entertainment
                                                                          Management Company (video
                                                                          franchise), Vice Chairman

Michael Hegarty                  Trustee              December 2004       Retired; AXA Financial (financial
(born 12/21/44)                                                           services and insurance), Vice
                                                                          Chairman and Chief Operating
                                                                          Officer (until May 2001); The
                                                                          Equitable Life Assurance Society
                                                                          (insurance), President and Chief
                                                                          Operating Officer (until May 2001)

Lawrence T. Perera               Trustee              July 1981           Hemenway & Barnes (attorneys),
(born 6/23/35)                                                            Partner

J. Dale Sherratt                 Trustee              August 1993         Insight Resources, Inc.
(born 9/23/38)                                                            (acquisition planning
                                                                          specialists), President; Wellfleet
                                                                          Investments (investor in health
                                                                          care companies), Managing General
                                                                          Partner (since 1993); Cambridge
                                                                          Nutraceuticals (professional
                                                                          nutritional products), Chief
                                                                          Executive Officer (until May 2001)

Laurie J. Thomsen                Trustee              March 2005          Private investor; Prism Venture
(born 8/05/57)                                                            Partners (venture capital), Co-
                                                                          founder and General Partner (until
                                                                          June 2004); St. Paul Travelers
                                                                          Companies (commercial property
                                                                          liability insurance), Director

Robert W. Uek                    Trustee              January 2006        Retired (since 1999);
(born 5/18/41)                                                            PricewaterhouseCoopers LLP
                                                                          (professional services firm),
                                                                          Partner (until 1999); Consultant
                                                                          to investment company industry
                                                                          (since 2000); TT International
                                                                          Funds (mutual fund complex),
                                                                          Trustee (2000 until 2005);
                                                                          Hillview Investment Trust II Funds
                                                                          (mutual fund complex), Trustee
                                                                          (2000 until 2005)

OFFICERS
Maria F. Dwyer(k)                President            November 2005       Massachusetts Financial Services
(born 12/01/58)                                                           Company, Executive Vice President
                                                                          and Chief Regulatory Officer
                                                                          (since March 2004); Fidelity
                                                                          Management & Research Company,
                                                                          Vice President (prior to March
                                                                          2004); Fidelity Group of Funds,
                                                                          President and Treasurer (prior to
                                                                          March 2004)

Tracy Atkinson(k)                Treasurer            September 2005      Massachusetts Financial Services
(born 12/30/64)                                                           Company, Senior Vice President
                                                                          (since September 2004);
                                                                          PricewaterhouseCoopers LLP,
                                                                          Partner (prior to September 2004)

Christopher R. Bohane(k)         Assistant Secretary  July 2005           Massachusetts Financial Services
(born 1/18/74)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law
                                                                          firm), Associate (prior to April
                                                                          2003)

Ethan D. Corey(k)                Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/21/63)                  and Assistant Clerk                      Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(k)            Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 8/10/68)                                                            Company, Vice President (since
                                                                          June 2005); JP Morgan Investor
                                                                          Services, Vice President (prior to
                                                                          June 2005)

Timothy M. Fagan(k)              Assistant Secretary  September 2005      Massachusetts Financial Services
(born 7/10/68)                   and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since September 2005);
                                                                          John Hancock Advisers, LLC, Vice
                                                                          President and Chief Compliance
                                                                          Officer (September 2004 to August
                                                                          2005), Senior Attorney (prior to
                                                                          September 2004); John Hancock
                                                                          Group of Funds, Vice President and
                                                                          Chief Compliance Officer
                                                                          (September 2004 to December 2004)

Mark D. Fischer(k)               Assistant Treasurer  July 2005           Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment
                                                                          Management Company, Vice President
                                                                          (prior to May 2005)

Brian E. Langenfeld(k)           Assistant Secretary  June 2006           Massachusetts Financial Services
(born 3/07/73)                   and Assistant Clerk                      Company, Assistant Vice President
                                                                          and Counsel (since May 2006); John
                                                                          Hancock Advisers, LLC, Assistant
                                                                          Vice President and Counsel (May
                                                                          2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and
                                                                          Assistant Secretary (prior to May
                                                                          2005)

Ellen Moynihan(k)                Assistant Treasurer  April 1997          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(k)               Assistant Secretary  May 2005            Massachusetts Financial Services
(born 3/07/50)                   and Assistant Clerk                      Company, Senior Vice President and
                                                                          Associate General Counsel (since
                                                                          April 2005); John Hancock
                                                                          Advisers, LLC, Senior Vice
                                                                          President, Secretary and Chief
                                                                          Legal Officer (prior to April
                                                                          2005); John Hancock Group of
                                                                          Funds, Senior Vice President,
                                                                          Secretary and Chief Legal Officer
                                                                          (prior to April 2005)

Susan A. Pereira(k)              Assistant Secretary  July 2005           Massachusetts Financial Services
(born 11/05/70)                  and Assistant Clerk                      Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm),
                                                                          Associate (prior to June 2004)

Mark N. Polebaum(k)              Secretary and Clerk  January 2006        Massachusetts Financial Services
(born 5/01/52)                                                            Company, Executive Vice President,
                                                                          General Counsel and Secretary
                                                                          (since January 2006); Wilmer
                                                                          Cutler Pickering Hale and Dorr LLP
                                                                          (law firm), Partner (prior to
                                                                          January 2006)

Frank L. Tarantino               Independent Chief    June 2004           Tarantino LLC (provider of
(born 3/07/44)                   Compliance Officer                       compliance services), Principal
                                                                          (since June 2004); CRA Business
                                                                          Strategies Group (consulting
                                                                          services), Executive Vice
                                                                          President (April 2003 to June
                                                                          2004); David L. Babson & Co.
                                                                          (investment adviser), Managing
                                                                          Director, Chief Administrative
                                                                          Officer and Director (prior to
                                                                          March 2003)

James O. Yost(k)                 Assistant Treasurer  September 1990      Massachusetts Financial Services
(born 6/12/60)                                                            Company, Senior Vice President

------------
(h) Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(j) Directorships or trusteeships of companies required to report to the Securities and Exchange
    Commission (i.e., "public companies").
(k) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(n) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by MFS pursuant to its settlement with the SEC concerning market timing and related matters.
    The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of
    $351,119.29.

The Trust held a shareholders' meeting in 2005 to elect Trustees, and will hold a shareholders' meeting at least once every five years thereafter, to elect Trustees.

Each Trustee (except Mr. Butler and Mr. Uek) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Butler, Sherratt and Uek and Ms. Thomsen are members of the
Trust's Audit Committee.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2006, the Trustees served as board members of 98 funds within the MFS
Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                        CUSTODIAN
Massachusetts Financial Services Company                  State Street Bank and Trust Company
500 Boylston Street, Boston, MA                           225 Franklin Street, Boston, MA 02110
02116-3741
                                                          INDEPENDENT REGISTERED PUBLIC
DISTRIBUTOR                                               ACCOUNTING FIRM
MFS Fund Distributors, Inc.                               Ernst & Young LLP
500 Boylston Street, Boston, MA                           200 Clarendon Street, Boston, MA 02116
02116-3741

PORTFOLIO MANAGERS
Jose Luis Garcia
Thomas Melendez

BOARD REVIEW OF INVESTMENT
ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested ("independent") Trustees, voting separately, annually approve the continuation of the Fund's investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2006 ("contract review meetings") for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the "MFS Funds"). The independent Trustees were assisted in their evaluation of the Fund's investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds' Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials which included, among other items: (i) information provided by Lipper Inc. on the investment performance of the Fund for various time periods ended December 31, 2005 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the "Lipper performance universe"), as well as the investment performance of a group of funds identified by objective criteria suggested by MFS ("MFS peer funds"), (ii) information provided by Lipper Inc. on the Fund's advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper (the "Lipper expense group"), as well as the advisory fees and other expenses of MFS peer funds, (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee "breakpoints" are observed for the Fund, (v) information regarding MFS' financial results and financial condition, including MFS' and certain of its affiliates' estimated profitability from services performed for the Fund and the MFS Funds as a whole, (vi) MFS' views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS' senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees' conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees' conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund's total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund's Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2005, which the Trustees believed was a long enough period to reflect differing market conditions. The Fund's performance was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund's Class A shares was in the 2nd quintile for each of the one and five-year periods ended December 31, 2005 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund's performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS' responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund's advisory fee, the Trustees considered, among other information, the Fund's advisory fee and the total expense ratio of the Fund's Class A shares as a percentage of average net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. and MFS. The Trustees considered that the Fund's advisory fee rate schedule is currently subject to breakpoints that reduce the Fund's advisory fee rate on net assets over $1 billion and $2 billion, and that MFS currently observes an expense limitation for the Fund. The Trustees also considered that, according to the Lipper data, the Fund's effective advisory fee rate (taking into account the expense limitation and initial breakpoint described above) was lower than the Lipper expense group median, and the Fund's total expense ratio was at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts, the higher demands placed on MFS' investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund, and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees also considered whether the Fund is likely to benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted the Fund's advisory fee rate schedule described above. The Trustees concluded that the existing breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS' costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS' methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS' resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser which also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund's behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS' interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non- advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund's portfolio brokerage commissions, if applicable, to pay for investment research and other similar services (excluding third-party research, for which MFS pays directly), and various other factors. Additionally, the Trustees considered so-called "fall-out benefits" to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund's investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2006.

A discussion regarding the Board's most recent review and renewal of the Fund's investment advisory agreement will be available on or before November 1, 2006 by clicking on the fund's name under "Select a fund" on the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds' proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC's Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q may be reviewed and copied at the:

               Public Reference Room
               Securities and Exchange Commission
               100 F Street, NE, Room 1580
               Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-5850. The fund's Form N-Q is available on the EDGAR database on the Commission's Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2006 income tax forms in January 2007. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $114,817,244 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $42,123,530. The fund intends to pass through foreign tax credits of $2,339,390 for the fiscal year.

MFS(R) PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

    o data from investment applications and other forms
    o share balances and transactional history with us, our affiliates, or others
    o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEB SITE                                  MAILING ADDRESS
mfs.com                                   MFS Service Center, Inc.
                                          P.O. Box 55824
MFS TALK                                  Boston, MA
1-800-637-8255                            02205-5824
24 hours a day
                                          OVERNIGHT MAIL
ACCOUNT SERVICE AND                       MFS Service Center, Inc.
LITERATURE                                500 Boylston Street
                                          Boston, MA 02116-3741
SHAREHOLDERS
1-800-225-2606
8 a.m. to 8 p.m. ET

INVESTMENT PROFESSIONALS
1-800-343-2829
8 a.m. to 8 p.m. ET

RETIREMENT PLAN SERVICES
1-800-637-1255
8 a.m. to 8 p.m. ET

-------------------------------------------------------------------------------
Go paperless with eDELIVERY: Arrange to have MFS send prospectuses, reports, and proxies directly to your e-mail inbox. You'll get timely information and less clutter in your mailbox (not to mention help your fund save printing and postage costs).

SIGN UP: If your account is registered with us, simply go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS TALK, MFS Access, and eDelivery may not be available to you.
-------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the "Code") that relates to an element of the Code's definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Butler, and Uek and Ms. Thomsen are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of
2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (the series referred to collectively as the "Funds" and singularly as a "Fund"). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended August 31, 2006 and 2005, audit fees billed to the Funds by Deloitte and E&Y were as follows:

                                                    Audit Fees
      FEES BILLED BY DELOITTE:                   2006        2005
                                                 ----        ----

        MFS Cash Reserve Fund                   $25,360     $23,660

                                                    Audit Fees
      FEES BILLED BY E&Y:                        2006        2005
                                                 ----        ----

        MFS Core Equity Fund                    $35,580     $33,580
        MFS Core Growth Fund                     35,580      33,580
        MFS New Discovery Fund                   35,580      33,580
        MFS Research International Fund          37,780      35,780
        MFS Strategic Growth Fund                35,580      33,580
        MFS Technology Fund                      35,580      33,580
        MFS Value Fund                           35,580      33,580
                                               --------    --------
        TOTAL                                  $251,260    $237,260

For the fiscal years ended August 31, 2006 and 2005, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

                                       Audit-Related Fees(1)           Tax Fees(2)           All Other Fees(3)
  FEES BILLED BY DELOITTE:              2006          2005           2006       2005         2006        2005
                                        ----          ----           ----       ----         ----        ----
      To MFS Cash Reserve                    $0            $0       $5,800     $7,500          $558          $0
      Fund

      To MFS and MFS Related         $1,035,850    $1,018,716           $0    $62,000      $454,751    $617,000
      Entities of MFS Cash
      Reserve Fund*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                        2006                       2005
                                        ----                       ----

      To MFS Cash Reserve Fund,      $1,614,849                 $1,742,817
      MFS and MFS Related
      Entities#

                                       Audit-Related Fees(1)           Tax Fees(2)           All Other Fees(4)
  FEES BILLED BY E&Y:                   2006          2005           2006       2005         2006        2005
                                        ----          ----           ----       ----         ----        ----

      To MFS Core Equity Fund                $0            $0      $10,192     $9,080          $144      $1,304
      To MFS Core Growth                      0             0       10,192      9,080           144       1,679
      Fund
      To MFS New Discovery                    0             0       10,192      9,080           144       1,865
      Fund
      To MFS Research                         0             0       10,522      9,410           144       2,227
      International Fund
      To MFS Strategic Growth                 0             0       10,192      9,080           144       2,203
      Fund
      To MFS Technology Fund                  0             0       10,192      9,080           144       1,281
      To MFS Value  Fund                      0             0       10,192      9,080           144       5,476
                                             --            --      -------    -------       -------    --------
  TOTAL FEES BILLED BY E&Y                   $0            $0      $71,674    $63,890        $1,008     $16,035
  TO ABOVE FUNDS:

      To MFS and MFS Related                 $0            $0      $15,500         $0       $97,480    $607,919
      Entities of  MFS Core
      Equity Fund*
      To MFS and MFS Related                  0             0       15,500          0        97,480     607,919
      Entities of  MFS Core
      Growth Fund*
      To MFS and MFS Related                  0             0       15,500          0        97,480     607,919
      Entities of  MFS New
      Discovery Fund*
      To MFS and MFS Related                  0             0       15,500          0        97,480     607,919
      Entities of  MFS Research
      International Fund*
      To MFS and MFS Related                  0             0       15,500          0        97,480     607,919
      Entities of  MFS Strategic
      Growth Fund*
      To MFS and MFS Related                  0             0       15,500          0        97,480     607,919
      Entities of  MFS
      Technology Fund*
      To MFS and MFS Related                  0             0       15,500          0        97,480     607,919
      Entities of  MFS Value
      Fund*

  AGGREGATE FEES FOR NON-AUDIT
  SERVICES:
                                         2006                       2005
                                         ----                       ----

      To MFS Core Equity Fund,         $189,658                   $633,803
      MFS and MFS Related
      Entities#

      To MFS Core Growth                189,658                    634,178
      Fund, MFS and MFS
      Related Entities#

      To MFS New Discovery              189,658                    634,364
      Fund, MFS and MFS
      Related Entities#

      To MFS Research                   189,988                    635,056
      International  Fund, MFS
      and MFS Related Entities#

      To MFS Strategic Growth           189,658                    634,702
      Fund, MFS and MFS
      Related Entities#

      To MFS Technology                 189,658                    633,780
      Fund, MFS and
      MFS Related Entities#

      To MFS Value Fund, MFS            189,658                    637,975
      and MFS Related Entities#

*   This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#   This amount reflects the aggregate fees billed by E&Y or Deloitte, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
(1) The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under
    "Audit Fees," including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
(2) The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
(3) The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to sales tax refunds, consultation on internal cost allocations, consultation on allocation of monies pursuant to an administrative proceeding regarding disclosure of brokerage allocation practices in connection with fund sales, analysis of certain portfolio holdings versus investment styles, review of internal controls and review of Rule 38a-1 compliance program.
(4) The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for the subscription to tax treatise and for services related to analysis of fund administrative expenses, compliance program and records management projects.

ITEM 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services: To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):
None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

ITEM 4(f): Not applicable.

ITEM 4(h): The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                     NOTICE

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST I
             ------------------------------------------------------------------


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President

Date: October 19, 2006
      ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* MARIA F. DWYER
                          -----------------------------------------------------
                          Maria F. Dwyer, President (Principal Executive
                          Officer)

Date: October 19, 2006
      ----------------


By (Signature and Title)* TRACY ATKINSON
                          -----------------------------------------------------
                          Tracy Atkinson, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 19, 2006
      ----------------

* Print name and title of each signing officer under his or her signature.